     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 2000


                                                      REGISTRATION NO. 333-95905

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-2

          /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       /X/ Pre-Effective Amendment No. 1
                        / / Post-Effective Amendment No.

                           --------------------------

                                   MGI2, INC.
             (Exact name of registrant as specified in its charter)

                          9821 KATY FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77024
   (Address (Number, Street, City, State and Zip Code) of Principal Executive
                                    Office)

                                 (800) 315-6979
              (Registrant's Telephone Number, including Area Code)

                                CARY M. GROSSMAN
                            CHIEF EXECUTIVE OFFICER
                          9821 KATY FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77024
                                 (800) 315-6979
(Name and Address (Number, Street, City, State, Zip Code) of agent for service)
                           --------------------------

                                   COPIES TO:


          ANDREWS & KURTH L.L.P.                              CONNER & WINTERS,
          600 Travis, Suite 4200                          A Professional Corporation
           Houston, Texas 77002                             One Leadership Square
              (713) 220-4200                            211 North Robinson, Suite 1700
       Attn: Christopher S. Collins                     Oklahoma City, Oklahoma 73102
                                                                (405) 272-5750
                                                           Attn: Irwin H. Steinhorn


                            ------------------------

                APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment
plan, check the following box:   / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE


                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                         AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED      REGISTERED            SHARE(2)            PRICE(1)(2)      REGISTRATION FEE(3)
Common Stock(1)....................    2,185,000 shares           $8.00             $17,480,000            $4,615
Underwriters' warrants(3)..........         190,000                (3)                  (3)                  (3)
Common Stock underlying
  underwriters' warrants...........         190,000               $9.60             $1,824,000              $482
Total Registration Fee.............                                                 $19,304,000           $5,097(4)


(1) Includes common stock issuable upon exercise of the underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.


(3) Represent warrants issued to the underwriters to purchase 190,000 shares of common stock. As the shares of common stock underlying these warrants are being registered hereby, no registration fee for the warrants is required according to Rule 457(g).



(4) Of which $4,129 was previously paid.

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SEC, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   SUBJECT TO COMPLETION DATED MARCH 15, 2000

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. MGI2 MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

--------------------------------------------------------------------------------


                                   1,900,000 SHARES


[LOGO]
                                     MGI2, INC.
                                     COMMON STOCK

       -------------------------------------------------------------------------


    MGi2, Inc. is offering 1,900,000 shares of its common stock in an initial public offering. Prior to this offering, there has been no public market for
MGi2's common stock. The U.S. underwriters are offering         shares in the
U.S., and the European manager is offering         shares primarily outside the
U.S.



    We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our primary business focus is to create or identify, and then incubate and grow, businesses that intend to benefit from the expected growth of business to business, or B2B, e-commerce. We intend to invest capital in, and provide merchant banking and incubation services to, these companies.



    Our merchant banking and incubation services will include strategic business and financial advisory services, and investment banking services. Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our portfolio companies.



    We currently anticipate that the public offering price will be between $7.00 and $9.00 per share. We intend to list our shares on the American Stock Exchange under the symbol "MGE."


                                                              PER SHARE    TOTAL
Public offering price.......................................      $          $
Underwriting discounts and commissions......................      $          $
Proceeds, before expenses, to MGi2..........................      $          $


    We estimate that our total expenses of issuance and distribution will be $355,000, in addition to the non-accountable expense allowance of 3% of the gross proceeds to be paid to the managing underwriter. See
"Underwriting--Non-accountable Expense Allowance."



    The underwriters may purchase up to 285,000 additional shares from us at the public offering price, less underwriting discounts and commissions. The
underwriters expect to deliver and pay for the shares on or about             ,
2000. See "Underwriting" for the maximum and minimum information based on the purchase of shares subject to the underwriters' over-allotment option.



    Shares of closed-end investment companies have in the past exhibited a tendency to trade at discounts from their underlying net asset values and public offering prices. The risk of loss associated with this tendency may be greater for investors who expect to sell the securities offered hereby soon after the offering concludes.



    SEE "RISK FACTORS" ON PAGES 8 TO 15 FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE SHARES OF MGI2.


    This prospectus concisely provides the information that you should know about us before investing in shares of our common stock. You should read this prospectus carefully and retain it for future reference.

--------------------------------------------------------------------------------

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


    This offering includes 190,000 shares of common stock issuable upon exercise of the underwriters' warrant.


CAPITAL WEST SECURITIES, INC.


                           I-BANKERS SECURITIES, INC.



                               (EUROPEAN MANAGER)



                                                   WESTPORT RESOURCES INVESTMENT



                                               SERVICES, INC.



                           APS FINANCIAL CORPORATION



                 The date of this prospectus is March   , 2000.

                      WHERE YOU CAN FIND MORE INFORMATION


    We have filed with the SEC a registration statement on Form N-2 (together with amendments, schedules and exhibits thereto, the "registration statement") under the Securities Act of 1933 with respect to this offering. This prospectus sets forth concisely the information that you should know about us before investing in our shares. This prospectus, filed as a part of the registration statement, does not contain all the information contained in the registration statement, certain portions of which have been omitted in accordance with the rules and regulations of the SEC. For further information with respect to MGi2 and our offering of common stock, please refer to the registration statement including the attached exhibits and schedules. Statements made in the prospectus as to the contents of any contract, agreement or other document are not necessarily complete; with respect to each such contract, agreement or other document filed as an exhibit to the registration statement, please refer to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.



    The registration statement and the attached exhibits may be inspected, without charge, at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains a website on the Internet (http:/www.sec.gov) that contains reports and other information regarding users that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System or "EDGAR."



    MGi2 has filed a registration statement under the Securities Exchange Act of 1934. As a result of this offering, we will also become subject to the full informational requirements of the Exchange Act. We will fulfill our obligations with respect to those requirements by filing periodic reports and other information with the SEC. We intend to furnish our stockholders with annual reports containing audited financial statements examined by an independent accounting firm for each fiscal year.

                               TABLE OF CONTENTS


                                           PAGE
                                         --------
Where You Can Find More Information....      i
Prospectus Summary.....................      1
Risk Factors...........................      8
Forward-Looking Statements.............     16
Use of Proceeds........................     17
Dividend Policy........................     18
Capitalization.........................     19
Dilution...............................     20
Selected Financial Data................     21
Management's Discussion and Analysis of
  Financial Condition and Results of
  Operations...........................     22
Senior Securities......................     26
Business...............................     28
Portfolio Companies; Equity
  Investments..........................     38



                                           PAGE
                                         --------
Investment Company Act Regulation......     39
Management.............................     41
Certain Transactions...................     51
Control Persons and Principal
  Stockholders.........................     53
Investment Advisory Services...........     54
Brokerage Allocation and Other
  Practices............................     54
Federal Income Tax Matters.............     54
Description of Capital Stock...........     55
Shares Eligible for Future Sale........     58
Underwriting...........................     60
Legal Matters..........................     63
Experts................................     63
Custodian, Transfer Agent and
  Registrar............................     63
Change in Independent Accountants......     63



    You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information or additional information. We are not making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.



    As used in this prospectus any reference to the "Company," "MGi2," "we," "us," or "our" means MGi2, Inc. and its wholly owned subsidiaries, McFarland, Grossman & Company, Inc., MGi2 Ventures, Inc., and MGi2 Capital, Inc., unless otherwise indicated.

                               PROSPECTUS SUMMARY


    UPON EFFECTIVENESS OF THE OFFERING, MCFARLAND, GROSSMAN & COMPANY, INC. WILL BECOME A WHOLLY OWNED SUBSIDIARY OF MGI2 THROUGH A SHARE EXCHANGE OF 2 SHARES OF MGI2 COMMON STOCK FOR EVERY 1 SHARE OF OUTSTANDING MCFARLAND, GROSSMAN COMMON STOCK. PRIOR TO THE CLOSING OF THE OFFERING, MGI2, WHICH WAS FORMED IN
FEBRUARY 2000, WILL ALSO FORM AND ORGANIZE TWO OTHER WHOLLY OWNED SUBSIDIARIES, MGI2 VENTURES, INC. AND MGI2 CAPITAL, INC.


    YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE FINANCIAL DATA AND RELATED NOTES, BEFORE MAKING AN INVESTMENT IN SHARES OF OUR COMMON STOCK. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE MAKING AN INVESTMENT. UNLESS OTHERWISE INDICATED, THE FINANCIAL INFORMATION, SHARE AND PER SHARE DATA IN THIS PROSPECTUS (1) HAVE BEEN ADJUSTED FOR THE SHARE EXCHANGE AMONG THE STOCKHOLDERS OF MGI2 AND MCFARLAND, GROSSMAN AND (2) ASSUME THE UNDERWRITERS' OVER-ALLOTMENT OPTION IS NOT EXERCISED.

                                  OUR BUSINESS


    Our primary business focus is to create or identify, and then incubate and grow, businesses that aim to benefit from the expected growth of business to business, or B2B, e-commerce, including:


    - INTERNET INFRASTRUCTURE SERVICE PROVIDERS, such as companies that design local and wide-area networks and provide telecommunications and internet access services;

    - INTERNET MARKET MAKERS who connect buyers and sellers by creating Internet-based markets and exchanges for the marketing and sale of goods and services via the Internet; and

    - INTERNET SOLUTION PROVIDERS that develop and provide business solutions to users of e-commerce, including:

      - website design,

      - web-based software enablers, such as application service providers,

      - application integration software, and

      - Internet services such as consulting and systems integration.


    We intend to invest in and provide merchant banking and incubation services to our clients in the B2B e-commerce market. Our merchant banking and incubation services will include strategic business and financial advisory services, and investment banking services. Through our funding and services, we intend to enhance our clients' growth opportunities. As opportunities arise or market emphasis shifts, we may invest in, and provide these services to, high growth businesses which are not involved in the Internet or e-commerce. We will be compensated for our services in several ways. We will receive cash fees for the investment banking services we provide to our client and portfolio companies. We will also earn warrants or other equity compensation in connection with providing our other services.



    Our policy is to dispose of our investments when a liquid market exists. However, if a portfolio company becomes publicly traded, subject to the discretion of our board of directors, we may distribute those equity securities to our stockholders.



    We have adopted a policy to use reasonable efforts to provide our stockholders with the right to invest in the initial public offerings of portfolio companies. These opportunities will depend on the nature of our role with the portfolio company and whether the managing underwriter of the initial public offering of our portfolio company does not object to offering our stockholders the right to invest in the offering.



    We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our portfolio companies. Our management will implement our investment objective and strategies and will determine our strategic and operational direction.

    Currently, our principal operating subsidiary is McFarland, Grossman & Company, Inc. McFarland, Grossman, a registered broker-dealer, was formed in 1991 to provide investment banking services to rapidly expanding service businesses or service businesses active in consolidating industries. McFarland, Grossman has a history of forming and incubating new businesses, providing financial advisory services to, and financing for, client and portfolio companies. Since its inception, McFarland, Grossman has completed engagements in 10 states involving the private placement of more than $88 million in private equity and mezzanine financing, $181 million of senior debt, and more than 20 mergers and acquisitions. Since 1997, McFarland, Grossman has focused on the formation and incubation of new businesses and other engagements where it receives equity, in addition to cash fees, for providing merchant banking services. To that end, McFarland, Grossman has been instrumental in the formation of five companies since 1997, three of which are now publicly traded on national securities exchanges. See "Business--Our Company."



    After the offering, we also intend to conduct operations through MGi2 Ventures, Inc. which will provide incubation, business consulting and other related services and through MGi2 Capital, Inc. which will provide management services to venture capital funds and other private equity funds that we establish. See "Business--Our Corporate Structure."


                             OUR MARKET OPPORTUNITY

    The Internet is rapidly becoming a critical resource for business. Companies that successfully establish an online presence can more effectively conduct business with partners and suppliers, communicate with customers and employees and address the rapidly growing, global base of online customers. Forrester Research, an independent research firm, predicts that the number of United States online businesses will grow from 1.8 million (or 29% of all U.S. enterprises) in 1998 to 4.3 million (or 55% of all U.S. enterprises) by 2003. Forrester Research also projects that the U.S. B2B e-commerce market, which they define as the intercompany trade of hard goods over the Internet, will grow from $43 billion in 1998 to $1.3 trillion by 2003.


    We believe that the emergence of this "New Economy" presents us with significant opportunities to provide merchant banking services and incubation services to emerging or development stage companies that have the potential to succeed in the New Economy. In addition, we believe an opportunity exists to provide these services to companies that are located in underserved geographic regions. According to a recent survey published by PricewaterhouseCoopers, approximately 69% of the venture capital invested during the first nine months of 1999 was invested in California and New England. Our efforts will be directed to assisting companies in underserved markets, such as Texas and other southwestern states, as opposed to companies located in Silicon Valley, New England and other areas near primary venture capital centers. However, we may make investments in other geographic areas depending on the availability of business opportunities. See "Business--Our Market Opportunity."


                             OUR OPERATING STRATEGY


    Our operating strategy is to create value for our stockholders primarily by creating or identifying, and then incubating and growing, businesses that are poised to benefit from the growth of the Internet as a commercial exchange, such as companies that will provide online B2B services. We believe our portfolio companies will benefit from our collective experience and resources and, as a result, be in a better position to succeed in the New Economy.


    Our principal resources include the experience and industry relationships of our management team, our directors and our advisory board. Our management team includes experienced professionals with varied backgrounds which include strategy consulting, investment banking and public accounting. Our directors and advisory board members are senior level executives with experience building and managing businesses in the technology, e-commerce and telecommunications industries.

    Our principal merchant banking and incubation services include:

    - Strategic guidance and business planning;

    - Organizational development and operational support;

    - Investment banking and financial advisory services; and

    - Providing seed capital and later-stage growth capital.

See "Business--Our Operating Strategy."

               OUR INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


    Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our client and portfolio companies. We also expect to receive current income from certain of our advisory activities. See "Business--Our Merchant Banking and Incubation Services."


    Our criteria for selecting target clients are:


    - INDUSTRY. Businesses involved in or enabling the development of B2B e-commerce, such as infrastructure service providers, market makers and solution providers.



    - GEOGRAPHY. Companies located outside of the primary venture capital centers such as Silicon Valley and New England, including but not limited to Texas and other southwestern states.



    - COMPANY STAGE. Newly formed companies that need assistance in developing their business strategies and management teams, and require "seed" level investment capital, and companies that are developed and require investment banking services to arrange later stage financing or mergers and acquisitions or other financial advisory services.


    - SOLID CORE MANAGEMENT TEAM. Relevant industry experience, a history of accomplishment, and skills for managing a high growth business.

    - REASONABLE VALUATION. Businesses which we believe have a reasonable valuation in light of the value of the current business and the risks involved in its development.


    We intend to assist in the growth of our portfolio companies by providing them with management assistance in strategy formation and development, executive recruiting and general business operations.



    The selection of portfolio investments and the day-to-day management of our investments, including our investment practices and techniques, will be the responsibility of certain of our officers who serve under the direction of our board of directors. We have not adopted a fixed policy concerning the types of business we can invest in, the types of securities we will hold or the amount of funds which can be invested in any one portfolio company. We reserve the freedom to invest in any kind of security or asset and to engage in business operations to the extent considered beneficial in achieving our investment objectives. Our investments in clients may take many forms, including preferred or common equity, debt, debt with equity features, warrants or options, convertible securities and other forms of ownership interests. See "Business--Our Investment Objective and Principal Strategies." We may change our investment objective and policies without a vote of the holders of a majority of our common stock.


                              OUR GROWTH STRATEGY

    Our strategy to grow our business is as follows:


    - Expand our financial advisory and merchant banking activities in our client and portfolio companies and earn significant equity positions in our portfolio companies;


    - Increase our focus on the formation and development of new businesses;

    - Selectively provide capital to clients in exchange for equity interests;
      and

    - Participate in late-stage financing of our clients' expansion by managing a venture fund.

See "Business--Our Growth Strategy."

                                  THE OFFERING


Common stock we are offering.................  1,900,000 shares
Common stock that will be outstanding after
  the offering...............................  3,400,000 shares
Use of proceeds..............................  We intend to use the net proceeds from this offering to invest in portfolio companies, to
                                               repay indebtedness, to provide capital
                                               reserves for regulatory capital requirements
                                               and for general corporate purposes. See "Use
                                               of Proceeds."
Proposed American Stock Exchange trading
  symbol.....................................  MGE


    The number of outstanding shares of common stock shown above does not include:

    - 326,500 shares issuable upon exercise of options, having a weighted average exercise price of $4.40 per share, and consisting of 161,500 options outstanding prior to the closing of this offering and 165,000 to be granted at the closing of this offering;


    - 190,000 shares issuable upon exercise of warrants issued to the managing underwriter; or



    - 285,000 shares issuable upon exercise of the underwriters' over-allotment option.


                             PRINCIPAL RISK FACTORS


    You should carefully consider all of the information in this prospectus. In particular, you should evaluate the specific factors set forth under "Risk Factors" on pages 8 to 15 of this prospectus for risks involved with an investment in our common stock, including but not limited to risks associated with the following:



    - our ability to attract new clients;



    - our dependence on key personnel;



    - the financial advisory industry;



    - the competitive nature of investment banking and merchant banking;



    - our ability to establish a private equity fund;



    - the need to obtain SEC exemptive relief regarding various policies; and



    - our investment in early stage companies.


                                   DIVIDENDS


    We intend to retain our earnings, if any, to support and finance the expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. However, if a portfolio company becomes publicly traded, subject to the discretion of our board, we may distribute those equity securities to our stockholders. See "Dividend Policy."


                        CERTAIN ANTI-TAKEOVER PROVISIONS

    Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for MGi2 or of otherwise initiating a change in control of MGi2. See "Description of Capital Stock--Certificate of Incorporation and Bylaws Provisions."

                           FEDERAL INCOME TAX MATTERS

    We do not intend to elect pass-through treatment under subchapter M of the Internal Revenue Code, but will expect to be taxed at regular corporate rates on ordinary income and recognized gains on distributions of appreciated property. See "Federal Income Tax Matters."


                             CORPORATE INFORMATION



    MGi2 was incorporated under the laws of the State of Delaware in February 2000. Our corporate office is located at 9821 Katy Freeway, Suite 500, Houston, Texas 77024, and our telephone number is (800) 315-6979.

                             FEE TABLE AND SYNOPSIS

    You can expect to bear, directly or indirectly, the following costs and expenses in connection with an investment in shares of our common stock.

                               OFFERING EXPENSES

STOCKHOLDER TRANSACTION EXPENSES(1)

    TRANSACTION EXPENSES (AS A PERCENTAGE OF THE OFFERING PRICE PER SHARE)


Sales Commission
  Underwriting discounts and commissions............   10.0%
  Non-accountable expense allowance.................    3.0%
                                                       -----
    Total Stockholder Transaction Expenses..........   13.0%
                                                       =====


------------------------


(1) Does not include offering expenses incurred in connection with our organization, which are estimated to be $355,000 and which will be paid from the net proceeds of this offering.


                                ANNUAL EXPENSES

ANNUAL EXPENSES

    ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON
SHARES)


Operating expenses(2)
  Salaries and Compensation........................    8.84%
  Professional Fees................................    0.18%
  General and Administrative.......................    2.65%
    Total Annual Expenses..........................   11.67%
                                                      ======


------------------------

(2) "Operating expenses" represents the estimated operating expenses of MGi2 for the current fiscal year, as a percentage of net assets, including estimated net proceeds from the offering.

                   EXAMPLE OF COSTS AND EXPENSES CALCULATION


                                                      1          3          5          10
                                                     YEAR      YEARS      YEARS      YEARS
                                                   --------   --------   --------   --------
Assuming a 5% annual return, you can expect to
  pay the following expenses on a $1,000
  investment.....................................    $113       $319       $500      $  863



    Our actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return that is required by law to be used to demonstrate the costs and expenses of an investment in shares of our common stock, and does not reflect our expectation of the actual return that you may or may not realize from an investment in our shares.

                      SUMMARY CONSOLIDATED FINANCIAL DATA


    We have derived the following summary financial information for the years ended December 31, 1995 through 1999 from the audited financial statements and the related notes of MGi2 and McFarland, Grossman, our subsidiary. The audited financial statements for the years ended December 31, 1997 through 1999 are included in this prospectus. The audited financial statements for the years ended December 31, 1995 and 1996 are not included in this prospectus. The consolidated financial statements of MGi2 reflect the exchange of stock of McFarland, Grossman for the stock of MGi2 at a ratio of 2 shares of MGi2 for every 1 share of McFarland, Grossman. You should read this summary financial information in conjunction with our more detailed financial statements and related notes. You should also read "Use of Proceeds," on page 17 "Capitalization," on page 19 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 22.



                                                                           YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------
                                                           1995         1996         1997         1998         1999
                                                        ----------   ----------   ----------   ----------   ----------
SUMMARY OF OPERATIONS DATA:
Revenues:
  Investment banking fees.............................  $1,114,455   $1,100,426   $1,813,995   $2,824,594   $1,082,946
  Net gain (loss) on securities.......................      (1,036)     105,425      496,845       70,373       (4,145)
  Dividends and interest..............................       3,183        3,678        6,079       87,712       54,567
  Other income........................................     144,325      123,250      148,850       66,820        6,636
                                                        ----------   ----------   ----------   ----------   ----------
    Total revenues....................................  $1,260,927   $1,332,779   $2,465,769   $3,049,499   $1,140,004
                                                        ----------   ----------   ----------   ----------   ----------
Operating expenses:
  Compensation and benefits...........................  $  921,443   $  770,289   $1,250,207   $2,327,942   $1,192,315
  Other operating expenses............................     344,277      435,315      398,962      497,054      386,862
                                                        ----------   ----------   ----------   ----------   ----------
    Total expenses....................................  $1,265,720   $1,205,604   $1,649,169   $2,824,996   $1,579,177
                                                        ----------   ----------   ----------   ----------   ----------
Income (loss) before provision (benefit) for income
  taxes...............................................  $   (4,793)  $  127,175   $  816,600   $  224,503   $ (439,173)
                                                        ----------   ----------   ----------   ----------   ----------
Net income (loss).....................................  $   (6,670)  $   96,424   $  522,152   $  137,780   $ (297,397)
                                                        ==========   ==========   ==========   ==========   ==========
Net income (loss) per share
  Basic...............................................  $    (0.00)  $     0.06   $     0.34   $     0.09   $    (0.20)
                                                        ==========   ==========   ==========   ==========   ==========
  Diluted.............................................  $    (0.00)  $     0.06   $     0.30   $     0.08   $    (0.20)
                                                        ==========   ==========   ==========   ==========   ==========
Shares used in computing net income (loss) per share
  Basic(1)............................................   1,500,000    1,500,000    1,500,000    1,500,000    1,500,000
                                                        ==========   ==========   ==========   ==========   ==========
  Diluted.............................................   1,500,000    1,695,705    1,743,613    1,754,242    1,500,000
                                                        ==========   ==========   ==========   ==========   ==========
BALANCE SHEET DATA:
Total assets..........................................  $  269,675   $  390,032   $1,236,061   $1,375,606   $1,157,243
                                                        ==========   ==========   ==========   ==========   ==========
Total debt(2).........................................  $    6,986   $    3,881   $      776   $  180,000   $  192,100
                                                        ==========   ==========   ==========   ==========   ==========
Total stockholders' equity............................  $  219,547   $  323,704   $  881,675   $  918,555   $  621,158
                                                        ==========   ==========   ==========   ==========   ==========


------------------------------


(1) Does not reflect the 1,900,000 shares offered pursuant to this prospectus.



(2) See "Senior Securities" on page 26 for more information regarding our level of indebtedness.



    Since 1997, we have assigned most of our interest in client securities which we received as fees for our services to our employees as compensation. In addition, we have participated in the formation of new businesses and allowed our employees, rather than us, to purchase the founders' stock, which is generally issued for nominal consideration. We have now adopted a policy that any client securities to be received in connection with the services we provide, and shares to be acquired as founders' stock in companies that we incubate or assist in incubation, are to be paid or issued directly to us. Subject to review and approval by the SEC, once granted or issued to us, our compensation committee, which is comprised of independent directors, may distribute or allocate up to 30% of these securities among our officers and employees as additional compensation. If this policy had been in effect in prior years, we would have retained additional securities which are now publicly traded and which had a value of approximately $1,523,000 as of December 31, 1999. This valuation does not include the value of privately held securities which were previously granted to our officers and employees as compensation. See "Risk Factors--Risks Associated with Our Operations--Our policy of granting a percentage of the securities received as compensation to our officers and employees could result in a conflict of interest" and "--Failure to obtain SEC exemptive relief of various policies could negatively affect our operations."

                                  RISK FACTORS


    YOU SHOULD CONSIDER CAREFULLY, IN ADDITION TO THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS, THE FOLLOWING FACTORS BEFORE PURCHASING ANY SHARES OF OUR COMMON STOCK. PURCHASING SHARES OF OUR COMMON STOCK CARRIES SIGNIFICANT RISK OF LOSING SOME OR ALL OF YOUR INVESTMENT.



                      RISKS ASSOCIATED WITH OUR OPERATIONS


WE HAVE A LIMITED OPERATING HISTORY WORKING WITH INFORMATION TECHNOLOGY,
  INTERNET AND E-COMMERCE COMPANIES.

    We have limited experience advising information technology, Internet and e-commerce companies and have no significant operating history with respect to these types of companies upon which you may evaluate our business. We cannot assure you that our management will be able to effectively manage, promote or finance Internet-related companies or implement our strategies.


OUR SUCCESS DEPENDS ON OUR ABILITY TO ATTRACT NEW CLIENTS.



    Many of our engagements are one-time representations and do not result in follow-on business or revenues. We have a limited number of client engagements, and our success will depend on our ability to identify, attract and maintain clients for our services in the future. We cannot assure you that we will be able to attract client and portfolio companies or that our services will be required on fee terms or on equity-for-services terms satisfactory to us.



WE DEPEND ON KEY PERSONNEL, THE LOSS OF WHICH COULD HAVE A MATERIAL ADVERSE
  EFFECT ON OUR BUSINESS.



    For the foreseeable future, we will place substantial reliance upon the personal efforts and abilities of Clifford E. McFarland and Cary M. Grossman, the co-founders of MGi2, along with other members of our management team. The loss of the services of either of Messrs. McFarland or Grossman likely would have a material adverse effect on our business, operations, revenues and/or prospects. Our success also depends on our ability to retain and hire additional highly skilled personnel and upon the continued assistance of our directors and advisory board members. Competition for experienced personnel in our business is intense. We cannot assure you that we will be able to retain our personnel or hire and retain additional qualified and skilled personnel. See "Business--Competition" and "Management." We currently have key man life insurance policies on Messrs. McFarland and Grossman in the amount of $500,000 each.



WE COULD EXPERIENCE LOSSES IN THE FUTURE.



    We had a net loss of $297,397 for the twelve months ended December 31, 1999 resulting largely from reduced revenues, increased expenses and unrealized losses on investments. We cannot assure you that we will be able to generate profits in the future, and we could continue to incur losses.



IF WE HAVE LIMITED ACCESS TO ADDITIONAL FUNDS, OUR GROWTH COULD BE LIMITED.



    We cannot assure you that our business will generate sufficient cash flow from operations to fund our liquidity needs in the future. If we do not have sufficient cash or borrowing capacity, our growth could be limited, our capital impaired and/or our ability to carry out our operating and growth strategy could be severely limited unless we are able to obtain additional cash from the sale of equity or the incurrence of debt.



WE ARE SUBJECT TO GOVERNMENT REGULATION BECAUSE OF OUR STATUS AS A BUSINESS
  DEVELOPMENT COMPANY.



    We have elected to be regulated as a business development company under the Investment Company Act. Although the business development provisions relieve business development companies from compliance with many of the provisions of the Investment Company Act, business development companies are subject to certain restrictions on permitted types of investments. Moreover, the applicable provisions of the

Investment Company Act impose numerous restrictions on our activities, including restrictions on the nature of our investments and transactions with affiliates. We cannot assure you that these business development company provisions will be interpreted or administratively implemented in a manner consistent with our objectives and manner of operations. If our election to operate as a business development company is rejected, or if we otherwise fail to qualify as a business development company, we would be subject to the substantially greater regulation applicable to a registered investment company under the Investment Company Act, unless we can establish an exemption. Compliance with these regulations would significantly increase our costs of doing business and would limit our ability to comply with our operating and growth strategy.



    If we lose our status as a business development company and are unable to obtain a ruling from the SEC that we are not an investment company, we may have to take actions which are not in our best interests or which could be contrary to our operating and growth strategy in order to avoid being a registered investment company and having to register under the Investment Company Act. See "Investment Company Act Regulation."



    If we lose our status as a business development company and are unable to obtain a ruling from the SEC that we will not be an investment company, we may further be required, in order to avoid being an investment company, to sell assets which we could otherwise want to retain and may be unable to sell assets which we would otherwise want to sell. Further, we may be forced to acquire additional income generating or loss generating assets that we would not otherwise acquire, in order to avoid being an investment company. If we are required to do the above, we believe that it could have a material adverse effect on our ability to carry out and perform our business and operating strategy. See "Business--Government Regulation" and "Investment Company Act Regulation."



WE ARE SUBJECT TO RISKS INHERENT IN THE FINANCIAL ADVISORY BUSINESS.



    The financial advisory business is, by its nature, subject to various risks, particularly in volatile or illiquid markets, including the risk of losses resulting from the ownership of securities. Our activities and their profitability are affected by many factors, including:



    - the volatility and price level of the securities markets;



    - the demand for financial advisory and merchant banking services;



    - the level and volatility of interest rates;



    - legislation affecting the business and financial communities; and



    - the economy in general.



    These conditions may lead to periods of reduced activities. Sudden declines in market values of securities and the failure of issuers to meet their obligations can result in substantial losses. Down markets, if prolonged, may also lower our revenues. Further, under applicable securities laws and court decisions with respect to financial advisor liability and limitations on indemnification by issuers, we may be exposed to substantial securities liability arising out of our involvement in private offerings of equity and debt instruments. See "Business--Our Merchant Banking and Incubation Services."



OUR EQUITY POSITIONS IN PORTFOLIO COMPANIES WILL HAVE VOLATILE VALUES.



    As a result of our merchant banking activities and receipt of equity for services, we expect to hold equity interests in various portfolio companies. These securities may take on any of a number of forms but would likely consist principally of stock and warrants, most of which will be restricted and non-marketable for varying periods of time. Each accounting period, as required by generally accepted accounting principles for broker-dealers and investment companies, these securities will be marked-to-market, i.e., valued at market value or a percentage thereof, with resulting unrealized gains and losses being reported in earnings. Our investments in the securities of non-public companies are valued, under the supervision and authority of our board of directors, by management based upon valuation models commonly used in the venture capital industry, which include various factors such as multiples of revenues, earnings, cash flow and other factors. Values of securities are volatile and fluctuations may have a material adverse effect on our earnings. See "Business--Our Merchant Banking and Incubation Services," "--Our Prior Incubation and Merchant Banking Experience" and "--Determination of Net Asset Value."



WE MAY LOSE ALL OF OUR INVESTMENT IN A CLIENT COMPANY IF IT IS NOT SUCCESSFUL.



    We cannot assure you that any of our investments in our portfolio companies will be successful. We may realize substantially less value than anticipated from the equity positions we hold in portfolio companies and we may lose our entire investment in any or all of our portfolio companies.



THE SECURITIES IN WHICH WE INVEST ARE GENERALLY ILLIQUID AND WE MAY NOT BE ABLE
  TO SELL OUR INVESTMENTS.



    A venture capital investment typically takes at least several years before the portfolio company is in a position to sell its shares in a public offering or engage in a sale or merger. The securities of our portfolio companies will generally be "restricted" under Rule 144 of the Securities Act and thus cannot be sold unless we satisfy the requirements of Rule 144. In addition, it is conceivable that certain of our equity positions could be subject to lock-up agreements and other restrictions on transfer, which impact liquidity. Accordingly, it could be several years before we are able to sell our investments.



OUR BROKER-DEALER ACTIVITIES WILL SUBJECT US TO EXTENSIVE REGULATION.



    Our business is subject to extensive regulation at both the federal and state levels. In addition, self-regulatory organizations, such as the NASD, require strict compliance with their rules and regulations. The extensive regulatory framework applicable to broker-dealers and investment advisors, the purpose of which is to protect customers and the integrity of the securities markets, imposes significant compliance burdens on us. Failure to comply with any of the laws, rules or regulations of any independent, state or federal regulatory authority could result in fines, injunction, suspension or expulsion from the industry, which could have a material adverse impact upon us. The SEC and the NASD also have provisions with respect to net capital requirements applicable to the operation of securities firms. Furthermore, amendments to existing statutes and regulations or the adoption of new statutes and regulations could require us to alter our methods of operation at costs which could be substantial. See "Business--Government Regulation."



INVESTMENT BANKING AND MERCHANT BANKING IS HIGHLY COMPETITIVE.



    We expect to encounter competition in all aspects of our business and to compete directly with other investment banking and merchant banking firms, a significant number of which have greater capital and other resources than us. In addition to competition from firms currently in the investment banking, merchant banking and private equity businesses, recently there has been increasing competition from other sources, such as commercial banks, insurance companies and other businesses offering financial services. See "Business--Competition."



GOVERNMENT REGULATION OF THE INTERNET AND DATA TRANSMISSION OVER THE INTERNET
  COULD AFFECT OUR BUSINESS.



    Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The most recent session of the United States Congress resulted in Internet laws regarding children's privacy, copyrights, taxation and the transmission of sexually explicit material. The law of the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, libel and taxation apply to the Internet. In addition, the growth and development of the market for online commerce may prompt calls for more stringent consumer protection laws, both in the

United States and abroad, that may impose additional burdens on companies conducting business on the Internet. The adoption or modification of laws or regulations relating to the Internet could adversely affect our business.



OUR SHARES MAY TRADE AT A DISCOUNT TO NET ASSET VALUE.



    Shares of many closed-end investment companies tend to trade at discounts from their underlying net asset values and their initial public offering prices. The shares offered hereby may follow that pattern. The risk of loss associated with this tendency of closed-end investment companies may be greater for investors expecting to sell the shares offered hereby soon after the offering is completed.



THE MARKET PRICE OF OUR SHARES MAY BE VOLATILE.



    After completion of the offering, the market price of our common stock could be subject to significant fluctuations due to variations in response to numerous factors, including:



    - variations in our annual or quarterly financial results or those of our competitors;



    - changes by financial research analysts in their estimates of our future earnings, conditions in the economy in general or in our industry in particular;



    - unfavorable publicity or changes in applicable laws or regulations (or judicial or administrative interpretations thereof) affecting us or the investment banking industry; and



    - fluctuations in the market price of the companies in which we hold, or have the right to acquire, equity or other interests.



WE MAY NOT BE ABLE TO ESTABLISH A PRIVATE EQUITY FUND.



    A part of our operating strategy is to attempt to establish a venture capital fund which we would manage. There is substantial competition for fund capital and we may not be able to establish a fund in the next 12 to 18 months or at all. If we are unable to develop a venture capital fund, our future revenues could be negatively impacted and we could be required to change our operating strategy. Additionally, the time required to establish a fund could distract our management from its other duties.



OUR TRANSACTIONS WITH AFFILIATES MAY BE LIMITED.



    The Investment Company Act restricts joint transactions with, and transactions between, us and any of our affiliates, including our officers, directors or employees and principal stockholders. In many cases, the Investment Company Act prohibits joint transactions with, and transactions between, such persons and ourselves unless we first apply for and obtain an exemptive order from the SEC. Delays and costs in obtaining necessary approvals may decrease or even eliminate any profitability of such transactions or make it impracticable or impossible to consummate such transactions. These affiliations could cause circumstances which would require the SEC's approval in advance of proposed transactions by us in portfolio companies.



OUR POLICY OF GRANTING A PERCENTAGE OF THE SECURITIES RECEIVED AS COMPENSATION
  TO OUR OFFICERS AND EMPLOYEES COULD RESULT IN A CONFLICT OF INTEREST.



    We have adopted a policy stating that up to 30% of the client securities received by us as compensation or acquired by us as founding stockholders will be distributed by our compensation committee among our officers and employees as additional compensation. This policy could result in a conflict of interest between us and our officers and employees in structuring our compensation arrangements with our portfolio companies. See "Certain Transactions."

FAILURE TO OBTAIN SEC EXEMPTIVE RELIEF OF VARIOUS POLICIES COULD NEGATIVELY
  AFFECT OUR OPERATIONS.



    Due to certain restrictions contained in the Investment Company Act, our proposed compensation program requires that we obtain the approval of the SEC to implement certain facets of our proposed compensation program. We intend to seek exemptive relief in order to issue options to directors, advisory board members and employees, to make stock grants to directors and advisory board members and to periodically distribute 30% of the equities in portfolio companies received by us to our officers and employees. If exemptive relief is not granted, we may have to restructure our compensation program to make cash payments and other permitted incentives to directors, advisory board members, officers and employees. Any failure to obtain the required SEC approval or successfully restructure the compensation program could result in us being unable to attract or maintain our management team, directors, advisory directors and employees.



FLUCTUATIONS IN OUR QUARTERLY FINANCIAL RESULTS, AND IN THE QUARTERLY FINANCIAL
  RESULTS OF OUR PORTFOLIO COMPANIES, MAY ADVERSELY AFFECT OUR STOCK PRICE.



    We expect that our quarterly results and the quarterly results of our portfolio companies may fluctuate significantly due to many factors, including:



    - the rate of growth in e-commerce markets;



    - the level of competition from other firms providing financial advisory services and merchant banking services to e-commerce companies;



    - the operating results of our portfolio companies in which we have an equity interest; and



    - the non-recurring nature of our client relationships.



                 RISKS ASSOCIATED WITH OUR PORTFOLIO COMPANIES


MOST OF OUR CLIENTS WILL HAVE LIMITED OPERATING HISTORIES.


    Most of the clients to whom we will provide services will be start-up or emerging growth companies with little or no operating history. Our business and prospects must be viewed in light of the risks inherent in early development companies, particularly companies in new or rapidly evolving markets such as e-commerce. These risks include the risk that this e-commerce market will not develop into a widely accepted vehicle for commercial exchange.



IF WE ARE UNABLE OR UNWILLING TO PROVIDE PORTFOLIO COMPANIES WITH THE
  SIGNIFICANT ADDITIONAL FINANCING THEY MAY NEED, OUR INTEREST IN THEM MAY BE DILUTED OR THEY MAY FAIL.



    We anticipate that most of the companies we advise or receive equity in will be in the early stages of their development. Our portfolio companies will likely be competing with larger, established companies, with greater access to, and resources for, capital and further development. As a result, these companies may require significant amounts of additional capital to compete successfully, meet their business objectives and produce revenues and profits. We may not be able to accurately predict these capital needs, and we may be unable or unwilling to provide the additional capital they require. If these companies receive capital from other sources, our ownership interest may be diluted. If these companies are unable to obtain additional capital, they may fail.



OUR PORTFOLIO CLIENTS CONSIST PRIMARILY OF SMALL AND MEDIUM SIZED
  PRIVATELY-OWNED BUSINESSES. BY LIMITING OUR INVESTMENTS TO THESE TYPES OF BUSINESSES, THE RISK TO OUR COMPANY, AND THEREBY YOUR INVESTMENT, IS INCREASED.



    Our portfolio clients consist primarily of small and medium sized, privately-owned businesses. There is generally no publicly available information about such companies, and we must rely on our own employees and agents to obtain information to make our investment decisions. Typically, small and medium sized businesses depend on the talents and efforts of one or two persons or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related business. In addition, such businesses frequently have smaller product lines and market shares than their competition, may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such businesses may also experience substantial variations in operating results. Accordingly, investments in small and medium sized businesses should be considered speculative. To the extent we do not diversify our portfolio with investments in larger, more stable companies, your investment in our company should also be considered speculative.



MANY OF OUR PORTFOLIO COMPANIES WILL BE EARLY STAGE COMPANIES WHICH WILL
  ENCOUNTER RISKS AND DIFFICULTIES FREQUENTLY FACED BY EARLY STAGE COMPANIES IN NEW AND RAPIDLY EVOLVING MARKETS.



    An investor in our common stock must consider the risks and difficulties frequently encountered by early stage companies in new and rapidly evolving markets. These challenges include their:



    - Need to be the first to market or an early entrant in their market;



    - Need to increase brand name awareness;



    - Need to attract and retain customers at a reasonable cost;



    - Dependence on website and transaction processing performance and reliability;



    - Need to manage changing and expanding operations;



    - Need to compete effectively; and



    - Need to establish themselves as an important participant in the evolving market for products and services on the Internet.



    In addition, because of their limited operating history, these portfolio companies may have limited insight into trends that may emerge and affect their businesses. We cannot be certain that their business strategies will be successful or that they will successfully address these risks. Any failure to do so would seriously harm our business and operating results.



                       RISKS ASSOCIATED WITH OUR INDUSTRY



WE AND MANY OF OUR PORTFOLIO COMPANIES DEPEND ON CONTINUED USE OF THE INTERNET
  AND THE GROWTH OF ITS USE AS A COMMERCIAL TOOL.


    Our future revenues and profits, if any, substantially depend upon the widespread acceptance and use of the Internet as an effective medium for business and communication between businesses and their customers. Rapid growth in the use of and interest in the Internet has occurred only recently. As a result, acceptance and use may not continue to develop at historical rates, and a sufficiently broad base of businesses and consumers may not adopt, and continue to use, the Internet and other online services as a medium of commerce. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty, and few proven services and products exist.


    The Internet may not be accepted as a viable long-term commercial marketplace for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies and performance improvements. Our success and the success of our portfolio companies will depend, in large part, upon third parties maintaining the Internet infrastructure to provide a reliable network platform with the speed, data capacity, security and hardware necessary for reliable Internet access and services.


COMPETITION AMONG INTERNET PRODUCTS AND SERVICES IS INTENSE.


    As the market for e-commerce grows, we expect that competition will intensify. Barriers to entry are minimal, and competitors can offer products and services at a relatively low cost. If the client or portfolio companies we advise or receive equity in fail to adapt to changes in technology and customer and supplier demands, they may not be competitive. We cannot assure you that the products and services of these companies will achieve market acceptance or commercial success, nor can we assure you that the businesses of these companies will be successful.



WE AND OUR PORTFOLIO COMPANIES MAY NOT BE ABLE TO ADAPT TO RAPID CHANGES IN THE
  E-COMMERCE INDUSTRY.


    The success of many of the companies for which we will provide advisory services and in which we may acquire an equity interest will depend on their ability to adapt to the rapidly changing e-commerce marketplace. The e-commerce market is characterized by:

    - rapidly changing technology;

    - evolving industry standards;

    - frequent new product and service introductions;

    - shifting distribution channels; and

    - changing customer demands.


    Our business will suffer if the companies we advise or receive equity in as compensation for services are unable to adapt to this rapidly evolving marketplace. They may not be able to adequately or economically adapt their products and services, develop new products and services or establish and maintain effective distribution channels for their products and services. In addition, we and these companies may be unable or unwilling to respond to the technology changes occurring in Internet products and services in an economically efficient manner, and our businesses may become or remain unprofitable.



                      RISKS ASSOCIATED WITH THIS OFFERING



YOU WILL EXPERIENCE IMMEDIATE, SUBSTANTIAL DILUTION IN THE NET ASSET VALUE OF
  THE SHARES YOU PURCHASE.



    The common stock offered by this prospectus will experience immediate dilution in net asset value per share. To the extent outstanding options or warrants are exercised, you may experience further dilution. We may issue additional shares of common stock in the future to raise capital to carry out our business strategy, fund acquisitions or to incentivize management. These issuances may cause further dilution to our stockholders. See "Dilution."


WE HAVE NO PRIOR PUBLIC MARKET FOR OUR SHARES.


    Prior to the offering, no public market for our common stock has existed. The initial public offering price for the common stock was determined by negotiation between us and the underwriters and may bear no relationship to the price at which the common stock will trade after the offering. See "Underwriting" for the factors considered in determining the initial public offering price. We have applied to list our common stock on the American Stock Exchange. However, we cannot assure you that an active trading market will develop subsequent to the offering or, if developed, that it will continue to exist.


OUR EXECUTIVE OFFICERS AND DIRECTORS WILL INITIALLY HAVE SIGNIFICANT VOTING
  RIGHTS.


    Following the consummation of this offering, our executive officers and directors and entities affiliated with them will own approximately 49% of the outstanding shares of our common stock. This group, if acting in concert, will be able to influence decisions affecting our affairs including the election of directors and other matters submitted to the stockholders for a vote. This could discourage, inhibit or delay any takeover attempt. See "Description of Capital Stock" and "Control Persons and Principal Stockholders."

OUR CHARTER HAS PROVISIONS THAT DISCOURAGE CORPORATE TAKEOVERS AND COULD PREVENT
  STOCKHOLDERS FROM REALIZING A PREMIUM ON THEIR INVESTMENT.


    Our charter authorizes our board to issue, without stockholder approval, one or more series of preferred stock having rights as our board may determine. Subject to the requirement that MGi2 have an asset coverage of at least 200% after the issuance of senior securities, including preferred stock and debt, the issuance of this "blank-check" preferred stock could render more difficult or discourage an attempt to obtain control of MGi2. Our charter and bylaws also include other provisions, such as extraordinary voting percentages for stockholder action, which could inhibit or delay a takeover attempt. See "Description of Capital Stock."


SHARES ELIGIBLE FOR FUTURE SALE MAY AFFECT THE PRICE OF COMMON STOCK.


    Upon consummation of the offering, 3,400,000 shares of common stock will be outstanding. The 1,900,000 shares sold in the offering, other than shares which may be purchased by affiliates of MGi2, will be freely tradable. The remaining outstanding shares may be resold publicly only following their registration under the Securities Act, or under an available exemption from registration. One exemption provided by Rule 144 allows stockholders to sell unregistered shares following a one year holding period. The officers and directors, representing 1,500,000 shares of these remaining unregistered shares, have agreed with the underwriters that they will not sell, transfer or otherwise dispose of any of their shares for periods varying from one to two years following the consummation of the offering. Sales, or the availability for sale, of substantial amounts of common stock in the public market could adversely affect prevailing market prices and our future ability to raise equity capital. See "Shares Eligible for Future Sale" and "Underwriting."


WE HAVE A RESTRICTIVE DIVIDEND POLICY.


    We do not anticipate paying dividends in the foreseeable future. If you need current income from your investments, you should not buy our common stock. Further, our ability to pay dividends in the future could be limited or prohibited by regulatory requirements. See "Dividend Policy."


OUR MANAGEMENT HAS BROAD DISCRETION IN INVESTING THE PROCEEDS OF THIS OFFERING.


    Except as set forth in "Use of Proceeds," our management has broad discretion in the application of the proceeds of this offering. We have not identified any particular use for the net proceeds of this offering, other than the repayment of certain debt to affiliates. Accordingly, purchasers of our securities must rely on the ability of our management in making portfolio investments consistent with our objectives. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information that will be utilized by management in deciding whether or not to make a particular investment.

                           FORWARD-LOOKING STATEMENTS

    This prospectus contains forward-looking statements. All statements other than statements of historical facts contained in this prospectus are forward-looking statements including statements regarding:

    - our clients benefitting from our experience and resources;

    - our future financial position;

    - our operating and growth strategy;

    - our investment objectives and principal strategies;

    - opportunities to provide our services to companies that have a potential to succeed in the New Economy;

    - objectives of management for future operations; and

    - our ability to raise or manage private equity.

    Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, we cannot assure you that these expectations will prove to be correct.

    Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among other things:

    - the risk factors discussed in this prospectus;

    - the volatility of prices and activity in the e-commerce industry;

    - acceptance of the Internet by businesses and consumers as a medium for commercial transactions;

    - demand for Internet and e-commerce services;

    - general economic, market or business conditions;

    - the nature or lack of business opportunities that may be presented to and pursued by us;

    - the risks of required registration under the Investment Company Act;

    - obtaining or retaining qualified employees;

    - changes in laws or regulations; and

    - other factors, most of which are beyond our control.


    In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "continue," or the derivative of these terms or other similar expressions. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by the cautionary statements included in this prospectus. We undertake no obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur.


    This prospectus also contains statistical data regarding, among other things, venture capital investing in the United States and the past and projected growth of e-commerce. We have taken this data from information published by sources specializing in research of the relevant subject matter. However, this data is by its nature imprecise, and we caution you not to unduly rely on it.

                                USE OF PROCEEDS


    Based on an initial public offering price of $8.00, we estimate our net proceeds from the sale of the shares of common stock offered by this prospectus, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us, to be approximately $12,869,000 (approximately $14,853,000 if the underwriters exercise their over-allotment option in full).



    Assuming the NASD approves, we plan to use approximately $210,000 of the net proceeds to repay indebtedness and accrued interest to Messrs. McFarland and Grossman in the principal amount of $180,000. This indebtedness was incurred in December 1998, bears interest at 13.5% per annum and matures on April 30, 2002. We also plan to use $12,100 of the net proceeds to repay notes payable to former employees. These notes were issued during 1999, bear interest at 8.0%, with installments of principal and interest due monthly and final payment due in June 2002. Approximately $100,000 of the net proceeds will be used to provide capital reserves for broker-dealer capital requirements. We also intend to use approximately $750,000 for general working capital purposes. We expect to use the remainder to invest in portfolio companies and provide capital to support our merchant banking activities as follows: approximately 20% to 25% at or about six months from the offering date, approximately 50% at or about one year from the offering date, and full investment at or about two years from the offering date. We cannot assure you that we will be able to achieve our targeted investment pace. Until we have identified appropriate investments in accordance with our investment objective, we may invest all of our excess cash in short-term, interest-bearing investment-grade securities or guaranteed obligations of the U.S. government.


    We expect that the proceeds from this offering, combined with our cash and our ability to generate cash from the sale of marketable securities, will be adequate to meet our capital and liquidity requirements for the next eighteen months.

                                DIVIDEND POLICY


    We intend to retain all our earnings, if any, to support and finance the expansion of our business and do not anticipate paying any cash dividends on our common stock in the foreseeable future. In the future, subject to the board's discretion, we may distribute to our stockholders equity interests we receive from our portfolio companies if the portfolio company becomes publicly traded. Any future dividends will be at the discretion of our board after taking into account various factors, including, among others:


    - our financial condition;

    - results of operations;

    - cash flows from operations;

    - current and anticipated cash needs and expansion plans;

    - the income tax laws then in effect;

    - the performance of securities we hold in our portfolio companies;

    - regulatory prohibitions and limitations; and

    - the requirements of Delaware law.

    See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" and "Federal Income Tax Matters."

                                 CAPITALIZATION


    The following table sets forth our capitalization as of December 31, 1999 on an actual and as adjusted basis. The "Actual" column reflects the capitalization of MGi2 as of December 31, 1999 restated to reflect the exchange of the stock of McFarland, Grossman for stock of MGi2 at a ratio of 2 shares of MGi2 for every 1 share of McFarland, Grossman. The "As Adjusted" column reflects our restated capitalization as of December 31, 1999 assuming the receipt of the estimated net proceeds from this offering of common stock of $8.00 per share, proceeds of $5,000 from issuance of warrants to the managing underwriter, and the application of net proceeds to repay outstanding debt.


    The table below should be read in conjunction with MGi2's consolidated statement of financial condition as of December 31, 1999 and the related notes, which are included elsewhere in this prospectus.

                                                               ACTUAL    AS ADJUSTED
                                                              --------   -----------
Liabilities subordinated to the claim of creditors..........  $180,000   $        --
Notes payable to former employees...........................    12,100            --
Stockholders' equity:
  Common stock, $.01 par value, 50,000,000 shares
    authorized, 1,500,000 shares issued and outstanding;
    3,400,000 shares issued and outstanding as adjusted.....    15,000        34,000
Additional paid-in-capital..................................    88,275    12,943,275
Retained earnings...........................................   517,883       517,883
                                                              --------   -----------
  Total stockholders' equity................................   621,158    13,495,158
                                                              ========   ===========
  Total capitalization......................................  $813,258   $13,495,158
                                                              ========   ===========

    The as adjusted numbers of shares of issued and outstanding common stock exclude:

    - 326,500 shares issuable upon exercise of options, having a weighted average exercise price of $4.40 per share, and consisting of 161,500 options outstanding prior to the closing of this offering and 165,000 to be granted at the closing of this offering;

    - 190,000 shares issuable upon exercise of warrants issued for cash to the managing underwriter; and

    - 285,000 shares issuable upon exercise of the underwriters' over-allotment option.

                                    DILUTION


    Net asset value per share is our adjusted net assets (total tangible assets less total liabilities) divided by the number of shares of common stock outstanding. Net asset value dilution per share represents the difference between the amount per share paid by purchasers of shares of common stock in the offering and the pro forma net asset value per share after the offering. After giving effect to the sale of the shares of common stock in this offering (at a price of $8.00 per share and after deducting underwriting discounts and commissions and estimated offering expenses), our pro forma net tangible book value at December 31, 1999 would have been $13,490,158 or $3.97 per share, representing an immediate increase in net tangible book value of $3.56 per share to existing stockholders and an immediate dilution of $4.03 per share to new investors purchasing the shares in this offering. The following table illustrates the dilution to new investors:




Initial public offering price per share.....................          $8.00
  Net asset value per share before this offering............  $ .41
  Increase attributable to new investors....................   3.56
                                                              -----
Pro forma net asset value per share after this offering.....           3.97
                                                                      -----
Dilution per share to new investors.........................          $4.03
                                                                      =====


    The following table sets forth as of the date of this prospectus the number of shares of common stock purchased from us, the total consideration to us and the average price per share paid by existing stockholders and by new investors:


                                    SHARES PURCHASED      TOTAL CONSIDERATION
                                  --------------------   ----------------------   AVERAGE PRICE
                                   NUMBER     PERCENT      AMOUNT      PERCENT      PER SHARE
                                  ---------   --------   -----------   --------   -------------
Existing stockholders...........  1,500,000     44.1%    $   103,275      0.7%        $0.07
New investors...................  1,900,000     55.9%     15,200,000     99.3%         8.00
                                  ---------    -----     -----------    -----
  Total.........................  3,400,000    100.0%    $15,303,275    100.0%        $4.50
                                  =========    =====     ===========    =====


The number of shares does not include:

    - 326,500 shares of common stock issuable upon exercise of options, having a weighted average exercise price of $4.40 per share, and consisting of 161,500 options outstanding prior to the closing of this offering and 165,000 to be granted at the closing of this offering;


    - 190,000 shares of common stock issuable upon exercise of the warrants issued for cash to the managing underwriter; and



    - 285,000 shares of common stock issuable upon exercise of the underwriters' over-allotment option.

                            SELECTED FINANCIAL DATA

    The following selected financial information should be read in conjunction with the financial statements and the notes to the financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operation," which are included elsewhere in this prospectus.

    We have derived the selected financial information for the years ended December 31, 1995 through 1999 from the audited financial statements and the related notes of MGi2 and McFarland, Grossman, our subsidiary. The audited financial statements for the years ended December 31, 1997 through 1999 are included in this prospectus. The audited financial statements for the years ended December 31, 1995 and 1996 are not included in this prospectus. Our financial statements for the year ended December 31, 1999, were audited by Arthur Andersen LLP. Our financial statements for the years ended December 31, 1995 through 1998 were audited by Weinstein Spira & Company, P.C.


                                                                        YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                        1995         1996         1997         1998         1999
                                                     ----------   ----------   ----------   ----------   ----------
SUMMARY OF OPERATIONS DATA:
Revenues:
  Investment banking fees..........................  $1,114,455   $1,100,426   $1,813,995   $2,824,594   $1,082,946
  Net gain (loss) on securities....................      (1,036)     105,425      496,845       70,373       (4,145)
  Dividends and interest...........................       3,183        3,678        6,079       87,712       54,567
  Other income.....................................     144,325      123,250      148,850       66,820        6,636
                                                     ----------   ----------   ----------   ----------   ----------
      Total revenues...............................  $1,260,927   $1,332,779   $2,465,769   $3,049,499   $1,140,004
                                                     ----------   ----------   ----------   ----------   ----------
Operating expenses:
  Compensation and benefits........................  $  921,443   $  770,289   $1,250,207   $2,327,942   $1,192,315
  Other operating expenses.........................     344,277      435,315      398,962      497,054      386,862
                                                     ----------   ----------   ----------   ----------   ----------
      Total expenses...............................  $1,265,720   $1,205,604   $1,649,169   $2,824,996   $1,579,177
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) before provision (benefit) for income
  taxes............................................  $   (4,793)  $  127,175   $  816,600   $  224,503   $ (439,173)
                                                     ----------   ----------   ----------   ----------   ----------
Net income (loss)..................................  $   (6,670)  $   96,424   $  522,152   $  137,780   $ (297,397)
                                                     ==========   ==========   ==========   ==========   ==========
Net income (loss) per share
  Basic............................................  $    (0.00)  $     0.06   $     0.34   $     0.09   $    (0.20)
                                                     ==========   ==========   ==========   ==========   ==========
  Diluted..........................................  $    (0.00)  $     0.06   $     0.30   $     0.08   $    (0.20)
                                                     ==========   ==========   ==========   ==========   ==========
Shares used in computing net income (loss) per
  share
  Basic(1).........................................   1,500,000    1,500,000    1,500,000    1,500,000    1,500,000
                                                     ==========   ==========   ==========   ==========   ==========
  Diluted..........................................   1,500,000    1,695,705    1,743,613    1,754,242    1,500,000
                                                     ==========   ==========   ==========   ==========   ==========
BALANCE SHEET DATA:
Total assets.......................................  $  269,675   $  390,032   $1,236,061   $1,375,606   $1,157,243
                                                     ==========   ==========   ==========   ==========   ==========
Total debt(2)......................................  $    6,986   $    3,881   $      776   $  180,000   $  192,100
                                                     ==========   ==========   ==========   ==========   ==========
Total stockholders' equity.........................  $  219,547   $  323,704   $  881,675   $  918,555   $  621,158
                                                     ==========   ==========   ==========   ==========   ==========


------------------------------

(1) Does not reflect the 1,900,000 shares offered pursuant to this prospectus.

(2) See "Senior Securities" for more information regarding our level of indebtedness.


    Since 1997, we have assigned most of our interest in client securities we received as fees for our services to our employees as compensation. In addition, we have participated in the formation of new businesses and allowed our employees, rather than us, to purchase the founders' stock, which is generally issued for nominal consideration. We have now adopted a policy that any client securities to be received in connection with the services we provide, and shares to be acquired as founders' stock in companies that we incubate or assist in incubation, are to be paid or issued directly to us. Subject to review and approval by the SEC, once granted or issued to us, our compensation committee, which is comprised of independent directors, may distribute or allocate up to 30% of these securities among our officers and employees as additional compensation. If this policy had been in effect in prior years, we would have retained additional securities, which are now publicly traded, and which had a value of approximately $1,523,000 as of December 31, 1999. This valuation does not include the value of privately held securities which were previously granted to our officers and employees as compensation. See "Risk Factors--Risks Associated with Our Operations--Our policy of granting a percentage of the securities received as compensation to our officers and employees could result in a conflict of interest" and "--Failure to obtain SEC exemptive relief of various policies could negatively affect our operations."

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

OVERVIEW AND BACKGROUND

    Currently, we derive a substantial part of our revenues from investment banking and financial advisory fees, and from realized and unrealized gains on our investments, including securities received from clients. We generally receive our fees in cash, in securities of our client companies or in combinations of cash and client securities. We are also involved in the formation and incubation of new businesses in which we acquire common stock as founding stockholders for nominal consideration. Most of our client engagements are non-recurring in nature. McFarland, Grossman, our subsidiary and a registered broker-dealer, carries its equity positions, which are primarily client securities, at market value in accordance with generally accepted accounting principles. Because these equity interests are often securities of early-stage enterprises or are illiquid, and because of the uncertain nature of variations in the value of publicly traded securities, the market value of our equity interests may fluctuate by material amounts between accounting periods. Our securities in non-public companies are valued by management based upon valuation models commonly used in the venture capital industry, which include various factors such as multiples of revenues, earnings, cash flow and other factors. Due to the inherent uncertainty of the valuation process, estimated values at the end of an accounting period may differ significantly from the values that would have been realized in a sale at that date had a ready market for the securities existed, and the differences may be material. Because of the combination of the non-recurring nature of our revenues and the fluctuation in the market value of our investments, our revenues may vary materially between accounting periods.


    We have elected to be regulated as a business development company under the Investment Company Act. Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our portfolio companies.



    Since 1997, we have assigned most of our interest in the client securities we received as fees for our services to our employees as compensation. In addition, we have participated in the formation of new businesses and allowed our employees, rather than us, to purchase the founders' stock, which is generally issued for nominal consideration. We have now, subject to review and approval by the SEC, adopted a policy that any client securities to be received in connection with the services we provide, and shares to be acquired as founders' stock in companies that we incubate or assist in incubation, are to be paid or issued directly to us. Once granted or issued to us, our compensation committee, which is comprised of independent directors, may distribute or allocate up to 30% of these securities among our officers and employees as additional compensation. If this policy had been in effect in prior years, we would have retained additional securities which are now publicly traded and which had a value of approximately $1,523,000 as of December 31, 1999. This valuation does not include the value of privately held securities which were previously granted to our officers and employees as compensation. See "Risk Factors--Risks Associated with Our Operations--Our policy of granting a percentage of the securities received as compensation to our officers and employees could result in a conflict of interest" and "--Failure to obtain SEC exemptive relief of various policies could negatively affect our operations."


    Our operating expenses consist primarily of salaries and related employee benefits, office occupancy and operating expenses, travel expenses, research related expenses and professional fees.

FISCAL YEAR ENDED DECEMBER 31, 1999 COMPARED TO FISCAL YEAR ENDED DECEMBER 31,
  1998

    Revenues for the year ended December 31, 1999 totaled $1,140,004 compared to $3,049,499 for the year ended December 31, 1998, representing a decrease of 62.6%.

    Investment banking fees decreased from $2,824,594 in 1998 to $1,082,946 in 1999, a decrease of 61.7%. The decrease was primarily due to a reduction in the number and size of completed investment banking transactions in 1999 compared to 1998.

    We incurred a net loss on securities of $4,145 in 1999 compared to a net gain of $70,373 in 1998. The net loss in 1999 was primarily the result of unrealized losses of approximately $44,000 on our equity position in Pentacon, Inc., partially offset by gains on our equity positions in Transcoastal Marine Services, Inc., TALX Corporation, Brightstar Information Technologies Group, Inc., and other small investments. In 1998, the gain was primarily the result of the additional increase in the market value of our equity position in Pentacon and Brightstar following their initial public offerings, offset by a decline in the value of our equity position in Transcoastal.

    Dividend and interest income decreased from $87,712 in 1998 to $54,567 in 1999. The decrease was primarily due to a default on the payment of approximately $25,000 of accrued interest on certain notes receivable from our former employees, secured by marketable securities that we hold, and the modification of the principal amount and interest rate of certain notes receivable from our principal officers, Messrs. Grossman and McFarland, secured by marketable securities that we hold, which resulted in a decrease of approximately $30,000 from the interest which would have been received had the notes not been modified, partially offset by the fact that these notes were outstanding for all of 1999 and approximately seven months in 1998. See "Certain Transactions." The balance of the decrease was primarily the result of lower interest bearing cash balances in 1999 compared to 1998.

    Other income decreased from $66,820 in 1998 to $6,636 in 1999, a decrease of $60,184. The decrease is primarily due to a decline in fees received from mutual funds of $54,411 as customer accounts from our discontinued retail brokerage and retail investment advisory businesses were moved to other brokerage and investment management firms.

    Total expenses for the fiscal year 1999 were $1,579,177 compared to $2,824,996 for fiscal year 1998, a decrease of $1,245,819 or 44.1%.


    Compensation and benefits decreased from $2,327,942 in 1998 to $1,192,315 in 1999, a decrease of $1,135,627 or 48.8%. The decrease was primarily due to a decrease of $1,063,652 in cash compensation to two of our principal executive officers and reduced cash compensation to other professionals, partially offset by an increase in non-cash compensation to officers and employees in the form of distributions of warrants in portfolio companies.


    Other expenses decreased from $497,054 in 1998 to $386,862 in 1999, a decrease of $110,192. The decrease was primarily due to decreases in expenses for referral fees, clearing costs from our discontinued brokerage and investment management business, telecommunications expenses, professional fees, travel expenses, and promotional expenses, and changes in the levels of other expenses, partially offset by interest expense of $23,315 in 1999.

    Our fiscal 1999 income tax benefit was $141,776 and represented an effective tax rate of 32.3%. In fiscal 1998, the income tax provision was $86,723 and represented an effective tax rate of 38.6%. The 1999 benefit reflects the amount of an expected income tax refund resulting from a net operating loss carry-back in the approximate amount of $112,000 combined with a reduction in deferred income taxes resulting primarily from a decrease in the carrying value of marketable securities held as collateral for notes receivable from related parties and investments, partially offset by a reduction in deferred taxes due to the realization of gains from the sale of certain investments.

FISCAL YEAR ENDED DECEMBER 31, 1998 COMPARED TO FISCAL YEAR ENDED DECEMBER 31,
  1997

    Revenues for the year ended December 31, 1998 totaled $3,049,499 compared to $2,465,769 for the year ended December 31, 1997, representing an increase of 23.7%.

    Investment banking fees increased from $1,813,995 in 1997 to $2,824,594 in 1998 or 55.7%. The increase was primarily because two of our engagements in 1998 generated aggregate fees of approximately $2.2 million. The fees earned from these engagements are more than our historical average. In 1997, one of our engagements generated fees of $1.2 million.

    Our net gain on securities decreased from $496,845 in 1997 to $70,373 in 1998. The gain in 1997 was primarily due to the increase in market value of our equity position in Pentacon and Brightstar, both of which were about to complete initial public offerings at the end of 1997. In 1998, the gain was primarily the result of the additional increase in the market value of our equity position in the same two companies, offset by a decline in the value of our equity position in Transcoastal.

    Dividend and interest income increased from $6,079 in 1997 to $87,712 in 1998. The increase was primarily due to interest earned on notes receivable secured by marketable securities that we hold. These notes generated interest income of approximately $58,000 in 1998. The balance of the increase is primarily due to interest earned on cash balances which were generally greater in 1998 than in 1997.

    Other income decreased from $148,850 in 1997 to $66,820 in 1998. The decrease is primarily due to the decline in commissions and investment advisory fees of $73,935 following our discontinuance of our retail brokerage and retail investment advisory businesses in 1998, and a non-recurring management fee of $19,700 received in 1997 from an affiliate.

    Total expenses for the fiscal year 1998 were $2,824,996 compared to $1,649,169 for fiscal year 1997, an increase of $1,175,827 or 71.3%.

    Compensation and benefits increased from $1,250,207 in 1997 to $2,327,942 in 1998. The increase was primarily due to an increase in compensation to two executive officers of $1,005,152 and increased bonuses to other key employees. The increase was partially offset by a reduction in payroll associated with discontinuing our retail brokerage and investment advisory businesses.

    Other expenses increased from $398,962 in 1997 to $497,054 in 1998, an increase of $98,092. The increase was primarily due to the payment of referral fees of $53,268 in 1998, and increases in the amount paid for rent, travel and professional fees.

    Our fiscal 1998 income tax provision was $86,723 and represented an effective tax rate of 38.6%. In fiscal 1997, the income tax provision was $294,448 and represented an effective tax rate of 36.1%. The greater effective tax rate in 1998 was the result of a greater percentage of taxable income being subject to the phase out of the surtax exemption, and subject to a 39% tax rate rather than the statutory rate of 34%.

LIQUIDITY AND CAPITAL RESOURCES

    We had liquid assets consisting of cash, cash equivalents and marketable securities of $297,173 at December 31, 1999, compared to $593,596 at December 31, 1998 and $530,097 at December 31, 1997.

    Net cash used in operations was $130,000 for the year ended December 31, 1999, primarily due to the loss incurred in 1999. Cash used in investing activities for the purchase of property and equipment was $32,000 for the year ended December 31, 1999.

    Included in liquid assets at December 31, 1999, is the value of our investment in Pentacon of approximately $56,000 and other marketable securities of $26,000. In December 1999, we held certain notes receivable from several former employees, secured by additional shares in Pentacon that were in default. In January 2000, we exercised our right to foreclose on the marketable securities held as collateral securing the notes and obtained possession of an additional 45,000 shares of Pentacon, which were added to our marketable securities. The value of these securities was $146,250 as of December 31, 1999.

    During 1999, three clients accounted for approximately $724,000, or 67%, of our total investment banking fees. During 1998, three clients accounted for approximately $2.6 million, or 91%, of our total investment banking fees. During 1997, two clients accounted for approximately $1.6 million, or 86%, of our total investment banking fees.

    On December 18, 1998, we received the proceeds of two loans from our principal stockholders and executive officers in the amount of $90,000 each. In March of 1999, these loans were converted to

"satisfactory subordination agreements", as defined by the National Association of Securities Dealers. The loans bear interest at the rate of 13.5% per annum. The principal and accrued interest are due on April 30, 2002 and repayment is subordinated to the claims of other creditors and subject to certain net capital requirements as set forth by the NASD. On June 7, 1999, we redeemed the interest of certain former employees in our Class B non-voting common stock with a cash payment of $4,858, and the delivery of promissory notes in the principal amount of $14,520. The notes are payable in monthly principal installments over three years and bear interest at 8% per annum.

    As of December 31, 1999, we had a federal income tax refund due of approximately $112,000 as the result of a carry-back of our 1999 net operating loss.

    We believe that our cash and our ability to generate cash from the sale of marketable securities combined with the proceeds from the offering will be adequate to meet our capital and liquidity requirements for the next eighteen months.

FACTORS THAT MAY AFFECT OUR FUTURE OPERATING RESULTS

    Our future operating results could fluctuate as a result of a number of factors. These include, among others, the timing and non-recurring nature of our investment banking revenues, the degree to which we encounter competition in our markets, general economic conditions, and variations in and the timing of recognition of realized and unrealized gains or losses. As a result of these factors, our results for any one quarter should not be relied upon as being indicative of our performance in future quarters.

MARKET RISK

    We do not hold derivative financial instruments which could expose us to significant market risk, other than investments in warrants which expose us to market value risk. We do not have exposure to market risk for changes in interest rates on our borrowings, which have fixed interest rates. We intend to repay our borrowings with a portion of the proceeds of this offering.

EFFECTS OF INFLATION

    Inflationary conditions in the United States have been moderate and have not had a material impact on our results of operations or financial condition.

                               SENIOR SECURITIES

    Certain information about the various classes of senior securities issued by us is set forth in the following table.

                                               TOTAL
                                              AMOUNT
                                            OUTSTANDING                      INVOLUNTARY
                                           EXCLUSIVE OF                      LIQUIDATING     AVERAGE MARKET
                                             TREASURY      ASSET COVERAGE   PREFERENCE PER     VALUE PER
CLASS AND YEAR                             SECURITIES(1)    PER UNIT(2)        UNIT(3)          UNIT(4)
--------------                             -------------   --------------   --------------   --------------
INSTALLMENT NOTES
  1991...................................     $    --         $     --           N/A               N/A
  1992...................................      27,925             (.06)          N/A               N/A
  1993...................................      14,297             1.30           N/A               N/A
  1994...................................      10,091             2.04           N/A               N/A
  1995...................................       6,986            32.43           N/A               N/A
  1996...................................       3,881            84.41           N/A               N/A
  1997...................................         776         1,137.18           N/A               N/A
  1998...................................          --                            N/A               N/A
  1999...................................      12,100             4.23           N/A               N/A

LIABILITIES SUBORDINATED TO CLAIMS OF
  GENERAL CREDITORS
  1991...................................     $    --         $     --           N/A               N/A
  1992...................................          --               --           N/A               N/A
  1993...................................      65,000             1.30           N/A               N/A
  1994...................................      90,275             2.04           N/A               N/A
  1995...................................          --               --           N/A               N/A
  1996...................................          --               --           N/A               N/A
  1997...................................          --               --           N/A               N/A
 *1998...................................     180,000             6.10           N/A               N/A
  1999...................................     180,000             4.23           N/A               N/A
------------------------
*   Converted on March 31, 1999 from an unsecured note.

                                               TOTAL
                                              AMOUNT
                                            OUTSTANDING                      INVOLUNTARY
                                           EXCLUSIVE OF                      LIQUIDATING     AVERAGE MARKET
                                             TREASURY      ASSET COVERAGE   PREFERENCE PER     VALUE PER
CLASS AND YEAR                             SECURITIES(1)    PER UNIT(2)        UNIT(3)          UNIT(4)
--------------                             -------------   --------------   --------------   --------------
SERIES A PREFERRED STOCK
  1991...................................     $    --         $     --           $--               N/A
  1992...................................          --               --            --               N/A
  1993...................................          --               --            --               N/A
  1994...................................          --               --            --               N/A
  1995...................................      20,000            12.33          1.00               N/A
  1996...................................      35,006            12.09          1.17               N/A
  1997...................................          --               --            --               N/A
  1998...................................          --               --            --               N/A
  1999...................................          --               --            --               N/A

SERIES B PREFERRED STOCK
  1991...................................     $    --         $     --           $--               N/A
  1992...................................          --               --            --               N/A
  1993...................................          --               --            --               N/A
  1994...................................          --               --            --               N/A
  1995...................................          --               --            --               N/A
  1996...................................          --               --            --               N/A
  1997...................................      97,500            10.05          1.00               N/A
  1998...................................          --               --            --               N/A
  1999...................................          --               --            --               N/A

------------------------

(1) Total amount of each class of senior securities outstanding at the end of the year presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit is expressed in terms of dollar amounts per share.

(3) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4) Not applicable, as senior securities are not registered for public trading.

                                    BUSINESS

OUR COMPANY


    We were incorporated in the State of Delaware in February 2000. Our primary business focus is to create or identify, and then incubate and grow, businesses that aim to benefit from the expected growth of business to business, or B2B, e-commerce, including:


    - INTERNET INFRASTRUCTURE SERVICE PROVIDERS, such as companies that design local and wide-area networks and provide telecommunications and internet access services;

    - INTERNET MARKET MAKERS who connect buyers and sellers by creating Internet-based markets and exchanges for the marketing and sale of goods and services via the Internet; and

    - INTERNET SOLUTION PROVIDERS that develop and provide business solutions to users of e-commerce, including website design, web-based software enablers, such as application service providers; application integration software; and Internet services such as consulting and systems integration.


    We intend to invest in and provide merchant banking and incubation services to our clients in the B2B e-commerce market. Our merchant banking and incubation services will include strategic business and financial advisory services and investment banking services. Through our funding and services, we intend to enhance our clients' growth opportunities. As opportunities arise or market emphasis shifts, we may invest in and provide these services to, high growth businesses which are not involved in the Internet or e-commerce. We will be compensated for our services in several ways. We will receive cash fees for the advisory services we provide to our client and portfolio companies. We will also earn warrants or other equity compensation in connection with providing our other services.



    Our policy is to dispose of our investments when a liquid market exists. However, if a portfolio company becomes publicly traded, subject to the discretion of our board of directors, we may distribute those equity securities to our stockholders.



    We have adopted a policy to use reasonable efforts to provide our stockholders with the right to invest in the initial public offerings of our portfolio companies. These opportunities will depend on the nature of our role with the portfolio company and whether the managing underwriter of the initial public offering of our portfolio company does not object to offering our stockholders the right to invest in the offering.



    We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act. Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our portfolio companies. Our management will implement our investment objective and strategies, and will determine our strategic and operational direction.



    Currently, our principal operating subsidiary is McFarland, Grossman & Company, Inc. McFarland, Grossman, a registered broker-dealer, was formed in 1991 to provide investment banking services to rapidly expanding service businesses or service businesses active in consolidating industries. McFarland, Grossman has a history of forming and incubating new businesses, providing financial advisory services to, and financing for, client companies. Since its inception, McFarland, Grossman has completed engagements in 10 states involving the private placement of more than $88 million in private equity and mezzanine financing, $181 million of senior debt, and more than 20 mergers and acquisitions. Since 1997, McFarland, Grossman has focused on the formation and incubation of new businesses and other engagements where it receives equity, in addition to cash fees, for the provision of merchant banking services. To that end, McFarland, Grossman has been instrumental in the formation of five companies since 1997, three of which are now publicly traded on national securities exchanges.



    After the offering, we also intend to conduct operations through MGi2 Ventures, Inc. which will provide incubation, business consulting and other related services and through MGi2 Capital, Inc. which will provide management services to venture capital funds and other private equity funds that we establish. See "--Our Corporate Structure."



OUR CURRENT INCUBATION AND MERCHANT BANKING ACTIVITIES



    We are engaged in a number of investment banking relationships which include merger and acquisition advisory services and other financial advisory services. Following is a summary of our current, active incubation and merchant banking engagements:



INCUBATION CLIENTS



    RE-EXG.COM, INC.



    Re is a development stage Internet-based, reinsurance exchange and financial clearinghouse where direct insurers and reinsurers will meet to buy and sell risk coverage. Re's objective is to fundamentally reshape the insurance industry's costly, manual risk transfer business process so that insurers and reinsurers will migrate from the current broker-driven reinsurance process to electronic risk exchange. Re has initially targeted the $100 billion property and casualty reinsurance market. Subsequently, it plans to include the $20+ billion life and health reinsurance market.



    We have entered into an agreement with Re to provide a combination of incubation and investment banking services. As a part of our incubation services, we are arranging $1 million of seed financing for Re. We and our employees have acquired 18.7% of Re's initial ownership, with MGi2's ownership interest being approximately 11.11%. We have the right to earn investment banking fees and a warrant for additional equity upon the successful completion of additional equity financing.



    ZMAIL MEDIA, INC.



    Zmail intends to provide public Internet access terminals in high traffic public facilities such as airports. Revenues are to be derived from access fees, advertising and other Internet commerce transactions. Zmail is in its development stage and is currently negotiating various site access agreements and is negotiating with various equipment suppliers and technology service providers.



    We conceived Zmail and formed it with a partner who has taken responsibility for managing the day-to-day business activities during the development stage. We and our employees have acquired 75% of Zmail's initial ownership, with MGi2's ownership interest being approximately 25.05%. Our agreement with Zmail provides us the right to earn investment banking fees and a warrant for additional equity upon the successful completion of additional equity financing. The initial seed capital was provided by one of our officers and our partner. If Zmail proceeds with its development, we will have the opportunity to invest in its next round of financing.



MERCHANT BANKING CLIENTS



    INWAREHOUSE.COM, INC.



    inwarehouse is creating a global Internet exchange and information resource for the public and contract warehouse industry. inwarehouse believes it is the first company to create an online exchange for the $1 billion U.S. warehousing industry. It has contracted with four warehousing companies to develop and install its beta-solution, and has entered into a design relationship with a nationally recognized Internet software company.



    We have entered into an agreement with inwarehouse to arrange $1.5 million in seed financing. Our compensation includes an investment banking fee and a warrant in inwarehouse for successful completion of the proposed financing.

    ST2EP, LLC



    St2ep is an international specialty engineering and consulting company that provides technologies, services, personnel, and training to engineering and construction companies, process industry companies, and financial institutions. St2ep's revenues have grown from approximately $5.3 million in 1998, its first year in business, to approximately $10.3 million in 1999.



    St2ep has engaged us to raise approximately $10 million of capital to support rapid growth in international sales and provide working capital for new joint ventures. Our compensation includes an investment banking fee and a warrant in St2ep for successful completion of the proposed financing.



    OPENCON SYSTEMS, INC.



    OpenCon is a leading supplier of solutions for the telecommunications industry. OpenCon's products include embedded network management system solutions for transmission equipment, such as Synchronous Optical NETwork and Synchronous Digital Hierarchy fiber loop multiplexers. OpenCon also provides network management solutions for other Network Elements ranging from access codes to mediation devices, and GR-303 Integrated Access implementation for Next Generation Digital Loop Carrier solutions and applications.



    OpenCon has engaged us to raise approximately $15 million of capital to support rapid growth. Our compensation includes an investment banking fee and a warrant in OpenCon for successful completion of the proposed financing.



DIRECT INVESTMENTS



    SUPPLIERONE.COM, INC.



    SupplierOne intends to become a leading e-marketplace for outsourced manufacturing of components for original equipment manufacturers. The management team includes the former chief executive officer and executive vice president of a publicly traded $2 billion industrial distribution company, as well as several noted technologists. SupplierOne's seed capital was provided by members of its management team. It is currently seeking approximately $12 million in venture financing.



    We have secured the right to co-invest not less than $250,000 or more than $1 million in SupplierOne's venture financing.


OUR MARKET OPPORTUNITY

    The Internet has experienced significant growth due in large part to the development of faster and more reliable networks, the emergence of innovative commercial trading applications and a more widespread acceptance of the Internet as a means of conducting various e-commerce transactions. Companies that successfully establish an online presence can more effectively conduct business with partners and suppliers, communicate with customers and employees and address the rapidly growing, global base of online customers. Forrester Research, an independent research firm, predicts that the number of United States online businesses will grow from 1.8 million (or 29% of all U.S. enterprises) in 1998 to 4.3 million (or 55% of all U.S. enterprises) by 2003. Forrester Research also projects that the U.S. B2B e-commerce market, which they define as the intercompany trade of hard goods over the Internet, will grow from $43 billion in 1998 to $1.3 trillion by 2003.


    We believe that the Internet's substantial growth and the willingness of businesses to shift their marketing efforts from conventional marketing platforms to the Internet will create significant opportunities to provide merchant banking services and incubation services to emerging or development stage companies that have the potential to succeed in the New Economy. In addition, we believe that opportunities exist to provide these services to companies that are located in underserved geographic regions. According to a recent survey published by PricewaterhouseCoopers, approximately 69% of the venture capital invested during the first nine months of 1999 was invested in California and New England. Our efforts will be directed to assisting companies in underserved markets, such as Texas and other southwestern states, as opposed to companies located in Silicon Valley, New England and other areas near primary venture capital centers. However, we may make investments in other geographic areas depending on the availability of business opportunities.


OUR OPERATING STRATEGY


    Our operating strategy is to create value for our stockholders primarily by creating or identifying, and then incubating and growing, businesses that are poised to benefit from growth of the Internet as a commercial exchange, such as companies that will provide online B2B services. We believe our portfolio companies will benefit from our collective experience and resources and, as a result, be in a better position to succeed in the New Economy.



    Our principal resources include the experience and industry relationships of our management team, our directors and our advisory board. Our management team includes experienced professionals with varied backgrounds which include strategy consulting, investment banking and public accounting. Our directors and advisory board members are senior level executives with experience building and managing businesses in the technology, e-commerce and telecommunications industries.


OUR MERCHANT BANKING AND INCUBATION SERVICES

    Our merchant banking and incubation services include:

STRATEGIC GUIDANCE AND BUSINESS PLANNING


    We assist our clients in developing and refining business strategies to maximize potential to be successful, reduce risk of failure, and accelerate time to market. We provide assistance with business strategy, marketing strategy and competitive positioning.


ORGANIZATIONAL DEVELOPMENT AND OPERATIONAL SUPPORT

    Once the business plan is complete, we assist our clients in organizational development and executive recruiting. We can provide temporary office facilities if needed; we assist in selecting and engaging technical and professional service providers through the resources of our directors, advisory board members and management team; and we provide technical consulting through the experience and resources of our directors and advisory board members.

INVESTMENT BANKING AND FINANCIAL ADVISORY SERVICES


    We assist in the planning and development of capital structures, assist in arranging financing and when appropriate, provide merger and acquisition advisory services. Our investment banking services have primarily consisted of arranging private equity placements between $5 and $25 million, arranging debt financing between $5 and $50 million, providing merger and acquisition and advisory services, and providing valuations and fairness opinions. We expect to provide these services primarily to businesses which intend to use the Internet as a primary vehicle for delivery of a product or service, i.e., B2B e-commerce; however we reserve the right to service other businesses.



PROVIDING SEED CAPITAL AND LATER-STAGE GROWTH CAPITAL



    As part of our merchant banking activities, we expect, from time to time and as opportunities arise, to provide seed capital, later stage investment capital and other types of capital infusions and financing to certain of our portfolio companies. These activities will typically generate significant equity positions in portfolio companies for us.

OUR INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


    Our investment objective is to achieve capital appreciation from equity investments in our portfolio companies and from equity we receive for rendering advisory services to our portfolio companies. We intend to focus on investments in early development stage companies that have the greatest potential for growth.


    We apply several screening criteria when selecting target clients, including:

    INDUSTRY-- Businesses involved in or enabling the development of B2B e-commerce such as infrastructure service providers, market makers and solution providers. We intend to select clients that have the following characteristics:
(1) the opportunity to be at the forefront of new or developing markets,
(2) the potential to participate in large markets opportunities, (3) unique ideas, and (4) dynamic, intellectually strong founders with experience within their industry.


    GEOGRAPHY-- Companies located outside of the primary venture capital centers such as Silicon Valley and New England, including but not limited to Texas and other southwestern states. We believe that many good business opportunities exist in secondary markets which do not have access to financial advisory services and capital.


    COMPANY STAGE-- Newly formed companies that (1) need assistance developing their business strategies and management teams and require "seed" or early stage capital investments, and (2) companies that are developed and require investment banking services such as arranging expansion financing or require merger and acquisition or other financial advisory services.

    SOLID CORE MANAGEMENT TEAM-- Relevant industry experience, a history of accomplishment, and skills for managing a high growth business.

    REASONABLE VALUATION-- Businesses which we believe have a reasonable valuation in light of the current stage of the business and the risks involved in its development.


    We intend to assist in the growth of our portfolio companies by providing them with management assistance in strategy formation and development, executive recruiting and general business operations.



    The selection of portfolio investments and the day-to-day management of our investments, including our investment practices and techniques, will be the responsibility of certain of our officers who serve under the direction of our board of directors. We have not adopted a fixed policy concerning the types of business we can invest in, the types of securities we will hold or the amount of funds which can be invested in any one portfolio company. We reserve the freedom to invest in any kind of security or asset and to engage in business operations to the extent considered beneficial in achieving our investment objectives. For example, even though we have no current intention to do so, we could devote any portion of and up to all of our assets to any of the following activities: the issuance of senior securities; short sales, purchases on margin, and the writing of put and call options; the borrowing of money; the underwriting of securities of other issuers; the purchase or sale of real estate and real estate mortgage loans; and the making of loans.



    Our investments in clients may take many forms, including preferred or common equity, debt, debt with equity features, warrants or options, convertible securities and other forms of ownership interests. We may change our investment objective and policies without a vote of the holders of a majority of our common stock. See "Risk Factors--Risks Associated With Our Operations" and "Risks Associated With Our Industry."

OUR CORPORATE STRUCTURE

    We are internally managed through the efforts of our officers under the supervision of our board of directors. After the offering, we intend to operate through three subsidiaries:

    MCFARLAND, GROSSMAN & COMPANY, INC.--a registered broker-dealer, will provide financial advisory and investment banking services; and private placement services.

    MGI2 VENTURES, INC.--will provide business consulting services; enterprise and organizational consulting services; merchant banking services; and incubation services.


    MGI2 CAPITAL, INC.--will provide management services to venture capital funds and other private equity funds that we establish.


    Our revenues and profits will be derived from:

    - financial advisory and consulting fees;


    - investment banking fees, including equity interests we earn in portfolio companies;



    - capital appreciation and income derived from ownership interests in our portfolio companies; and



    - management fees and earned carried interests in managed venture capital and other private equity funds that we establish.


OUR GROWTH STRATEGY

    Our strategy to grow our business is as follows:

EXPAND OUR FINANCIAL ADVISORY AND MERCHANT BANKING ACTIVITIES


    We plan to expand our financial advisory and merchant banking activities by increasing our exposure to the public, adding to our professional staff, utilizing our increased capital resources, and through the collective contacts of our directors and advisory board members.


INCREASE OUR FOCUS ON THE FORMATION AND DEVELOPMENT OF NEW BUSINESSES


    We intend to focus on development stage businesses where our experience, resources and capital can assist our clients and provide us with the opportunity to generate fees and equity interests.


SELECTIVELY PROVIDE CAPITAL TO CLIENTS


    As part of our merchant banking activities, we expect, from time to time and as opportunities arise, to provide seed capital, early stage investment capital and other types of financing in exchange for significant equity interests in certain of our portfolio companies.


ENGAGE IN VENTURE CAPITAL MANAGEMENT


    We plan to establish a venture capital fund. We believe that the ability to selectively provide expansion capital to our clients will further benefit the client and provide us with the opportunity to profit from venture management fees and earned carried interests.


OUR PRIOR INCUBATION AND MERCHANT BANKING EXPERIENCE


    The following table presents the merchant banking transactions that McFarland, Grossman, our subsidiary, has completed over the past five years and in which it has received equity. We have transferred most of the equity to our officers and employees as compensation.


BUSINESS                                                    STATUS
--------                                   -----------------------------------------
Telecommunications(1)....................  Completed financing and IPO

BUSINESS                                                    STATUS
--------                                   -----------------------------------------
Consumer Products(2).....................  Completed financing
Software(3)..............................  Completed financing and IPO
Transportation(4)........................  Abandoned
Energy services(5).......................  Completed IPO
Inventory management/distribution(6).....  Completed IPO
IT Services(7)...........................  Completed IPO
Telecommunications(8)....................  Arranging next financing
Specialty retail and Internet              Completed financing
  auction(9).............................
Internet-financial information(10).......  Seeking strategic buyer
Plastics manufacturing(11)...............  Completed financing
Public Internet access terminals(12).....  Development stage


------------------------

 1. We arranged two rounds of senior debt financing and provided merger and acquisition advisory services for Teletouch Communications, Inc., a wireless telecommunications company. We received cash and common stock in Teletouch.

 2. We were the principal adviser to Loadhandler Industries, Inc., a manufacturer of accessories for sport utility vehicles. We received a cash fee and a warrant to purchase shares of common stock in Loadhandler. We believe that the warrant currently has no value because Loadhandler is in bankruptcy proceedings.

 3. We were the principal advisor to TALX Corporation in a $4 million financing of subordinated notes with warrants. TALX is engaged in the development of software and provides related services. We received a cash fee and warrants to purchase common stock in TALX. The warrants were exercised following an initial public offering by TALX.

 4. We incubated Consolidated Coach, Inc., arranged seed financing, and later abandoned the project at a loss after determining continued development unwarranted.

 5. We were the principal advisor and participated in the incubation of Transcoastal Marine Services, Inc., a marine construction company. We received a cash fee and a warrant to purchase shares of common stock of Transcoastal.

 6. We originated and incubated Pentacon, Inc. which distributes fasteners and small components and provides inventory management solutions. We received a cash fee and, along with our employees and consultants, were founding stockholders of Pentacon.

 7. We were the principal advisor and participated in the incubation of BrightStar Information Technology Group, an information technology services company. We were involved in conceiving the concept for the business, introducing the management team and assembling some of the acquired companies. We received a cash fee and a warrant to purchase shares of common stock of BrightStar.

 8. We arranged a private placement for Omniplex Communications Group, LLC, a telecommunications company. We earned a cash fee and warrants to purchase interests in Omniplex.

 9. We arranged a private placement of subordinated notes for Antiqueland USA, Inc., a consolidator of antique malls. We earned a cash fee and warrants to purchase preferred stock of Antiqueland.

 10. We assisted in the formation of Altair Corp. which provides financial information via the Internet. We recruited part of its management team, and arranged its seed financing. Our employees were founding stockholders in Altair.

 11. We arranged a private placement of subordinated notes for Cass
     Polymers, Inc., a manufacturer of polymer coatings. We received a cash fee and a warrant to purchase common stock in Cass.

 12. We conceived the concept for Zmail Media, which is in the development stage. Zmail intends to provide courtesy internet access in airports and other high traffic venues. We and our employees were founding stockholders.


GOVERNMENT REGULATION


    The securities and investment businesses are subject to extensive and frequently changing federal and state laws and substantial regulation under such laws by the SEC and various state agencies and self-regulatory organizations, such as the NASD. Regulation by the SEC, state agencies and self-regulatory organizations does not mean that these entities have approved or passed upon the propriety of an investment in MGi2.


BROKER-DEALER REGULATION

    McFarland, Grossman is registered as a broker-dealer with the SEC and is a member firm of the NASD. Much of the regulation of broker-dealers has been delegated to self-regulatory organizations, principally the NASD, which has been designated by the SEC as McFarland, Grossman's primary regulator. The NASD adopts rules, which are subject to approval by the SEC, that govern its members and conducts periodic examinations of member firms' operations. Securities firms are also subject to regulation by state securities administrators in those states in which they conduct business. McFarland, Grossman is registered as a broker-dealer in 10 states. Broker-dealers are subject to regulations which cover all aspects of the securities business, including:

    - sales methods and supervision;

    - trading practices among broker-dealers;

    - use and safekeeping of customer's funds and securities;

    - capital structure of securities firms; and

    - recordkeeping and the conduct of directors, officers and employees.

Additional legislation, changes in rules promulgated by the SEC and self-regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules, may directly affect the mode of operation and profitability of broker-dealers. The SEC, self-regulatory organizations and state securities commissions may conduct administrative proceedings which can result in censure, fine, the issuance of cease and desist orders or the suspension or expulsion of a broker-dealer, its officers or employees. The principal purpose of regulation and discipline of broker-dealers is the protection of customers and the integrity of the securities markets.

    As a registered broker-dealer and member firm of the NASD, McFarland, Grossman is subject to the SEC's net capital rule. The net capital rule, which specifies minimum net capital requirements for registered brokers and dealers, is designed to measure the general financial integrity and liquidity of a broker-dealer and requires that at least a minimum part of its assets be kept in relatively liquid form. Net capital is essentially defined as net worth or assets minus liabilities, plus qualifying subordinated borrowings and less certain mandatory deductions that result from excluding assets not readily convertible into cash and from valuing certain other assets, such as a firm's positions in securities, conservatively. Among these deductions are adjustments in the market value of securities to reflect the possibility of a market decline prior to disposition.

    Failure to maintain the required net capital may subject a firm to suspension or expulsion by the NASD, the SEC and other regulatory bodies and ultimately may require its liquidation. The net capital rule also prohibits payments of dividends, redemption of stock and the prepayment or payment in respect of principal of subordinated indebtedness if net capital, after giving effect to the payment, redemption or repayment, would be less than 120% of the minimum net capital requirement. Compliance with the net capital rule could limit the operations of McFarland, Grossman.

INVESTMENT ADVISERS ACT


    MGi2 Capital, Inc. may be required to register as an investment adviser, which would subject it to regulation under the Investment Advisers Act of 1940 and regulations promulgated thereunder.


INVESTMENT COMPANY ACT

    We have elected to be regulated as a business development company under the Investment Company Act. As a business development company, we will be subject to various restrictions on our activities as provided in the Investment Company Act. See "Risk Factors" and "Investment Company Act Regulation."

COMPETITION

    The business in which we are engaged is highly competitive. Competition is based primarily on the quality of service and performance history. We will be competing with a large number of investment banking and merchant banking firms, as well as private equity funds, on a regional and local basis, many of which may have greater financial resources than we do. In addition, recently there has been increasing competition from other sources, such as commercial banks, insurance companies and consulting firms offering financial services.

PERSONNEL


    At March 13, 2000, we had 7 full-time employees. None of our personnel is covered by a collective bargaining agreement. We consider our relationships with our employees to be good.


    McFarland, Grossman is party to a client services agreement, or CSA, with Administaff Companies, Inc. The CSA establishes a three party relationship where Administaff and McFarland, Grossman act as co-employers of McFarland, Grossman's employees. Under the CSA, Administaff assumes responsibility for personnel administration and compliance with most employment-related governmental regulations while McFarland, Grossman retains the employees' services in its business and remains the employer for various other purposes. Administaff charges a comprehensive service fee which is invoiced along with each periodic payroll of McFarland, Grossman. The fee is based upon the gross payroll of McFarland, Grossman and Administaff's estimated cost of providing the services. Concurrently with the close of the offering, McFarland Grossman will assign its rights and obligations under the CSA to MGi2 or McFarland Grossman and Administaff will terminate the CSA and MGi2 and Administaff will enter into a new client services agreement with substantially the same term as the current CSA.

PROPERTIES

    The principal executive offices of MGi2 and its subsidiaries are located at 9821 Katy Freeway, Suite 500, Houston, Texas 77024 where MGi2 leases approximately 4,669 square feet of office space. The lease expires on March 31, 2001.

LEGAL PROCEEDINGS


    We are not a party to any material legal proceedings, other than ordinary litigation incidental to our business. Management believes that none of these proceedings would have a material adverse effect on our business, financial condition or results of operations.


DETERMINATION OF NET ASSET VALUE

    We will determine the net asset value per share of our common stock quarterly. The net asset value per common share is equal to the value of our total assets minus total liabilities and preferred stock, if any, divided by the total number of common shares outstanding.

    Both public and private securities that we receive from companies are valued at their appraised values as determined by certain of our officers under our valuation policies. With respect to private securities, each investment is valued using industry valuation benchmarks. When an external event such as a purchase transaction, public offering, or subsequent sale occurs, the pricing indicated by the external event is used to corroborate our private valuation. Securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded securities may also be valued at discounts due to the size of our investment or market liquidity concerns.


    Determination of fair value involves subjective judgments. Due to the inherent uncertainty of the valuation process, estimated values at the end of an accounting period may differ significantly from the values that would have been realized in a sale at that date had a ready market for the securities existed.

PORTFOLIO TRANSACTIONS


    The capital stock we receive from portfolio companies is expected to be acquired primarily in private transactions negotiated directly with the portfolio company or with an affiliate thereof. Our management will continue to be principally responsible for conducting negotiations with respect to our investments. We make available significant managerial assistance to our portfolio companies.


    We may invest a portion of our other assets in the publicly traded securities of public companies. Such investments and other investments which are not "qualifying assets" may not exceed 30% of the value of our total assets at the time of any such investment.


    Based on the amount of existing available funds together with the proceeds from this offering, it is not likely that we will be able to acquire securities in a large number of companies. As a result, we do not anticipate that our investments will be diversified.

                    PORTFOLIO COMPANIES; EQUITY INVESTMENTS


    The following is a listing of portfolio companies in which we had an equity investment at February 29, 2000.



                                                                                                             RELATIONSHIP OF
                                                              TYPE OF       % OF CLASS      VALUE OF       PORTFOLIO COMPANIES
NAME/ADDRESS                    NATURE OF ITS BUSINESS       SECURITIES      HELD(1)     SECURITIES HELD         TO MGI2
------------                   -------------------------   --------------   ----------   ---------------   --------------------
Pentacon, Inc. ..............  Wholesale Distribution of    Common Stock        0.1%        $149,625       Cary Grossman is a
  10375 Richmond Ave.            Fasteners                                                                 director.
  Suite 700
  Houston, TX 77042

ACR Group, Inc. .............  Wholesale Distribution of    Common Stock       0.02%           2,938       None.
  3200 Wilcrest Drive            Heating and Air
  Suite 440                      Conditioning Equipment
  Houston, TX 77042

Antiqueland USA, Inc. .......  Operate Antique Malls          Warrant           3.5%             100       Cary Grossman is a
  5000 Bee Cave Road,                                                                                      director.
  Suite 200
  Austin, TX 78746

Altair Corp. ................  Financial Information        Common Stock         .7%             -0-       Cary Grossman is a
  5757 Memorial Drive            Services                                                                  director.
  Houston, TX 77007

McFarland, Grossman .........  Investments(3)              Series B Units       2.0%              50       McFarland, Grossman
Capital III, L.C.                                                                                          is manager;
  9821 Katy Freeway, Suite                                                                                 Cary Grossman is
  500                                                                                                      president;
  Houston, TX 77024                                                                                        Clifford McFarland
                                                                                                           is vice president
                                                                                                           and secretary.

Zmail Media, Inc. ...........  Provider of public           Common Stock      25.05%             251       Cary Grossman is a
  24 Greenway Plaza, Suite       Internet access                                                           director.
  1826                           terminals in public
  Houston, TX 77046              facilities(2)

Re-Exg.com, Inc. ............  Internet-based,              Common Stock      11.11%         249,900       Clifford McFarland
  9821 Katy Freeway, Suite       reinsurance exchange                                                      is a director.
  500                            and financial
  Houston, TX 77024              clearinghouse(2)

McFarland, Grossman .........  Investments(3)              Series B Units       100%           2,500       McFarland, Grossman
Capital Ventures IV, L.C.                                                                                  is manager;
  9821 Katy Freeway, Suite                                                                                 Cary Grossman is
  500                                                                                                      president;
  Houston, TX 77024                                                                                        Clifford McFarland
                                                                                                           is vice president
                                                                                                           and secretary.


------------------------------

(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.


(2) See "Business--Our Current Incubation and Merchant Banking Activities" for further description regarding the nature of the business in this portfolio company.



(3) This company was formed to hold investments in portfolio companies.

                       INVESTMENT COMPANY ACT REGULATION


    We have elected to be regulated as a business development company under the Investment Company Act. We are a unique kind of investment company that focuses on investing in or lending to small private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in emerging and development stage business. A business development company provides its shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.


    As a business development company, we must:

    - have at least 70% of our investments in qualifying assets before investing in non-eligible assets;

    - provide or make available significant managerial assistance to client companies;


    - have a class of equity securities registered under the Securities Act of 1934 or have filed a registration statement with the SEC; and



    - have a majority of directors who are not "interested persons," as such term is used under the Investment Company Act.


    Eligible assets for investment include:

    - securities of an eligible portfolio company which are purchased from that company in a private transaction. An eligible portfolio company is a U.S. company that:

       -- subject to certain narrowly defined exceptions, is not itself a registered investment company;

       -- has no class of securities listed on a national securities exchange or on a dealers' margin list;


       -- is actively controlled by a business development company, either alone or acting as part of a controlling group, and an affiliate of the business development company serves on the company's board of directors; or


       -- meets certain other criteria as may be established from time to time by the SEC pursuant to its rule-making authority.

    - securities received by the business development company in connection with its ownership of securities of an eligible portfolio company; and

    - cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

    Significant managerial assistance includes:

    - any arrangement in which a business development company offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company; or

    - the exercise by a business development company of a controlling influence over the management or policies of a portfolio company by the business development company acting individually or as part of a group acting together which controls the portfolio companies.

    The Investment Company Act prohibits us from investing in certain types of companies such as brokerage firms, insurance companies, investment banking firms and investment companies.

    We may also be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our disinterested directors and, in some cases, the SEC.

    As a business development company, we may not change the nature of our business so as to cease being a business development company, or withdraw from our election as a business development company, without first obtaining the approval of a majority of our "outstanding voting securities" as defined in the Investment Company Act. We may, in the future, seek to become exempt from registration under the Investment Company Act.



    As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. We may sell our securities at a price that is below the net asset value per share after approval of the disinterested directors and upon approval of a majority of our outstanding voting securities, provided the Investment Company Act generally requires that such price closely approach market value less applicable discounts and commissions. As defined in the 1940 Act, the term "majority of the outstanding voting securities" means the vote of (i) 67 percent or more of the Company's common stock present at the meeting, if the holders of more than 50 percent of the outstanding common stock are present or represented by proxy or (ii) more than 50 percent of the Company's common stock, whichever is less.


    Should we lose our status as a business development company, we would become subject to the more stringent regulations under the Investment Company Act as applicable to investment companies unless we could obtain an exemption from Investment Company Act regulation. See "Risk Factors."


    We are also prohibited by the Investment Company Act from knowingly participating in a joint transaction, including co-investment in a portfolio company with an affiliated person, including any of our directors, advisory directors or any entity managed by any of them. To allow co-investments with directors and officers, we intend to apply to the SEC for exemptive relief from this provision of the Investment Company Act. See "Risk Factors--Risks Associated With Our Operations--Failure to obtain SEC exemptive relief of various policies could negatively affect our operations."

                                   MANAGEMENT




    Our board of directors manages, or directs the management of, the property, affairs and business of MGi2. Under Delaware law, our board may exercise all powers of MGi2. Our board maintains an audit committee and a compensation committee, and may establish additional committees in the future.



    Our executive officers, under the direction of our board, among other things, are responsible for the day-to-day management and investment decisions involving of our portfolio. We have no executive or investment committee. The company is responsible for the payment of expenses incurred by it and its subsidiaries.



    The following table contains certain biographical information with respect to our executive officers and directors as of the date of this prospectus.



NAME                                          AGE                       POSITION
----                                        --------                    --------
Cary M. Grossman..........................     46      Chairman of the Board, Chief Executive
                                                       Officer and Chief Financial Officer(1)
Clifford E. McFarland.....................     45      President and Director(1)
Evans S. Attwell..........................     39      Senior Vice President(2)
David W. Chamblee.........................     33      Senior Vice President(2)
Robert M. Chiste..........................     52      Director(3)
Glyn J. Meek..............................     49      Director(4)
Robert G. Solomon.........................     37      Director(5)


------------------------


(1) Interested person as defined in Section 2(a)(19) of the Investment Company Act. Messrs. Grossman and McFarland are interested persons because they are officers and employees of MGi2 and each own more than five percent of the outstanding securities of MGi2. The address for each of these persons is c/o MGi2, Inc., 9821 Katy Freeway, Suite 500, Houston, Texas 77024.



(2) The address for each of these persons is c/o MGi2, 9821 Katy Freeway, Suite 500, Houston, Texas 77024.



(3) The address for Mr. Chiste is c/o FuelONE, Inc./FuelQUEST.com, 700 Louisiana, Suite 3900, Houston, Texas 77002.



(4) The address for Mr. Meek is c/o TriActive, Inc., 4301 Westbank Drive, Building B, Suite 200, Austin, Texas 78731.



(5) The address for Mr. Solomon is c/o USOL Holdings, Inc., 10300 Metric Blvd., Austin, TX 78758.



    CARY M. GROSSMAN--CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR. Mr. Grossman co-founded McFarland, Grossman in 1991. Since co-founding McFarland, Grossman, he has had overall responsibility for managing numerous public and private debt and equity financings with aggregate proceeds of more than $125 million, as well as numerous mergers and acquisitions.
Mr. Grossman was a co-founder of Pentacon, Inc. (a distributor of fasteners and other small components), its President from December 1997 until March 1998, and President of McFarland, Grossman Capital Ventures II, L.C., the founding shareholder of Pentacon. In those capacities, he was principally responsible for arranging the acquisition of five companies with approximately $150 million in revenues, negotiating and managing a $52 million initial public offering, and arranging a $50 million credit facility. Mr. Grossman was engaged in the practice of public accounting from 1977 through 1991. He is a director of several public and private companies including Pentacon, Inc. (NYSE: JIT) and Omniplex Communications Corp., a telecommunications services company.
Mr. Grossman is a Certified Public Accountant and earned a Bachelor of Business Administration in Accounting from The University of Texas in 1976.

    CLIFFORD E. MCFARLAND--PRESIDENT AND DIRECTOR. Mr. McFarland co-founded McFarland, Grossman in 1991. Mr. McFarland co-founded The Watkins Group, a merchant banking firm in Little Rock, Arkansas, where he served as a Managing Director from 1986 until 1991. Prior to that, he was a co-founder of McFarland & Jones, a management consulting firm in the franchise industry.
Mr. McFarland is a director of Teletouch Communications Group, Inc. (AMEX: TLL). He earned a Bachelor of Science in Business/ Public Affairs from the University of Houston/Clear Lake.


    EVANS S. ATTWELL--SENIOR VICE PRESIDENT. Mr. Attwell will become a Senior Vice President upon consummation of the offering. Mr. Attwell joined McFarland, Grossman in April 1999 and heads its merger & acquisition practice. From 1988 through 1998, he was employed by Chase Bank of Texas in the Merger & Acquisition Group. Prior to that, he was a Financial Analyst from 1983 through 1986 at Rauscher Pierce Refsnes (investment banking firm). Mr. Attwell earned his undergraduate degree at Washington & Lee University and his Masters Degree in Business Administration from the University of Texas.



    DAVID W. CHAMBLEE--SENIOR VICE PRESIDENT. Mr. Chamblee will become a Senior Vice President upon consummation of the offering. Prior to joining McFarland, Grossman in September 1998, Mr. Chamblee was a management consultant in the Dallas office of Booz-Allen & Hamilton, a global strategy consulting firm, where he had been employed since 1994. Prior to attending graduate school, Mr. Chamblee was an associate in the commercial office building division of Coldwell Banker Commercial. He earned his undergraduate degree from Vanderbilt University in 1984, and a Masters of Business Administration from the University of Texas in 1994.



    ROBERT M. CHISTE--DIRECTOR. Mr. Chiste will become a director of MGi2 upon consummation of the offering. Mr. Chiste is currently involved with several Internet related businesses. Since September 1999, he has served as Chairman of FuelQUEST, Inc., a development stage B2B e-commerce enterprise focusing on commerce, content and community within the $200 billion industry of fuels, lubricants, propane and solvents. Since September 1999, Mr. Chiste has also served as the Vice-Chairman, President and Chief Executive Officer of FuelONE, Inc., an ongoing consolidation of fuel and lubricant wholesale distribution companies with annual projected revenues in excess of $1 billion. FuelONE is a minority owner of FuelQUEST. Since July 1998, Mr. Chiste has served as Chairman of the Board of Directors of TriActive Technologies, Inc., a venture funded Application Service Provider providing systems management services over the Internet to mid-sized companies. Mr. Chiste is a co-founder of FuelQUEST, FuelONE and TriActive as well as a founding investor in iMark.com, a leading auction site for industrial equipment. Mr. Chiste was the President, Industrial Services Group, of Philip Services Corp. (provider of industrial and environmental services) from August 1997 to June 1998. In June 1999, approximately one year after Mr. Chiste had left the company, Philip Services filed a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code. He served as Vice Chairman of Allwaste, Inc., a provider of industrial and environmental services, from May 1997 through July 1997, President and Chief Executive Officer of Allwaste from November 1994 through July 1997 and a director of Allwaste from January 1995 through August 1997. Philip Services Corp. acquired Allwaste effective July 31, 1997. Mr. Chiste served as Chief Executive Officer and President of American National
Power, Inc., a successor company of Transco Energy Ventures Company, from its creation in 1986 until August 1994. During the same period, he served as Senior Vice President of Transco Energy Company. Mr. Chiste also serves as a director of Franklin Credit Management Corp., a New York-based financial services company, Pentacon, Inc., and Innovative Valve Technology, Inc. (distributor of industrial values). Mr. Chiste received a B.A. in mathematics from the College of New Jersey, as well as a J.D. and an M.B.A. from Rutgers University.


    GLYN J. MEEK--DIRECTOR. Mr. Meek will become a director of MGi2 upon consummation of the offering. Mr. Meek has served as President and Chief Executive Officer of TriActive Technologies, Inc. since August 1999. From January 1997 to July 1999, Mr. Meek was the Chief Operating Officer of Collective Technologies Inc., a consulting company providing systems management services in the UNIX and Windows NT marketplaces to Fortune 1000 clients. From January 1995 to January 1997, Mr. Meek served as Vice President--Technical Services at Tivoli Systems Inc., a subsidiary of IBM providing Enterprise Systems Management Software. From January 1994 to January 1995, Mr. Meek was a Senior Manager--Strategy Consulting at Andersen Consulting, responsible for the sale and delivery of information technology consulting to Fortune 500 corporations. From January 1991 to May 1993, Mr. Meek served as Vice President Information Systems of Dell Computer Corporation, where he was responsible for all of Dell's information systems in the sales, technical support, networking and telecommunications areas. Mr. Meek received a B.S. in chemistry from The University of Hull, England and two M.S. degrees in computer science from Imperial College, London, England.

    ROBERT G. SOLOMON--DIRECTOR. Mr. Solomon will become a director of MGi2 upon consummation of the offering. Mr. Solomon currently serves as Chairman and Chief Executive Officer of USOL Holdings, Inc. (NASDAQ: USOL) and TheResidentClub.com, a subsidiary company. USOL is an integrated provider of telecommunications and entertainment services to the multi-family housing industry. From March 1998 through July 1999 Mr. Solomon served as Founder and Chief Executive Officer of U.S. Online Communications, Inc. and from May 1994 through March 1998 as Founder and Chief Executive Officer of predecessor companies. From 1987 to 1995 Mr. Solomon served as Director, officer and principal stockholder of CS Management, Inc., a real estate firm headquartered in Austin, Texas with a core concentration in multi-family housing investment and management. Mr. Solomon serves on the Executive Board of the Independent Cable and Telephone Association, the leading industry trade group for the Residential Multi-Tenant Service Industry. He is a graduate of the University of Texas, where he received the degree of Bachelor of Business Administration.

OTHER KEY EMPLOYEES

    CHRISTOPHER A. REINECKER--ASSOCIATE. Mr. Reinecker joined McFarland, Grossman in August 1999. He was employed by Ernst & Young, LLP from 1991 to 1994, and from 1997 until joining McFarland, Grossman. Between his employment periods at Ernst & Young, Mr. Reinecker was the Chief Financial Officer of Hermann Eye Center, a physician practice management company. He is a Certified Public Accountant and received his undergraduate and graduate degrees in business at the University of Texas.

    QUYEN DU--ANALYST. Ms. Du joined McFarland, Grossman in October 1999 after being employed at Lehman Brothers, Inc. as in Investment Banking Analyst in the Global Media and Telecom Group. She graduated from the University of California, Berkeley in 1997 with a Bachelor of Science in Business Administration and a Bachelor of Arts in Economics.

ADVISORY BOARD

    Our advisory board members do not have policy-making authority but consult with management and provide strategic guidance in methods for developing and expanding our business and analyzing client opportunities. Members of the advisory board are appointed, and may be removed with or without cause, by our board of directors.

    The following table contains certain biographical information with respect to our advisory directors:


NAME                          AGE             POSITION                    ADDRESS
----                        --------          --------         ------------------------------
Mary D. Bass..............     43      Advisory Board Member   Spencer Stuart
                                                               1111 Bagby, Suite 1616
                                                               Houston, TX 77002

Richard C. Cilento, Jr....     37      Advisory Board Member   The Bollard Group
                                                               700 Louisiana, Suite 3900
                                                               Houston, TX 77002

Ralph H. Freeman, Ph.D....     52      Advisory Board Member   Splitrock
                                                               9012 New Trails Drive
                                                               The Woodlands, TX 77381

James A. Nolen, Jr........     47      Advisory Board Member   CFO Services, Inc.
                                                               P.O. Box 27162
                                                               Austin, TX 78731

Brett Perlman.............     40      Advisory Board Member   McKinsey & Company, Inc.
                                                               2 Houston Center, Suite 3500
                                                               Houston, TX 77010

Claude J. Pumilia.........     32      Advisory Board Member   emerging.com
                                                               3355 W. Alabama, Suite 1100
                                                               Houston, TX 77098

Louis A. Waters, Jr.......     33      Advisory Board Member   The Waters Group
                                                               520 Post Oak Blvd., Suite 850
                                                               Houston, TX 77027



    MARY D. BASS. Ms. Bass has served as a Principal of Spencer Stuart, an executive search firm, since October 1997. In this position, Ms. Bass works extensively with emerging growth companies and prominent private equity groups helping them recruit executive officers for their portfolio companies, and experienced investment professionals for their firms. Since October 1987, Ms. Bass has been a general partner in Triad Ventures LTD, a $40 million venture capital fund specializing in investing in Texas-based emerging growth companies. Since January 1993, Ms. Bass has been general partner in The AM Fund, a venture fund specializing in investing in technology businesses. From June 1983 to October 1987, Ms. Bass was employed by Allied Bancshares & Capital Corp., now part of Wells Fargo Bank, first as a credit analyst and then an investment officer in its venture capital fund. From January 1981 to May 1983, Ms. Bass was employed by Mississippi Chemical Corp., a $250 million fertilizer manufacturer. Ms. Bass is a former President of the Houston Venture Capital Association and is on the steering committee of the Dallas Private Equity Forum. She attended Mississippi State University, and received a B.S. with "distinction" and a M.B.A. in corporate finance.


    RICHARD C. CILENTO, JR. Mr. Cilento co-founded and is President and Chief Executive Officer of FuelQUEST, Inc., a development stage B2B e-commerce enterprise focusing on commerce, content and community within the $200 billion industry of fuels, lubricants, propane and solvents. Mr. Cilento also co-founded FuelONE. Mr. Cilento is a board member for the investment services company Bollard Group, LLC, formed to provide investment-banking services and to develop and pursue attractive, high-growth business ventures specializing in technology and industry consolidations. Mr. Cilento is also a member of the Board of Advisors to TriActive Technologies Inc. From June 1998 to January 1999,
Mr. Cilento was Vice President of Strategic Services for Xerox Connect Solutions and was responsible for computer outsourcing services and end user support services. From October 1996 to June 1998, Mr. Cilento was Vice President Corporate Services for XLConnect Solutions prior to its acquisition by Xerox. From April 1995 to October 1996, Mr. Cilento was National Director--Remote Network Management Center for The

Future Now. From February 1988 to April 1995, Mr. Cilento was Program Manager and Lead Engineer for Space Shuttle Flight Planning for NASA Johnson Space Center. Mr. Cilento received his B.S. in Aerospace Engineering from the University of Illinois and an M.B.A. from the University of Houston.


    RALPH H. FREEMAN, PH.D. Dr. Freeman has served as the Vice President--Information Systems of Splitrock Services, Inc. (telecommunications services company) since February 1999. In this position, Dr. Freeman is responsible for the software design of a nation-wide dial access, enhanced services, Internet company. From December 1996 to February 1999, Dr. Freeman served as Vice President, Information Technology/Chief Information Officer of Logix Communication Enterprise/American Telco, Inc. (telecommunications services company), where he was responsible for the development or acquisition of all computer services, hardware and software. From April 1996 to November 1996, Dr. Freeman was Director of Information Services for GDS Engineers, Inc., where he was responsible for direction of software development and information technology projects including LAN architecture and the company's first Internet access portal. Dr. Freeman served twenty years in the United States Air Force, retiring with the rank of Lieutenant Colonel. Dr. Freemen received his B.S. degree in Engineering Management from the United States Air Force Academy, his M.S. degree in Business Administration, Computer Methods from U.C.L.A. and his Ph.D. in Information Technology from George Mason University.


    JAMES A. NOLEN, JR. Mr. Nolen has served as a senior lecturer at the University of Texas, Department of Finance since 1980. In this capacity,
Mr. Nolen teaches multiple undergraduate and graduate courses related to the financial management of small businesses. Mr. Nolen is the Associate Director of The University of Texas' Center for Small & Middle Sized Enterprises and the Associate Director of The University of Texas' Community MBA Program. Since 1989, Mr. Nolen has also served as the President of CFO Services, Inc., which offers capital, financial and operational consulting services to small and middle-sized business owners. From 1995 to 1996, he served as interim Chief Financial Officer of MetalOptics, Inc., a manufacturer of energy efficient light fixtures and specular reflectors. Mr. Nolen received his Bachelor of Business Administration and Masters of Business Administration in finance from the University of Texas.


    BRETT PERLMAN. Mr. Perlman has served as Commissioner of the Public Utility Commission of Texas since his appointment by Governor George W. Bush on January 11, 1999. From September 1993 to January 1999 Mr. Perlman was a management consultant with McKinsey & Company, a global management consulting firm. At McKinsey, Mr. Perlman specialized in strategic planning for Fortune 500 technology companies in identifying new market opportunities and developing corporate strategies. From September 1985 to September 1990, Mr. Perlman practiced law with the Washington D.C. office of Akin, Gump, Strauss, Hauer & Feld, and from September 1990 to August 1991 with the Houston office of Jenkins & Gilcrest. Mr. Perlman has provided strategic planning for Texas' Telecommunications Infrastructure Fund Board, which is responsible for Texas' $1.5 billion fund for wiring schools for the Internet. In 1998, Mr. Perlman helped found the Houston Technology Center, where he serves on the Finance Committee, and the Houston Area Technology Advisory Council. He is a Board member of the MIT Enterprise Forum of Houston and an Advisory Board member of the Houston International Theatre School. Mr. Perlman graduated Phi Beta Kappa in economics from Northwestern University in Evanston, Ill. He received a law degree from the University of Texas Law School where he was associate editor of the Texas Law Review. He also holds a Master's degree in Public Administration from the John F. Kennedy School of Government at Harvard University where his studies focused on business and policy issues involving information technology, the telecommunications industry and the Internet.



    CLAUDE J. PUMILIA. Mr. Pumilia serves as Chief Financial Officer and Vice President of Business Development of emerging.com, an e-services company dedicated to the rapid creation and deployment of digital businesses. emerging.com specializes in building strategic e-business solutions for start-ups which intend to revolutionize their market segments. The company offers strategic advice, creative design, and technology development and deployment. emerging.com recently received venture funding from Austin

Ventures and Benchmark Capital. From September 1996 to December 1999,
Mr. Pumilia led several strategy and business development teams at Compaq Computer Corporation. As Director of Strategic Planning at Compaq, Mr. Pumilia led the strategy and planning function for Compaq North America. During the course of his three year tenure, he participated in the formation and growth of Compaq's e-Commerce Solutions Group by building the strategy and business development team responsible for partnerships with leading e-commerce and security firms. From 1994 through September 1996, Mr. Pumilia worked as a consultant with McKinsey & Co., serving the technology, energy, and health care industries. Mr. Pumilia received a Bachelor of Arts degree in Economics and Managerial Studies magna cum laude from Rice University and a J.D. from the University of Virginia Law School.


    LOUIS A. WATERS, JR. Mr. Waters currently manages ESI Partners Ltd., a private investment partnership which focuses on investing in early-stage companies in a variety of fields. From 1990 to 1996, Mr. Waters owned and operated a contract engineering and technology development firm. This company completed development projects with aggregate budgets of over $30 million, and provided turnkey services and program management for clients ranging from start-ups to international corporations in the fields of biotechnology software-based automation, advanced manufacturing, and consumer electronics. In September 1996, Mr. Waters sold his engineering company to K*Tec Electronics, the contract manufacturing subsidiary of Kent Electronics (NYSE: KNT).
Mr. Waters joined K*Tec as director of engineering, reorganizing the company's engineering program. In January 1997, Mr. Waters assumed the additional responsibility of general manager of K*Tec's advanced manufacturing group in the Silicon Valley where he completed a fast-track turnaround program to restore the branch to profitability. He left K*Tec in September 1997 to attend graduate school. Additionally, Mr. Waters is a founding partner and director of Hardy Construction Technologies LC, which develops and manufactures technology products for the construction industry, and serves on an advisory basis to Tracey Technologies, which develops laser-based instruments for ophthalmic care. While a student at Rice University, Mr. Waters assisted in the startup of the Rice Robotics Laboratory and led development of surface exploration vehicle technology and telepresence systems for NASA. Mr. Waters holds a B.S. in Mechanical Engineering from Rice University and an M.B.A. from Insead, located in Fontainbleau, France.

BOARD COMMITTEES

    Our board of directors has established a compensation committee and an audit committee.

    Our compensation committee reviews and makes recommendations to the board regarding compensation to be provided to our Chief Executive Officer and our directors. In addition, our compensation committee reviews compensation arrangements for our other executive officers. Our compensation committee also administers our equity compensation plans and determines the allocation among our officers and employees of the client securities we receive as compensation. Upon the consummation of the offering, the members of our compensation committee, all of whom are independent directors, will be Messrs. Chiste, Meek and Solomon, with Mr. Solomon serving as Chairman.

    Our audit committee reviews and monitors our corporate financial reporting, external audits, internal control functions and compliance with laws and regulations that could have a significant effect on our financial condition or results of operations. In addition, our audit committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. Upon the consummation of the offering, the members of our audit committee, all of whom are independent directors, will be Messrs. Chiste, Meek and Solomon, with Mr. Chiste serving as Chairman.

EXECUTIVE COMPENSATION


    The following table reflects the cash compensation paid by us as well as certain other compensation paid or accrued, during the fiscal years ended December 31, 1999, 1998 and 1997 to the Chief Executive Officer of MGi2 and the other executive officers whose compensation is $60,000 or greater during the fiscal year ended December 31, 1999. Our directors did not receive any separate or additional compensation for serving as directors during the fiscal year ended December 31, 1999.



                                                                             LONG-TERM
                                                                            COMPENSATION
                                                      ANNUAL COMPENSATION      AWARDS
                                                      -------------------   ------------
                                                                             SECURITIES
                                            FISCAL                           UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR      SALARY     BONUS     OPTIONS/SARS   COMPENSATION
---------------------------                --------   --------   --------   ------------   ------------
Cary M. Grossman(1)......................    1999     $ 94,500   $150,000         --          $37,427(2)
  Chairman of the Board, Chief               1998     $103,152   $677,500         --          $14,864(2)
    Executive Officer and Chief              1997     $102,000   $181,500         --          $12,814(2)
    Financial Officer

Clifford E. McFarland(1).................    1999     $114,000   $150,000         --          $37,427(2)
  President and Director                     1998     $114,000   $677,500         --          $14,864(2)
                                             1997     $102,000   $181,500         --          $12,814(2)

Evans S. Attwell.........................    1999     $ 57,590   $ 40,000         (3)         $10,055(2)
  Senior Vice President

David W. Chamblee........................    1999     $ 72,000   $ 78,000         (3)         $ 8,423(2)
  Senior Vice President                      1998     $ 20,216   $ 17,000         (3)         $ 2,994(2)


------------------------


(1) The employment agreements of Messrs. McFarland and Grossman provide, respectively, that in no event shall the annual total cash compensation of salary and bonus of such person exceed $500,000 in any one year.



(2) In the fiscal years ended 1999, 1998 and 1997, Messrs. Grossman, McFarland, Attwell and Chamblee each received additional compensation in the form of warrants and equity interests in portfolio companies.



(3) Each of Messrs. Attwell and Chamblee received 75,000 options to purchase shares in McFarland, Grossman at a purchase price equal to the fair market value of the underlying common stock as of the date of grant. See "--Officers' Compensation." Each option will be exchanged for two options in MGi2 upon effectiveness of the share exchange whereby McFarland, Grossman becomes a wholly owned subsidiary of MGi2. See "--2000 Stock Plan."


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                            NUMBER OF     PERCENT OF TOTAL
                                            SECURITIES      OPTIONS/SARS      EXERCISE
                                            UNDERLYING       GRANTED TO          OR
                                           OPTIONS/SARS     EMPLOYEES IN     BASE PRICE     EXPIRATION
NAME                                         GRANTED        FISCAL YEAR        ($/SH)          DATE
----                                       ------------   ----------------   ----------   --------------
David W. Chamblee........................     60,000            36.4%           $0.67     April 12, 2004
Evans S. Attwell.........................     75,000            45.5%           $0.67     April 12, 2004



    Since 1997, we have assigned most of our interest in client securities we received as fees for our services to our employees as compensation. In addition, we have participated in the formation of new businesses and allowed our employees, rather than us, to purchase the founders' stock, which is generally issued for nominal consideration. We have now adopted a policy that any client securities to be received in connection with the services we provide, and shares to be acquired as founders' stock in companies that we incubate or assist in incubation, are to be paid or issued directly to us. Once granted or issued to us, our compensation committee, which is comprised of independent directors, may distribute or allocate up to

30% of these securities among certain officers and employees as additional compensation. Our compensation committee will also determine the proportionate allocation of such equity interests among our officers and employees. This policy of distributing portfolio securities to officers and employees is subject to review and approval by the SEC. See "Risk Factors Associated with the Offering--Risks Associated With Our Operations--Failure to obtain SEC Approval of various policies could negatively affect our operations" and "--Our policy granting a percentage of the securities received as compensation to our officers and employees could result in a conflict of interest."


DIRECTORS' AND ADVISORY BOARD MEMBERS' COMPENSATION


    Directors who are employees of MGi2 will not receive additional compensation for serving as directors. Directors of MGi2 will be reimbursed for out-of-pocket expenses incurred in attending meetings of the board of directors or committees of the board, and for other expenses incurred in their capacity as directors of MGi2. Each non-employee director will receive $1,000 per board meeting and $500 per committee meeting (or $1,000 if the chairman of such committee). Each initial non-employee director has received a restricted stock grant of 25,000 shares of MGi2 common stock from Messrs. McFarland and Grossman which vests equally over three years. If the non-employee director ceases to serve as a director prior to the full vesting of the restricted stock, the portion of the non-vested restricted stock grant will revert to Messrs. Grossman and McFarland. In addition, each non-employee director will, subject to SEC review and approval, receive an initial option grant of 25,000 shares of common stock upon election to the board followed by an annual option to purchase 5,000 shares of common stock. Non-employee directors will also, subject to SEC review and approval, receive an annual retainer paid in the form of an unregistered common stock grant equal to $16,000 in value determined using the average closing price of the common stock for the five Fridays prior to the grant date.



    Advisory board members will be reimbursed for all out-of-pocket expenses incurred in attending meetings of the advisory board and for other expenses incurred in their capacity as advisory board members. Each advisory board member will, subject to SEC review and approval, receive $1,000 for attendance at each meeting. In addition, each advisory board member will receive an initial option to purchase 10,000 shares of common stock upon appointment as an advisory board member followed by an annual option to purchase 5,000 shares of common stock. Advisory board members will, subject to SEC review and approval, also receive an annual retainer paid in the form of an unregistered common stock grant equal to $4,000 in value determined at a 20% discount to the preceding six week average market price of the common stock.



    The issuance of options and restricted shares to our directors and advisory board members require the exemptive relief of the SEC. All of the issuances of options and stock grants by our company to directors will be made contingent on us receiving SEC approval with respect to the issuances. We intend to seek the approval of, or exemptive relief from, the SEC with respect to the issuance of such options and securities. There can be no assurances that such relief will be granted. See "Risk Factors Associated with the Offering--Failure to obtain SEC approval of various policies could negatively affect our operations."


OFFICERS' COMPENSATION


    We anticipate that during calendar 2000 annualized base salaries of each of our most highly compensated executive officers will be $175,000 for Messrs. McFarland and Grossman and $120,000 for Messrs. Attwell and Chamblee. Options for a total of 75,000 shares of common stock at the price of $.67 per share have previously been granted to Mr. Attwell and options for a total of 75,000 shares of common stock at the weighted average price of $.79 per share have previously been granted to Mr. Chamblee. All of Mr. Attwell's options and 60,000 of Mr. Chamblee's options vest equally over three years, and are forfeited under certain circumstances if their employment with us is terminated. The remaining 15,000 of Mr. Chamblee's options had a one-year vesting period and have already fully vested. See "--2000 Stock Plan." In addition, subject to SEC approval, our compensation committee may allocate to one or more of such officers an aggregate of up to 30% of the equity securities we receive from our portfolio companies. See "--Executive Compensation."


EMPLOYMENT AGREEMENTS


    We currently have employment agreements with Messrs. McFarland and Grossman. The employment agreements prohibit the officers from disclosing our confidential information and trade secrets. Mr. McFarland's and Mr. Grossman's employment agreements have an initial term of three years. The employment agreements are terminable by us for "good cause" and without "cause" or for "good reason" by the officer upon thirty days' written notice. All employment agreements provide that if the officer's employment is terminated by us without "good cause," the officer will be entitled to receive a lump-sum severance payment at the effective time of termination in an amount equal to base compensation which would have been payable over the remainder of the term of the employment agreement or one year's base salary, if greater.



    The employment agreements provide for a severance payment to the officer in the event of the disability of such officer, such payment to equal the base salary for the remaining term provided the period will not exceed one year.



    The employment agreements of Messrs. McFarland and Grossman contain certain provisions concerning a change-in-control of MGi2, including the following:
(1) in the event that the executive is not notified by the acquiring company that it will assume our obligations under the employment agreement at least five days in advance of the transaction giving rise to the change-in-control, the change-in-control will be deemed a termination of the employment agreement by MGi2 without "cause," and the provisions of the employment agreement governing the same will apply; and (2) in any change-in-control situation, such officer may elect to terminate his employment by giving ten days' written notice prior to the anticipated closing of the transaction giving rise to the change-in-control, which will be deemed a termination of the employment agreement by us without "cause," and the provisions of the employment agreement governing the same will apply. The change-of-control provisions in the employment agreements may discourage bids to acquire us or reduce the amount an acquiror is willing to pay for us.



    The employment agreements of Messrs. McFarland and Grossman, respectively, provide that in no event shall such employee's annual total cash compensation of salary and bonus exceed $500,000 in any one year. See "--Executive Compensation."


2000 STOCK PLAN

    The board of directors has adopted, and the stockholders have approved, the MGi2, Inc. 2000 Stock Plan. The purpose of the 2000 Stock Plan is to provide directors, advisory board members, officers, key employees and certain other persons who will be instrumental in our success with additional incentives by increasing their ownership in MGi2. The aggregate amount of common stock with respect to which awards may be granted may not exceed 650,000 shares, subject to adjustment to reflect stock splits.

    The Investment Company Act limits the aggregate amount of voting securities that may result from the exercise of all of our outstanding warrants, options and rights at the time of issuance to 25% of our outstanding voting securities. If the amount of voting securities that would result from the exercise of the outstanding warrants, options and rights issued to our officers, directors and employees exceeds 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of our outstanding warrants, options and rights at the time of issuance are limited to 20% of our outstanding voting securities. These restrictions could restrict our ability to issue the options we want to issue, from time to time, to incentivize our management and employees.


    The 2000 Stock Plan will be administered by our compensation committee, which will be composed of non-employee directors. Subject to the terms of the 2000 Stock Plan, the compensation committee generally determines to whom awards will be granted and the terms and conditions of the awards. The exercise price per share of all options granted under the 2000 Stock Plan shall be the fair market value of our common stock on the date of the grant of such option. Options granted under the 2000 Stock Plan may be either non-qualified stock options, or may qualify as incentive stock options or "ISOs," provided that the aggregate fair market value, determined at the time the ISO is granted, of the common stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year under all of our plans shall not exceed $100,000. The compensation committee determines the period over which awards vest, provided that all awards become immediately exercisable upon death of the grantee or upon a change-in-control, as defined in our 2000 Stock Plan.


    The 2000 Stock Plan also provides for automatic option grants to directors and advisory board members who are not otherwise employed by MGi2 or its subsidiaries. See "--Directors' and Advisory Board Members' Compensation."


    Awards that are not vested at the time of a voluntary termination of the grantee's employment or directorship or in the case of a termination "for cause" are immediately forfeited. In no event may an ISO granted to a control person (as defined in the 2000 Stock Plan) be exercisable more than five years from the date of grant. Each option granted to a non-employee director shall have a term of ten years.


    As part of the share exchange, we will issue options to purchase two shares of MGi2 common stock in exchange for each outstanding option to purchase one share of McFarland, Grossman common stock. The exercise price for the newly issued options shall be 50% of the exercise price of the McFarland, Grossman options.

401(K) PLAN

    Administaff maintains a 401(k) Plan for our eligible employees. An employee participant may contribute up to 15% of his or her total annual compensation to the 401(k) Plan, up to a legal annual limit. The annual limit for calendar year 1999 was $10,000. Each participant is fully vested in his or her deferred salary contributions. Previously, McFarland, Grossman had maintained such a plan, which was terminated in May 1999.

                              CERTAIN TRANSACTIONS

RELATED PARTY TRANSACTIONS

    Cary M. Grossman and Clifford E. McFarland are parties to a Shareholders' Agreement dated December 27, 1995, which, among other things, provides for restrictions on transfer, and rights of first refusal with respect to the Class A common stock of McFarland, Grossman & Company, Inc. On November 24, 1998, Mr. Grossman's interest was transferred to the Grossman Family Limited Partnership which became a party to the agreement. The Shareholders' Agreement will be terminated when this offering closes.


    Since 1997, we have assigned most of our interest in client securities we received as fees for our services to our employees as compensation. In addition, we have participated in the formation of new businesses and allowed our employees, rather than us, to purchase the founders' stock, which is generally issued for nominal consideration. We have now adopted a policy that any client securities to be received in connection with the services we provide and shares to be acquired as founders' stock in companies that we incubate or assist in incubation, are to be paid or issued directly to us. Subject to review and approval by the SEC, once granted or issued to us, our compensation committee, which is comprised of independent directors, may distribute or allocate up to 30% of these securities among our officers and employees as additional compensation.



    From time to time since January 1, 1997, McFarland, Grossman has authorized the transfer of warrants to purchase equity in portfolio companies to Messrs. McFarland and Grossman as follows:


                                                                         YEAR ASSIGNED AND VALUE
                                                                          AT TIME OF ASSIGNMENT
                                                         WARRANTS     ------------------------------
COMPANY                                                 ASSIGNED(1)     1997       1998       1999
-------                                                 -----------   --------   --------   --------
Transcoastal Marine Services, Inc.....................      10,000          0
SkillMaster, Inc......................................      19,125    $12,814
BrightStar Information Technology Group, Inc..........      14,250          0
                                                                      -------
                                                                      $12,814
                                                                      =======
Omniplex Communications Group, LLC....................      37,000               $ 5,550
Omniplex Communications Group, LLC....................     155,232                 9,314
                                                                                 -------
                                                                                 $14,864
                                                                                 =======
Antiqueland USA, Inc..................................     182,419                          $16,418
Cass Polymers, Inc....................................         786                           21,010
                                                                                            -------
                                                                                            $37,428
                                                                                            =======

------------------------

(1) The number of shares underlying warrants assigned to each of Messrs. McFarland and Grossman.

    In 1997 and 1998, we engaged McFarland, Grossman Insurance Services, Inc., a corporation owned by Cary Grossman, to provide consulting services to us. The services included a review of employee benefits including key man life and disability coverage, retirement plans, and group medical insurance coverage. In 1997 and 1998, we paid consulting fees of $21,000 and $19,000, respectively, to McFarland, Grossman Insurance Services. In 1995 and 1997, we received management fees from McFarland, Grossman Insurance Services of approximately $68,000 and $19,700, respectively. McFarland, Grossman Insurance Services was dissolved in 1998.

    In June 1998, we sold 190,000 shares of Pentacon common stock to seven of our then employees at a purchase price equal to approximately $9.98 per share, including Messrs. McFarland and Grossman. Each purchaser issued a promissory note to us in consideration of the full purchase price of the Pentacon shares. The notes provided for payment of interest at an annual rate of 5.51%, payable on December 31, 1998 and

1999, with the principal and accrued interest due and payable on July 14, 2000. Each of these notes was secured by the shares in Pentacon. During 1999, two employees defaulted on their notes, and we exercised our right to foreclose on the collateral securing these notes. As of December 1999, three notes from three former employees were in default and in January 2000, we exercised our right to foreclose on the collateral securing the notes. As a result, we acquired 45,000 additional shares of Pentacon. Only the notes issued by Cary M. Grossman and Clifford E. McFarland currently remain outstanding. In March 1999, due to a precipitous decline in the value of the Pentacon common stock, the terms of the original sale to Messrs. McFarland and Grossman were modified to reduce the purchase price to $3.05 per share. At the time, we modified Messrs. Grossman and McFarland's notes, we also increased the interest rate to 8% per annum and extended the maturity date to December 31, 2001. The current principal balance on each of the promissory notes from Messrs. Grossman and McFarland is $213,500.

    In December 1998, Cary M. Grossman and Clifford E. McFarland, two of our principal stockholders and executive officers each loaned $90,000 to McFarland, Grossman. The notes originally bore interest at 10% per annum and were payable by January 31, 2000. These notes were modified in 1999 to be subordinated to the claims of general creditors and changed the interest rate to 13.5% with the principal and accrued interest due on April 30, 2002. We used the proceeds of the loans for working capital. Subject to NASD approval, when this offering closes, we will repay the outstanding principal amount of the notes plus accrued interest.

    On June 7, 1999, we redeemed the interest of certain former employees in our Class B non-voting common stock with a cash payment of $4,858, and the delivery of promissory notes in the principal amount of $14,520. The notes are payable in monthly principal installments over three years and bear interest at 8% per annum. We intend to repay these notes in full upon consummation of the offering.

    In August 1999, McFarland, Grossman sold its beneficial interest in a warrant to purchase 20,000 shares of common stock of Transcoastal Marine Services to Messrs. McFarland and Grossman for $14,000. Messrs. McFarland and Grossman each issued a $7,000 promissory note to McFarland, Grossman. The notes were due and payable in full with interest at the rate of 8% per annum on December 31, 1999, and were paid in full.


    In February 2000, we acquired 18.7% of Re-Exg's initial ownership. We have previously agreed to assign approximately 7.59% of Re-Exg's initial ownership to our employees, including Messrs. McFarland and Grossman; however, the exact allocation among employees has not been determined.


    Upon effectiveness of the offering, McFarland, Grossman will become our wholly owned subsidiary pursuant to a share exchange of 2 shares of our common stock for every 1 share of McFarland, Grossman common stock. Messrs. McFarland and Grossman are all the stockholders of McFarland, Grossman. As part of the share exchange, we will issue options to purchase two shares of MGi2 common stock in exchange for each outstanding option to purchase one share of McFarland, Grossman common stock. The exercise price for the newly issued options shall be 50% of the exercise price of the McFarland, Grossman options.

    We have entered into indemnification agreements with our directors, executive officers and advisory board members which indemnify them to the fullest extent permitted by law. See "Description of Capital Stock--Limitation on Director's Liabilities and Indemnification."

COMPANY POLICY


    We expect any future transactions with our directors, officers, employees or affiliates will be minimal and will be approved in advance by a majority of disinterested members of our board, and, if required under the Investment Company Act, by the SEC. See "Risk Factors--Risks Associated With Our Operations--Our transactions with affiliates may be limited."

                   CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

    The following table sets forth information with respect to beneficial ownership of our common stock, after giving effect to the issuance of shares of common stock in the offering, by

    - each person or group of persons known to us to be the beneficial owner of 5% or more of the outstanding common stock;

    - each director and nominee for director;

    - each executive officer; and

    - all officers and directors as a group.


    Certain facets of our compensation program, such as granting stock options and making stock grants to directors, advisory board members and employees, require exemptive relief from the SEC. If we do not obtain SEC approval of our compensation program, the beneficial ownership of the persons holding stock options and stock grants as reported in the following table will likely decrease. See "Risk Factors--Risks Associated With Our Company--Failure to obtain SEC exemptive relief of various policies could negatively affect our operations."


    Unless otherwise indicated, the address for each such person is c/o MGi2, 9821 Katy Freeway, Suite 500, Houston, TX 77024. All persons listed have sole voting and investment power with respect to their shares of common stock unless otherwise indicated.


                                                               BENEFICIAL AND RECORD
                                                                     OWNERSHIP
                                                                  AFTER OFFERING
                                                              -----------------------
                                                                SHARES     PERCENT(1)
                                                              ----------   ----------
Clifford E. McFarland(3)....................................    657,500       19.3%
Cary M. Grossman(2)(3)......................................    657,500       19.3%
Evans S. Attwell(3)(4)......................................     80,000        2.4%
David W. Chamblee(3)(5).....................................     90,000        2.6%
Robert M. Chiste(6).........................................     25,000          *
Glyn J. Meek(6).............................................     25,000          *
Robert G. Solomon(6)........................................     25,000          *
All executive officers and directors (7 persons)(3)(6)......  1,560,000       45.9%


------------------------

*   Less than 1%


1. Based on a total of 3,400,000 shares of MGi2 common stock issued and outstanding upon the consummation of this offering.



2. All of the stock attributed to Mr. Grossman is held by the Grossman Family Limited Partnership. Mr. Grossman disclaims beneficial ownership of the shares which are attributable to the interests in the Partnership held by Mr. Grossman's children and spouse.



3. The shares beneficially owned by Messrs. Attwell and Chamblee include 55,000 restricted stock shares to be granted to each individual upon consummation of this offering which vest 20% in year 1, 40% in year 2 and 100% in year 3. Upon any failure of the vesting, including a termination of employment, these shares would revert to Messrs. McFarland and Grossman.



4.  Includes 25,000 options exercisable within 60 days of the date hereof.



5.  Includes 35,000 options exercisable within 60 days of the date hereof.



6. Includes 25,000 shares of restricted stock to be granted upon consummation of this offering which vest equally over three years. Upon any failure of the vesting, including the cessation of service as a director, these shares would revert to Messrs. McFarland and Grossman.



    Current management of MGi2 owns 100% of the outstanding capital stock of MGi2, and will own, directly and indirectly, approximately 45.9% of the MGi2's common stock after the offering. Consequently, these stockholders may be in a position to effectively control our affairs, including the election of all our directors and the approval or prevention of certain corporate transactions which require majority stockholder approval. This concentration of ownership may have the effect of delaying or preventing a change in control of us.

                          INVESTMENT ADVISORY SERVICES

    We are internally managed by our officers under the supervision of our board of directors. We therefore have no investment advisory, administrative or similar agreements with any person or entity.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    Since we expect generally to acquire and dispose of our investments in portfolio companies in privately negotiated transactions, we expect to infrequently use brokers in the normal course of business.


    When we sell the securities we receive in exchange for portfolio companies, our management will arrange for the execution of such transactions and the allocation of brokerage services and commissions. In executing transactions in the securities we receive for portfolio companies, our management will seek to obtain the most favorable execution, that is, the best combination of net price and prompt reliable execution. In management's opinion it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of an often changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction, and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

    Certain of the securities which we receive in exchange for our portfolio companies may be traded in the over-the-counter markets, and we intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the Investment Company Act, persons affiliated with our company are prohibited from dealing with us as a principal in the purchase and sale of securities. Transactions in over-the-counter markets usually involve transactions with dealers acting as principal for their own account. We will not deal with affiliated persons as principal; however, affiliated persons of our company may serve as our broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act, except that if an affiliated person is a market maker in the securities of a company then the affiliated person will not serve as our broker in the purchase of such securities.

    Our management has no obligation to deal with any broker or group of brokers in the execution of transactions.

                           FEDERAL INCOME TAX MATTERS

    For Federal and state income tax purposes, we are taxed at regular corporate rates on ordinary income and recognized gains on distributions of appreciated property. We are not entitled to the special tax treatment available to regulated investment companies because, among other reasons, we do not distribute at least 90% of "investment company taxable income" as required by the Internal Revenue Code for such treatment. Distributions of cash or property by us to our stockholders, if any, will be taxable as dividends only to the extent that we have current or accumulated earnings and profits. Distributions in excess of current or accumulated earnings and profits will be treated first as a return of capital to the extent of the holder's tax basis and then as gain from the sale or exchange of property.

    Each investor is urged to consult with his tax advisor concerning the United States Federal, state and local, and foreign tax consequences of his investment in our company.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL


    Our authorized capital stock consists of 50,000,000 shares of common stock, par value $0.01 per share and 10,000,000 shares of preferred stock, par value $0.01 per share. Immediately prior to the closing of this offering, there will be 1,500,000 shares of common stock outstanding, which are held of record by seven stockholders and no shares of preferred stock outstanding. After the closing of the offering, 3,400,000 shares of common stock will be issued and outstanding, 840,000 shares of common stock will be reserved for issuance upon exercise of options and warrants and, immediately after this offering there will be no shares of preferred stock outstanding. The following summary of the terms and provisions of our capital stock is not complete and is qualified in its entirety by reference to our Certificate of Incorporation and Bylaws, which have been filed as exhibits to our registration statement, of which this prospectus is a part, and applicable law.


COMMON STOCK

    Holders of our common stock each have one vote for each share held on all matters to which they are entitled to vote, including the election of directors. Cumulative voting for the election of directors is not permitted. Any director, or the entire board, may be removed at any time, by 66 2/3% of the aggregate number of votes that may be cast by the holders of outstanding shares of common stock entitled to vote for the election of directors.


    Subject to the rights of any then outstanding shares of preferred stock, our common stockholders are entitled to receive ratably dividends, if any, as may be declared in the discretion of the board out of funds legally available for the payment of dividends. See "Dividend Policy." Our common stockholders are entitled to share ratably in our net assets upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any preferred stock then outstanding. Our common stockholders have no preemptive rights to purchase any shares of our common stock. Our common stock is not subject to any redemption provisions and is not convertible into any other securities of MGi2. All outstanding shares of our common stock are fully paid and non-assessable.


PREFERRED STOCK


    Our preferred stock may be issued from time to time by the board as shares of one or more classes or series. Subject to the provisions of our Certificate of Incorporation and limitations prescribed by the Investment Company Act and applicable law, the board may adopt resolutions to


    - issue the shares;


    - fix the number of shares;



    - change the number of shares constituting any series; and


    - provide for or change the rights or restrictions of each series, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series, in each case without any further action or vote by the stockholders.

We have no current plans to issue any shares of preferred stock of any class or series.


    One of the effects of undesignated preferred stock may be to enable our board to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock may adversely affect the rights of our common stockholders. For example, preferred stock may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock. In order for MGi2 to issue any shares of preferred stock it must, immediately after the issuance and sale, have an asset coverage of at least 200%.



WARRANTS





    Prior to this offering, we have sold to Capital West warrants covering an aggregate of up to 190,000 shares of common stock exercisable at a price of $9.60, subject to adjustment to be 120% of the initial offering price per share. Capital West has paid a purchase price of $5,000 for the warrants. Capital West may exercise these warrants as to all or any lesser number of the underlying shares of common stock commencing on the first anniversary of the date of this offering until the fifth anniversary of the date of this offering. The exercise price of these warrants and the number of shares of common stock for which these warrants are exercisable are subject to adjustment to protect the warrant holders against dilution in certain events. Capital West was employed by McFarland, Grossman prior to the offering to provide certain consulting services in advising McFarland, Grossman respecting the feasibility of forming an Internet focused investment banking firm and was paid $5,500 in connection with those advisory services.



OUTSTANDING SECURITIES



    The following chart indicates the Common Stock and Preferred Stock of MGi2 outstanding as of February 29, 2000:



                                                                 AMOUNT OUTSTANDING
                                               AMOUNT HELD BY    EXCLUSIVE OF AMOUNT
                                    AMOUNT         MGI2 OR          HELD BY MGI2
TITLE OF CLASS                    AUTHORIZED   FOR ITS ACCOUNT     FOR ITS ACCOUNT
--------------                    ----------   ---------------   -------------------
Common Stock....................  50,000,000        --                 1,500,000
Preferred Stock of MGi2.........  10,000,000        --                        --


STATUTORY BUSINESS COMBINATION PROVISION

    As a Delaware corporation we are subject to the provisions of Section 203 of the Delaware General Corporation Law. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or an associate of such person, who is an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless:

    - the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;

    - the interested stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested stockholder, excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans; or

    - on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder.

Under Section 203, an "interested stockholder" is defined as any person who owns 15% or more of the outstanding voting stock of the corporation or an affiliate or associate of the corporation and who was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

    A corporation may, at its option, exclude itself from the coverage of
Section 203 by including in its certificate of incorporation or by-laws by action of its stockholders to exempt itself from coverage. We have not adopted such an amendment to our Certificate of Incorporation or Bylaws.

LIMITATION ON DIRECTORS' LIABILITIES AND INDEMNIFICATION

    Pursuant to our Certificate of Incorporation and under Delaware law, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit. We have entered into indemnification agreements with our directors, advisory board members and executive officers which indemnify such persons to the fullest extent permitted by our Certificate of Incorporation, our Bylaws and the Delaware General Corporation Law. Notwithstanding the foregoing, for as long as the Company is regulated as a business development company under the Investment Company Act, the foregoing indemnification rights shall not include indemnification for actions or matters for which directors cannot be indemnified under the provisions of the Investment Company Act.

CERTIFICATE OF INCORPORATION AND BYLAW PROVISIONS

    Our Certificate of Incorporation and Bylaws include provisions that may have the effect of discouraging, delaying or preventing a change in control of MGi2 or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.


    SUPERMAJORITY VOTING. Except as required under the Investment Company Act, our Certificate of Incorporation requires the approval of the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote thereon, among other things, certain amendments to the Certificate of Incorporation. The board may amend any bylaws without the assent or vote of the stockholders, but any bylaws made by the board may be amended upon the affirmative vote of at least 66 2/3% of the stock entitled to vote thereon.



    AUTHORIZED BUT UNISSUED OR UNDESIGNATED CAPITAL STOCK. Our authorized capital stock will consist of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. After the offering, MGi2 will have outstanding 3,400,000 shares of common stock (assuming the underwriters' over-allotment options are not exercised). The authorized but unissued (and in the case of preferred stock, undesignated) stock may be issued by our board in one or more transactions. In this regard, our Certificate of Incorporation grants the board broad power to establish the rights and preferences of authorized and unissued preferred stock. The issuance of shares of preferred stock pursuant to the board's authority described above could decrease the amount of earnings and assets available for distribution to holders of common stock and adversely affect the rights of such holders and may also have the effect of delaying, deferring or preventing a change in control of MGi2. The board does not currently intend to seek stockholder approval prior to any issuance of preferred stock, unless otherwise required by law.


    SPECIAL MEETING OF STOCKHOLDERS. Our Certificate of Incorporation and Bylaws provide that special meetings of stockholders of MGi2 may only be called by the Chairman of the board of directors upon the written request of the board pursuant to a resolution approved by a majority of the whole board.

    STOCKHOLDER ACTION BY WRITTEN CONSENT. Our Certificate of Incorporation and Bylaws generally provide that any action required or permitted by the stockholders of MGi2 must be effected at a duly called annual or special meeting of the stockholders and may not be effected by any written consent of the stockholders.

    NOTICE PROCEDURES. Our Bylaws establish advance notice procedures with regard to, among other things, stockholder proposals relating to the nomination of candidates for election as director, the removal of directors and amendments to the Certificate of Incorporation or Bylaws to be brought before annual meetings of our stockholders. These procedures provide that notice of such stockholder proposals must be timely given in writing to our secretary prior to the annual meeting. Generally, to be timely, notice must be received at our principal executive offices not less than 80 days prior to an annual meeting (or if fewer than 90 days' notice or prior public disclosure of the date of the annual meeting is given or made by us, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed or such public disclosure was made). The notice must contain certain information specified in the Bylaws, including a brief description of the business desired to be brought before the annual meeting and certain information concerning the stockholder submitting the proposal.

                        SHARES ELIGIBLE FOR FUTURE SALE


    The market price of our common stock could be adversely affected by the sale of substantial amounts of common stock in the public market. Upon consummation of the offering there will be 3,400,000 shares of common stock issued and outstanding, assuming the underwriters' over-allotment option is not exercised. All of the 1,900,000 shares sold in the offering, except shares acquired by our affiliates, will be freely tradable.


    None of the 1,500,000 shares of common stock outstanding at the time of the offering were issued in a transaction registered under the Securities Act, and, accordingly, such shares may not be sold except in transactions registered under the Securities Act or an exemption from registration, including the exemption contained in Rule 144 under the Securities Act.

    In general, under Rule 144 as currently in effect, a person, or persons whose shares are aggregated, who has beneficially owned his or her shares for at least one year, or a person who may be deemed an "affiliate" of MGi2 who has beneficially owned shares for at least one year, would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the common stock or the average weekly trading volume of the common stock during the four calendar weeks preceding the date on which notice of the proposed sale is sent to the SEC. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about MGi2. A person who is not deemed to have been an affiliate of MGi2 at any time for 90 days preceding a sale and who has beneficially owned his shares for at least two years would be entitled to sell such shares under Rule 144 without regard to the volume limitations, manner of sale provisions, notice requirements or the availability of current public information about MGi2.

    We have authorized the issuance of up to 650,000 shares of our common stock in accordance with the terms of the 2000 Stock Plan. We anticipate that upon closing of this offering we will grant under the 2000 Stock Plan:

    - options to purchase an aggregate of 181,500 shares of common stock to certain of our employees;

    - options to purchase an aggregate of 75,000 shares of common stock to three non-employee directors; and

    - options to purchase an aggregate of 70,000 shares of common stock to seven advisory board members.

Of the 181,500 options granted to our employees, as part of the share exchange we will issue 161,500 options in exchange for outstanding options of McFarland, Grossman. See "Management--2000 Stock Plan."

    We intend to file a registration statement on Form S-8 under the Securities Act registering the issuance of shares upon exercise of options granted under the 2000 Stock Plan. As a result, these shares will be eligible for resale in the public market.


    We have agreed not to sell or offer any shares of common stock or options, rights or warrants to acquire any common stock for a period of 180 days after the consummation of the offering without the prior written consent of the managing underwriter, except for shares issued pursuant to the exercise of options granted under the 2000 Stock Plan, the over-allotment option granted to the underwriters and the warrants granted to the managing underwriter. Further, certain of our executive officers and employee directors who beneficially own approximately 1,560,000 shares in the aggregate have agreed not to directly or indirectly sell or offer for sale or otherwise dispose of any common stock for a period of two years after the date of this prospectus without the prior written consent of the managing underwriter. After one year, our executive officers and employee directors may sell or dispose of up to 20% of the shares of common stock owned by such person. Each of our outside directors and advisory board members have agreed not to directly or indirectly sell or offer for sale or otherwise dispose of any common stock for a period of one year after the date of this prospectus without the prior written consent of the managing underwriter.



    Prior to this offering, there has been no established trading market for the common stock, and no predictions can be made as to the effect that sales of common stock under Rule 144, pursuant to a registration statement, or otherwise, or the availability of shares of common stock for sale, will have on the market price prevailing from time to time. Sales of substantial amounts of common stock in the public market, or the perception that such sales could occur, could depress the prevailing market price. Those sales may also make it more difficult for us to issue or sell equity securities or equity-related securities in the future at a time and price that it deems appropriate. See "Risk Factors--Risks Associated With This Offering--Shares eligible for future sale may affect the price of common stock."

                                  UNDERWRITING

    Subject to the terms and conditions set forth in an underwriting agreement among us and the underwriters, each of the underwriters named below, for whom Capital West Securities, Inc. is acting as a representative, has severally agreed to purchase from us the number of shares of common stock set forth opposite its name below:


                                                                      NUMBER OF
UNDERWRITER                            PRINCIPAL BUSINESS ADDRESS      SHARES
-----------                          ------------------------------   ---------
Capital West Securities, Inc.......  211 North Robinson
                                     Suite 200
                                     Oklahoma City, OK 73102

I-Bankers Securities, Inc..........  122 W. Carpenter Freeway
                                     Suite 465
                                     Irving, TX 75039

APS Financial Corporation..........  1301 Capital of Texas Highway
                                     Suite B-220
                                     Austin, TX 78746
                                                                      ---------
    Total..........................                                   1,900,000
                                                                      =========


    The underwriting agreement provides that the obligations of the underwriters are subject to certain conditions. The nature of the underwriters' obligations is that they are committed to purchase and pay for all of the above shares of common stock if any are purchased.

PUBLIC OFFERING PRICE AND DEALERS CONCESSION

    The underwriters propose initially to offer the shares of common stock offered by this prospectus to the public at the public offering price per share set forth on the cover page of this prospectus and to certain dealers, who are
members of the NASD, at that price less a concession not in excess of $    per
share. The underwriters may allow, and these dealers may reallow, a discount not
in excess of $    per share on sales to certain other NASD member dealers. After commencement of this offering, the offering price, discount price and reallowance may be changed by the underwriters. No such change will alter the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

OVER-ALLOTMENT OPTION


    We have granted the underwriters an option, which may be exercised within 45 days after the date of this prospectus, to purchase up to 285,000 additional shares of common stock to cover over-allotments, if any, at the initial public offering price, less the underwriting discount set forth on the cover page of this prospectus. If the underwriters exercise their over-allotment option to purchase any of these additional 285,000 shares of common stock, these additional shares will be sold by the underwriters on the same terms as those on which the shares offered by this prospectus are being sold. We will be obligated, pursuant to the over-allotment option, to sell shares to the underwriters if the underwriters exercise their over-allotment option. The underwriters may exercise their over-allotment option only to cover over-allotments made in connection with the sale of the shares of common stock offered by this prospectus. To the extent that the underwriters exercise this option, each underwriter will have an obligation, subject to certain conditions, to purchase a number of shares of common stock proportionate to each underwriter's obligation set forth in the foregoing table.

NON-ACCOUNTABLE EXPENSE ALLOWANCE


    We have agreed to pay the managing underwriter, Capital West, a non-accountable expense allowance of 3% of the gross proceeds derived from the sale of the shares of common stock underwritten (including the sale of any shares of common stock that the underwriters' may sell to cover over-allotments, if any, pursuant to the over-allotment option), $50,000 of which has been paid as of the date of this prospectus. We have also agreed to pay all expenses in connection with qualifying the common stock offered hereby for sale under the laws of such states as we and the underwriters may designate and registering the offering with the NASD, including filing fees and expenses of counsel retained for these purposes.


    The following table summarizes the compensation and estimated expenses we will pay.

                                                     PER SHARE                           TOTAL
                                          -------------------------------   -------------------------------
                                             WITHOUT            WITH           WITHOUT            WITH
                                          OVER-ALLOTMENT   OVER-ALLOTMENT   OVER-ALLOTMENT   OVER-ALLOTMENT
                                          --------------   --------------   --------------   --------------
Underwriting discounts and commissions
  paid by us............................      $               $                 $               $
Expenses payable by us..................      $               $                 $               $

INDEMNIFICATION OF UNDERWRITERS

    We have agreed to indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in connection with these liabilities.

UNDERWRITERS' WARRANTS


    In connection with the formation of MGi2, we sold to Capital West warrants covering an aggregate of up to 190,000 shares of common stock exercisable at a price of $9.60, subject to adjustment to be 120% of the initial public offering price per share. Capital West paid a purchase price of $5,000 for the warrants. Capital West may exercise these warrants as to all or any lesser number of the underlying shares of common stock commencing on the first anniversary of the date of this offering until the fifth anniversary of the date of this offering. The exercise price of these warrants and the number of shares of common stock for which these warrants are exercisable are subject to adjustment to protect the warrant holders against dilution in certain events. Capital West may assign these warrants to the other underwriters and certain affiliates.


LOCK-UP AGREEMENTS


    In connection with this offering, each of our directors, officers, certain major stockholders and affiliates have entered into lock-up agreements with the managing underwriter. Under the terms of the lock-up agreements, our executive officers, employee directors and certain major stockholders (Cary M. Grossman, the Grossman Family Limited Partnership and Clifford E. McFarland) have agreed not (without the approval of the managing underwriter) to sell, transfer or otherwise dispose of any shares of our common stock owned by them or issuable to them pursuant to options, warrants or otherwise for a period of 36 months from the date of this prospectus, except that after 12 months from the date of this prospectus each of these parties, may sell or otherwise dispose of up to 10% of our shares of common stock owned by such party; provided, however, if after such 12-month period, the market price per share of our common stock is at least two times the initial public offering price per share of our common stock for a period of 20 consecutive trading days, then such party may dispose of any or all shares of common stock owned by such party subject to applicable securities laws. Under the lock-up agreements with our non-employee directors and advisory board members, our non-employee directors and advisory board members have agreed not (without the approval of the managing underwriter) to sell, transfer or otherwise dispose of any shares of our common stock owned by them or issuable to them pursuant to the exercise of any options or warrants for a period of 12 months from the date of this prospectus. We have also agreed that, without the prior consent of Capital West, we will not issue or otherwise offer or sell any shares of common stock or any options or warrants to purchase common stock for a period of 180 days following the consummation of the offering, other than pursuant to the 2000 Option Plan, the over-allotment option or the warrants issued to the underwriters.



CONSULTING SERVICES



    Capital West was employed by McFarland, Grossman prior to the offering to provide certain consulting services to McFarland, Grossman regarding the feasibility of forming an Internet focused investment banking firm, and was paid $5,500 in connection with such services.



COORDINATION



    The underwriters have entered into an agreement that provides for the coordination of their activities. Pursuant to the agreement, the underwriters are permitted to sell shares of common stock to each other for purposes of resale at the public offering price, less an amount not greater than the selling concession.



    No action has been or will be taken in any jurisdiction (except the United States) that would permit a public offering of the shares of our common stock, or the possession, circulation or distribution of this prospectus or any other material relating to us or shares of our common stock in any jurisdiction where action for that purpose is required. Accordingly, the shares of our common stock may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or any advertisement in connection with the shares of our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.


STABILIZATION AND OTHER TRANSACTIONS


    In connection with this offering, Capital West, as managing underwriter may engage in transactions that stabilize, maintain or otherwise affect the market price of the common stock. These transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M under the Exchange Act, pursuant to which Capital West may bid for, or purchase, common stock for the purpose of stabilizing the market price. Capital West also may create a short position by selling more common stock in connection with this offering than it is committed to purchase from us, and in such case may purchase common stock in the open market following completion of this offering to cover all or a portion of such short position. In addition, Capital West may impose "penalty bids" whereby it may reclaim from a dealer participating in this offering, the selling concession with respect to the common stock that it distributed in this offering, but which was subsequently purchased for the accounts of the underwriters in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the common stock at a level above that which might otherwise prevail in the open market. None of the transactions described in the paragraph is required, and, if they are undertaken, they may be discontinued at any time.


DISCRETIONARY ACCOUNTS

    The underwriters have informed us that they do not intend to confirm sales to any account over which they exercise discretionary authority.

DETERMINATION OF OFFERING PRICE

    Prior to this offering, there has been no market for our common stock. Accordingly, the initial public offering price for the common stock was determined by negotiation between us and the underwriters. Among the factors considered in determining the initial public offering price were our results of operations, our current financial condition, our future prospects, the state of the markets for our services, the experience of our management, the economics of the e-commerce industry in general, the general condition of the equity securities market and the demand for similar securities of companies considered comparable to us.

                                 LEGAL MATTERS

    Certain legal matters in connection with the common stock being offered hereby and the validity of the shares of common stock being offered hereby will be passed upon for MGi2 by Andrews & Kurth L.L.P., Houston, Texas. Certain legal matters in connection with the offering will be passed upon for the Underwriters by Conner & Winters, a Professional Corporation, Oklahoma City, Oklahoma.

                                    EXPERTS

    The financial statements included in this prospectus and elsewhere in the registration statement, to the extent and for the periods indicated in their reports, have been audited by Arthur Andersen LLP and Weinstein Spira & Company, P.C. independent public accountants, and are included herein in reliance upon the authority of said firms as experts in giving said reports.

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR


    Frost National Bank, 100 West Houston Street, San Antonio 78296 will act as custodian of our portfolio securities in compliance with applicable regulations under the Investment Company Act. Harris Trust & Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606, will act as our transfer agent and registrar.


                       CHANGE IN INDEPENDENT ACCOUNTANTS

    Effective January 4, 2000, Arthur Andersen LLP was engaged as our independent auditors and replaced Weinstein Spira & Company, P.C. who were dismissed as our independent accountants on the same date. The decision to change auditors was approved by our board of directors on December 29, 1999. Prior to their termination, our former auditors issued a report dated
January 22, 1999 on the periods ended December 31, 1997 and December 31, 1998. The report of our former auditors did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to any uncertainty, audit scope or accounting principle. In connection with the audit for the period from 1997 through 1998, there were no disagreements with our former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of our former auditors, would have caused them to refer to such disagreement in their report on the financial statements for such period. Prior to January 4, 2000, we had not consulted with Arthur Andersen LLP on items that involved our accounting principles or the form of audit opinion to be issued on our financial statements. We have requested that our former auditors furnish us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of this letter, dated January 11, 2000, is filed as Exhibit n(3) to the registration statement of which this prospectus is a part.

After the exchange transaction discussed in Note 1 to MGi2, Inc.'s consolidated financial statements is effected, we expect to be in a position to render the following audit report.

/s/ Arthur Andersen LLP

Houston, Texas
January 14, 2000

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To MGi2, Inc.:

    We have audited the accompanying consolidated statement of financial condition of MGi2, Inc., as of December 31, 1999, and the related statements of income (loss), stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MGi2, Inc., as of December 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Houston, Texas
January 14, 2000 (except with
respect to the matters discussed in
Notes 1 and 15, as to which the date is
        , 2000).

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
McFarland, Grossman & Company, Inc.

    We have audited the accompanying Statements of Financial Condition of McFarland, Grossman & Company, Inc. as of December 31, 1998, and the related Statements of Income, Shareholders' Equity and Cash Flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McFarland, Grossman & Company, Inc. as of December 31, 1998, and the results of its operations and cash flows for the two years then ended, in conformity with generally accepted accounting principles.

WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
January 22, 1999

                                   MGI2, INC.

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                  DECEMBER 31
                                                              -------------------
                                                                1998       1999
                                                              --------   --------
                                     ASSETS

CASH AND CASH EQUIVALENTS...................................   $  377     $  215
ACCOUNTS RECEIVABLE.........................................        5         51
MARKETABLE SECURITIES HELD AS COLLATERAL FOR NOTES
  RECEIVABLE FROM RELATED PARTIES...........................      615        568
SECURITIES OWNED:
  Marketable................................................      217         82
  Not readily marketable....................................       31         --
PROPERTY AND EQUIPMENT, net.................................       74         69
FEDERAL INCOME TAX RECEIVABLE...............................       47        112
OTHER ASSETS................................................        9         60
                                                               ------     ------
                Total assets................................   $1,375     $1,157
                                                               ======     ======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Accounts payable and accrued expenses.....................   $   36     $  134
  Notes payable to related parties..........................      180        192
  Deferred federal income tax...............................      241        210
                                                               ------     ------
                Total liabilities...........................      457        536
                                                               ------     ------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Common stock, .01 par value, 50,000,000 shares authorized,
    1,500,000 shares issued and outstanding.................       15         15
  Additional paid-in capital................................       88         88
  Retained earnings.........................................      815        518
                                                               ------     ------
                Total stockholders' equity..................      918        621
                                                               ======     ======
                Total liabilities and stockholders'
                  equity....................................   $1,375     $1,157
                                                               ======     ======

  The accompanying notes are an integral part of these consolidated financial statements.

                                   MGI2, INC.

                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31
                                                           ------------------------------------
                                                              1997         1998         1999
                                                           ----------   ----------   ----------
REVENUES:
  Investment banking fees................................  $    1,814   $    2,824   $    1,083
  Dividends and interest.................................           6           88           54
  Net gain (loss) on securities..........................         497           70           (4)
  Other income...........................................         149           67            7
                                                           ----------   ----------   ----------
                Total revenues...........................       2,466        3,049        1,140
COMPENSATION AND BENEFITS................................       1,251        2,328        1,192
OTHER OPERATING EXPENSES.................................         399          497          387
                                                           ----------   ----------   ----------
INCOME (LOSS) BEFORE TAXES...............................         816          224         (439)
FEDERAL INCOME TAX PROVISION (BENEFIT):
  Current................................................         124           48         (111)
  Deferred...............................................         170           39          (31)
                                                           ----------   ----------   ----------
                                                                  294           87         (142)
                                                           ----------   ----------   ----------
NET INCOME (LOSS)........................................         522          137         (297)
PREFERRED STOCK DIVIDENDS................................           6            3           --
                                                           ----------   ----------   ----------
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS....  $      516   $      134   $     (297)
                                                           ==========   ==========   ==========
INCOME (LOSS) PER SHARE:
  Basic..................................................  $      .34   $      .09   $     (.20)
                                                           ----------   ----------   ----------
  Diluted................................................  $      .30   $      .08   $     (.20)
                                                           ==========   ==========   ==========
SHARES USED IN COMPUTING BASIC INCOME (LOSS) PER SHARE...   1,500,000    1,500,000    1,500,000
                                                           ==========   ==========   ==========
SHARES USED IN COMPUTING DILUTED INCOME (LOSS) PER
  SHARE..................................................   1,743,613    1,754,242    1,500,000
                                                           ==========   ==========   ==========


  The accompanying notes are an integral part of these consolidated financial statements.

                                   MGI2, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                 CLASS B    SERIES A    SERIES B    ADDITIONAL                  TOTAL
                                       COMMON     COMMON    PREFERRED   PREFERRED    PAID-IN     RETAINED   STOCKHOLDERS'
                                       STOCK      STOCK       STOCK       STOCK      CAPITAL     EARNINGS      EQUITY
                                      --------   --------   ---------   ---------   ----------   --------   -------------
BALANCE, December 31, 1996..........    $15        $ --       $ 35        $ --         $88        $ 185         $ 323
  Net income........................     --          --         --          --          --          522           522
  Issuance of 97,500 shares of
    preferred stock for cash........     --          --         --          97          --          (15)           82
  Accretion of preferred stock......     --          --          5          --          --           (5)           --
  Dividends paid on preferred
    stock...........................     --          --         --          --          --           (6)           (6)
  Redemption of 10,000 shares of
    preferred stock.................     --          --        (40)         --          --           --           (40)
                                        ---        ----       ----        ----         ---        -----         -----

BALANCE, December 31, 1997..........     15          --         --          97          88          681           881
  Net income........................     --          --         --          --          --          137           137
  Dividends paid on preferred
    stock...........................     --          --         --          --          --           (3)           (3)
  Redemption of 97,500 shares of
    preferred stock.................     --          --         --         (97)         --           --           (97)
                                        ---        ----       ----        ----         ---        -----         -----

BALANCE, December 31, 1998..........     15          --         --          --          88          815           918
  Net loss..........................     --          --         --          --          --         (297)         (297)
  Exercise of employee stock
    options.........................     --          19         --          --          --           --            19
  Repurchase of common stock and
    retirement......................     --         (19)        --          --          --           --           (19)
                                        ---        ----       ----        ----         ---        -----         -----

BALANCE, December 31, 1999..........    $15        $ --       $ --        $ --         $88        $ 518         $ 621
                                        ===        ====       ====        ====         ===        =====         =====

  The accompanying notes are an integral part of these consolidated financial statements.

                                   MGI2, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31
                                                              ------------------------------
                                                                1997       1998       1999
                                                              --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss).........................................   $ 522      $  137     $(297)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities-
      Depreciation and amortization.........................      24          32        37
      Bad debt expense......................................       1           6         9
      Deferred income tax provision (benefit)...............     170          39       (31)
      Changes in assets and liabilities-
        Accounts receivable.................................     (12)         39       (55)
        Marketable securities held as collateral for notes
          receivable from related parties...................      --        (124)       47
        Securities owned....................................    (601)         47       166
        Federal income tax receivable.......................       2         (47)      (65)
        Other assets........................................      (1)          5       (51)
        Accounts payable and accrued expenses...............       1           4        98
        Federal income tax payable..........................     120        (120)       --
        Notes for the repurchase of employee stock..........      --          --        12
                                                               -----      ------     -----
          Net cash provided by (used in) operating
            activities......................................     226          18      (130)
                                                               -----      ------     -----
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment........................     (33)        (52)      (32)
                                                               -----      ------     -----
          Net cash used in investing activities.............     (33)        (52)      (32)
                                                               -----      ------     -----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from (repayments on) notes payable to related
    parties.................................................      (3)        179        --
  Proceeds from sale of preferred stock, net of issuance
    costs...................................................      82          --        --
  Redemption of preferred stock.............................     (40)        (97)       --
  Dividends paid............................................      (6)         (3)       --
                                                               -----      ------     -----
          Net cash provided by financing activities.........      33          79        --
                                                               -----      ------     -----
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........     226          45      (162)
CASH AND CASH EQUIVALENTS, beginning of year................     106         332       377
                                                               -----      ------     -----
CASH AND CASH EQUIVALENTS, end of year......................   $ 332      $  377     $ 215
                                                               =====      ======     =====
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest....................   $   1      $    1     $   5
  Cash paid during the year for taxes, net of refunds.......       2         215        --
NONCASH FINANCING ACTIVITY:
  Accretion of preferred stock preference value.............       5          --        --

  The accompanying notes are an integral part of these consolidated financial statements

                                   MGI2, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.  DESCRIPTION OF BUSINESS AND ACCOUNTING POLICIES:

DESCRIPTION OF BUSINESS

    MGi2, Inc. (the Company), is an investment banking firm specializing in strategic financial and business advisory services, merchant banking services and incubation services. The Company was formed in February 2000 as a Delaware company, owned by the same individuals that own McFarland, Grossman & Company, Inc. (McFarland, Grossman). Concurrent with the effective date of this registration statement, MGi2, Inc., exchanged two shares of its common stock for every one share of the outstanding common stock of McFarland, Grossman, with the effect that McFarland, Grossman became a wholly owned subsidiary of MGi2, Inc.

    The accompanying consolidated financial statements reflect the exchange of shares between the Company and McFarland, Grossman as of December 31, 1999, and stockholders' equity and per share amounts are restated for all periods presented. The financial statements present the historical financial position and operations of McFarland, Grossman. References to the Company refer to McFarland, Grossman, individually, and MGi2, Inc., as the consolidated entity. The Company has elected to be a business development company under the Investment Company Act of 1940, as amended.

    McFarland, Grossman, a Texas C Corporation, is a private investment banking firm and fully disclosed securities broker-dealer. McFarland, Grossman is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. McFarland, Grossman was registered with the Securities and Exchange Commission as an investment advisor until 1998, when McFarland, Grossman discontinued its retail investment advisory business and withdrew its registration.

    The success of the Company involves a high degree of risk. Those risks include, but are not limited to, dependence on key personnel and a new operating strategy for the Company that is focused on working with information technology, Internet and eCommerce companies, many of which will have limited operating histories and all of which face intense competition. Success of the Company also depends on the Company achieving profitable operations, raising adequate capital, operating within regulatory constraints and effectively competing with other investment banking firms that have greater resources and access to capital than the Company. For a more complete description of the Company's risks, see "Risk Factors" included elsewhere in this prospectus.

STATEMENT PRESENTATION

    The unclassified consolidated statements of financial condition are presented in accordance with industry standards.

REVENUE RECOGNITION

    Revenues for investment banking services are recognized when all of the following have occurred: a contract has been entered into with a client, services have been rendered, the fee amount has been determined and collectibility is reasonably assured. Fees received in the form of equity securities are recorded at the fair market value of the securities received. Earnings are charged with a provision for doubtful accounts based on collection experience and current review of collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

CASH AND CASH EQUIVALENTS

    The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

SECURITIES OWNED

    Marketable securities, consisting of equity securities, are stated at market value. Not readily marketable securities are valued by management based upon valuation models commonly used in the venture capital industry, which include various factors such as multiples of revenues, earnings and cash flow. Due to the inherent uncertainty of the valuation process, estimated values at the end of an accounting period may differ significantly from the values that would have been realized in a sale at that date had a ready market for the securities existed, and the differences may be material. The increase or decrease in net unrealized appreciation or depreciation is charged to operations as part of net gain (loss) on securities.

PROPERTY AND EQUIPMENT

    The Company records its property and equipment at cost, less accumulated depreciation and amortization. Depreciation is computed on accelerated methods over estimated useful lives of five to seven years or, in the case of leasehold improvements, amortized over the remaining term of the lease. Maintenance and repairs that do not improve or extend the life of assets are expensed as incurred.

INCOME TAXES

    The Company accounts for income taxes using the liability method in which deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. The provision for income taxes is the income tax payable for the year and the change during the year in deferred tax assets and liabilities.

FINANCIAL INSTRUMENTS

    The Company's financial instruments consist of cash, accounts receivable, marketable securities held as collateral for notes receivable from related parties, securities owned, accounts payable and notes payable. The Company believes that the carrying value of these instruments on the accompanying consolidated statements of financial condition approximates their fair value.

CONCENTRATION OF CREDIT RISK

    Financial instruments which potentially subject the Company to a concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company maintains cash balances at financial institutions which may at times be in excess of federally insured levels. The Company has not incurred losses related to these balances to date. In addition, the Company maintains an allowance account on its accounts receivable that has been adequate to cover losses incurred.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are involved in determining the fair value of equity securities received for fees and the carrying value of not readily marketable securities owned.

NEW PRONOUNCEMENTS

    The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective for fiscal years beginning after June 15, 2000. Management of the Company does not anticipate that this statement will have any significant impact on the Company's results of operations or financial condition because the Company records its investments, including derivative investments, at fair market value with changes in fair values included in earnings.

2.  MARKETABLE SECURITIES HELD AS COLLATERAL FOR NOTES RECEIVABLE FROM RELATED
  PARTIES:

    In June 1998, the Company sold 190,000 shares of its investment in Pentacon, Inc., common stock to seven of its then stockholders and employees at a purchase price equal to approximately $9.98 per share. Each purchaser issued a promissory note to the Company in consideration of the full purchase price of the shares. The notes provided for payment of interest at an annual rate of 5.51 percent, payable on December 31, 1998 and 1999, with the principal balance and accrued interest due and payable on July 14, 2000. Each of these notes was secured by the common shares of Pentacon, Inc. In March 1999, due to a precipitous decline in the value of the Pentacon, Inc., common stock, the terms of the original sale of the common stock to three of the employees were modified by reducing the purchase price to $3.05 per share, increasing the interest rate on the note to 8 percent per annum and extending the maturity date of the note to December 31, 2001. During 1999, two employees defaulted on their notes, and the Company exercised its right to foreclose on the collateral securing the notes. At December 31, 1999, notes from three former employees were in default and, subsequently, the Company exercised its right to foreclose on the collateral securing these notes. The current principal balance on each of the two remaining modified promissory notes is $213,500.

    The following details notes receivable from the Company's stockholders and employees as of December 31, 1998 and 1999 (in thousands):

                                                                1998       1999
                                                              --------   --------
Contractual balance of promissory notes from stockholders
  and employees, secured by equity securities...............  $ 1,869     $ 876
  Less--Valuation allowance to reduce value of notes
    receivable to fair market value of securities pledged as
    collateral..............................................   (1,254)     (308)
                                                              -------     -----
                                                              $   615     $ 568
                                                              =======     =====

    For accounting purposes, this sale has not been recognized and the shares of the Pentacon, Inc., common stock are carried at the lesser of fair market value or the contractual note balance in the accompanying consolidated statements of financial condition. Changes in the fair value of the shares are reflected in earnings as net gain (loss) on securities.

3. PROPERTY AND EQUIPMENT:

    Property and equipment as of December 31, 1998 and 1999, consist of the following (in thousands):

                                                      ESTIMATED
                                                     USEFUL LIVES     1998       1999
                                                     ------------   --------   --------
Computers and software.............................     5 years       $ 80      $ 110
Furniture and fixtures.............................   5-7 years         89         91
Leasehold improvements.............................     2 years          3          3
                                                                      ----      -----
    Total..........................................                    172        204

Less- Accumulated depreciation.....................                    (98)      (135)
                                                                      ----      -----
    Property and equipment, net....................                   $ 74      $  69
                                                                      ====      =====

4. ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

    Accounts payable and accrued expenses consists of the following at December 31, 1998 and 1999 (in thousands):

                                                                1998       1999
                                                              --------   --------
Accounts payable, trade.....................................    $17        $ 16
Accrued bonus...............................................     --          40
Accrued professional fees...................................     10          60
Other accrued expenses......................................      9          18
                                                                ---        ----
    Total...................................................    $36        $134
                                                                ===        ====

5. NOTES PAYABLE TO RELATED PARTIES:

    Notes payable to related parties as of December 31, 1998 and 1999, consists of the following (in thousands):

                                                                1998       1999
                                                              --------   --------
Subordinated notes payable to stockholders, interest of
  13.5%, principal and interest due in April 2002...........    $180       $180
Notes payable to former employees, interest of 8.0%, monthly installments of principal and interest, with final payment
  due in June 2002..........................................      --         12
                                                                ----       ----
    Total...................................................    $180       $192
                                                                ====       ====

    The original notes payable to stockholders were modified effective March 8, 1999, to be subordinated agreements, whereby the principal amounts remained the same, the interest rate increased from 10 percent to 13.5 percent and the maturity date changed from January 31, 2000, to April 30, 2002. These notes are subordinated to the claims of the general creditors of the Company.

    The subordinated notes are available in computing net capital under the SEC's uniform net capital rule. To the extent that such borrowings are required for the Company's continued compliance with minimum net capital requirements, they may not be repaid.

    The aggregate maturities of notes payable to related parties as of December 31, 1999, are as follows (in thousands):

2000...........................................  $  5
2001...........................................     5
2002...........................................   182
                                                 ----
                                                 $192
                                                 ====

6. INCOME TAXES:

    The provision (benefit) for income taxes differs from an amount computed at the statutory rate as follows for the years ended December 31, 1997, 1998 and 1999 (in thousands):

                                                             1997       1998       1999
                                                           --------   --------   --------
Federal income tax provision (benefit) at statutory
  rates..................................................    $278       $76       $(149)
Nondeductible items......................................       3         3           3
Other....................................................      13         8           4
                                                             ----       ---       -----
                                                             $294       $87       $(142)
                                                             ====       ===       =====

    The significant items giving rise to the deferred tax assets and liabilities are as follows as of December 31, 1998 and 1999 (in thousands):

                                                                1998       1999
                                                              --------   --------
Deferred tax assets--
  Accrued expenses..........................................    $ --       $  6
  Allowance for doubtful accounts receivable................       1          3
                                                                ----       ----
        Total deferred tax assets...........................       1          9
                                                                ----       ----
Deferred tax liabilities--
  Bases differences in property and equipment...............       8         17
  Unrealized gains and losses...............................     234        202
                                                                ----       ----
        Total deferred tax liabilities......................     242        219
                                                                ----       ----
        Net deferred tax liability..........................    $241       $210
                                                                ====       ====

7.  EARNINGS PER SHARE

    The following reconciles the income and shares used in the basic and diluted earnings per share calculations (in thousands, except share and per share data):


                                              1997         1998         1999
                                           ----------   ----------   ----------
              BASIC EARNINGS PER SHARE
Net income (loss)........................  $      522   $      137   $     (297)
  Less--Preferred stock dividends........          (6)          (3)          --
                                           ----------   ----------   ----------
Net income (loss) attributable to common
  stockholders                             $      516   $      134   $     (297)
                                           ==========   ==========   ==========
Weighted average number of shares
  outstanding............................   1,500,000    1,500,000    1,500,000
                                           ==========   ==========   ==========
Net earnings (loss) per basic share......  $      .34   $      .09   $     (.20)
                                           ==========   ==========   ==========
             DILUTED EARNINGS PER SHARE
Net income (loss)........................  $      522   $      137   $     (297)
  Less--Preferred stock dividends........          (6)          (3)          --
                                           ----------   ----------   ----------
Net earnings (loss) attributable to
  common stockholders....................  $      516   $      134   $     (297)
                                           ==========   ==========   ==========
Weighted average number of shares
  outstanding............................   1,500,000    1,500,000    1,500,000
Dilutive effect, stock options...........     243,613      254,242           --
                                           ==========   ==========   ==========
                                            1,743,613    1,754,242    1,500,000
                                           ==========   ==========   ==========
Net income (loss) per diluted share......  $      .30   $      .08   $     (.20)
                                           ==========   ==========   ==========



    There were 161,500 options excluded from the computation of diluted earnings per share in 1999 as their inclusion would have had an antidilutive effect on the computation.


8.  SIGNIFICANT CLIENTS

    During the year ended December 31, 1997, two clients accounted for approximately 20 and 66 percent, respectively of total investment banking fees earned by the Company. During the year ended December 31, 1998, three clients accounted for approximately 33, 47 and 11 percent, respectively, of total investment banking fees earned by the Company. Three clients accounted for approximately 24, 29 and 14 percent, respectively, of total investment banking fees for the year ended December 31, 1999.

9.  OPERATING LEASES:

    The Company leases office and off-site storage space and equipment through lease agreements that expire between 2000 and 2001. Total expenses incurred under these agreements for the years ended December 31, 1997, 1998 and 1999, were approximately $88,000, $93,000 and $84,000, respectively.

    Future minimum lease payments are as follows (in thousands):


For the year ending December 31--
  2000...............................................    $ 81
  2001...............................................      22
                                                         ----
                                                         $103
                                                         ====

10.  NET CAPITAL REQUIREMENTS:

    Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain a minimum net capital, as defined under such provisions. Net capital and the related net capital ratio may fluctuate on a daily basis.

    At December 31, 1999, the Company had net capital of approximately $140,000 and a net capital requirement of $50,000. The Company's ratio of aggregate indebtedness to net capital was .91 to 1. The Securities and Exchange Commission permits a ratio for the Company at this time of no greater than 15 to 1.

11.  PROFIT-SHARING PLAN:

    Effective January 1, 1993, the Company adopted a profit-sharing plan with 401(k) provisions. This plan calls for discretionary contributions by the Company as determined by the board of directors. Employee contributions are made to the plan by electing to defer from 1 percent to 15 percent of an employee's compensation. The employer is not required to make a matching contribution. Employees are eligible to participate in the plan after they have attained 21 years of age and have completed six months of service. The Company made contributions to the plan of approximately $1,800 and $9,200 during the years ended December 31, 1997 and 1998, respectively. This plan was terminated in May 1999. The Company then entered into an agreement with Administaff, the Company's outside payroll administrator, to maintain the Company's 401(k) plan for eligible employees under the same terms of the Company's former plan. The Company made no contributions to the plan during the year ended December 31, 1999.

12.  CAPITAL STOCK:

SERIES A NONVOTING CUMULATIVE, PREFERRED STOCK

    On December 1, 1995, the Company designated 300,000 shares of its nonconvertible preferred stock as Series A cumulative, preferred stock. The shares were redeemable at the option of the Company at amounts and conditions as defined by the Company's resolution that established the shares. Dividends were payable quarterly beginning December 31, 1995, at an annual rate of $0.08 per share. In the event of liquidation, the holders of the preferred stock were entitled to the initial par value for each share held, plus an amount equal to 17 percent their initial investment, compounded on an annual basis, plus any accrued but unpaid dividends. During the year ended December 31, 1995, the Company sold 20,000 shares of Series A preferred stock for $20,000. Pursuant to unanimous approval of the board of directors, the Company issued an additional 10,000 shares of preferred stock for $10,000 in March 1996.

    On November 30, 1997, the Company elected to redeem the outstanding
Series A preferred stock at its preference amount of $40,461. Effective
January 1998, the Company revised its Articles of Incorporation to eliminate the Series A preferred stock.

SERIES B NONVOTING CUMULATIVE, PREFERRED STOCK

    On June 24, 1997, the Company designated 500,000 shares of its nonconvertible preferred stock as Series B cumulative, preferred stock at $1.00 par value per share. The shares were redeemable at the option of the Company at amounts and conditions as defined by the Company's resolution that established the shares. Dividends were payable quarterly beginning September 30, 1997, at an annual rate of $0.0825 per share. In the event of liquidation, the holders of the preferred stock were entitled to the initial par value for each share held plus any accrued but unpaid dividends. During the year ended December 31, 1997, the Company sold four units, each consisting of 24,375 shares of Series B preferred stock and a limited partnership interest in MGCO Investments, Ltd., a related party. Each unit sold for $25,000, which was allocated $24,375 to the preferred stock and $625 to the limited partnership interest.

    On June 1, 1998, the Company elected to redeem the outstanding Series B preferred stock at its preference amount of $97,500. Effective July 1998, the Company revised its Articles of Incorporation to eliminate the Series B preferred stock.

13.  STOCK OPTION PLAN:

    On December 13, 1995, the Company adopted its 1995 stock option plan (the 1995 Plan) and authorized the issuance of 700,000 stock options. For each option, the exercise price may not be less than the fair market value of a share on the date the option is granted, vesting occurs ratably over periods ranging from one to five years and expiration occurs between five and 10 years from the date of grant. Upon termination or resignation of an employee, all options must be exercised and the Company is required to purchase all of the stock of the departing employee at its fair market value. Option grants may include stock appreciation rights in order to allow for cashless option exercises. During 1999, three employees owning 100 percent vested options resigned and exercised their rights to cashless option exercises. At the date of the cashless exercise, the excess of the fair market value over the exercise price of the options of approximately $19,000 has been recorded as compensation expense in the accompanying consolidated statement of income (loss) for the year ended December 31, 1999.

    The Company has adopted a new stock option plan, the MGi2, Inc. 2000 Stock Plan (the 2000 Plan). As part of the exchange of shares discussed in Note 1, the Company will issue options to purchase two shares of MGi2, Inc. common stock under the 2000 Plan in exchange for each outstanding option to purchase one share of common stock of McFarland, Grossman and will terminate the 1995 Plan. The exercise price of the newly issued options shall be 50% of the exercise price of the McFarland, Grossman options. The aggregate amount of common stock with respect to which awards may be granted may not exceed 650,000 shares, subject to adjustment to reflect stock splits. Options granted under the 2000 Plan may be either non-qualified stock options or may qualify as incentive stock options.

    Information with respect to options granted under the 1995 Plan and subsequently exchanged for options under the 2000 Plan is as follows for the years ended December 31, 1997, 1998 and 1999:

                                                                         WEIGHTED
                                                                         AVERAGE
                                                           PRICE PER     EXERCISE
                                              OPTIONS        SHARE        PRICE
                                              --------   -------------   --------
Outstanding on December 31, 1996............   222,500   $0.50 - $0.57    $0.56
  Granted...................................    45,000   $        0.50    $0.50
                                              --------
Outstanding on December 31, 1997............   267,500   $0.50 - $0.57    $0.55
  Granted...................................   115,000   $0.67 - $1.28    $0.74
  Forfeited.................................   (84,000)  $0.50 - $0.57    $0.56
                                              --------
Outstanding on December 31, 1998............   298,500   $0.50 - $1.28    $0.63
  Granted...................................   165,000   $0.67 - $1.27    $0.78
  Exercised.................................  (253,600)  $0.50 - $0.67    $0.59
  Forfeited.................................   (48,400)  $0.57 - $1.27    $1.00
                                              --------
Outstanding on December 31, 1999............   161,500   $0.57 - $1.28    $0.72
                                              ========

                                         1997            1998            1999
                                     -------------   -------------   -------------
Options exercisable on
  December 31......................     158,100         165,100         26,500
Weighted average contractual
  life.............................      7.3 years       7.6 years       7.2 years
Exercise Price per share--
  Exercisable on December 31.......  $0.50 - $0.57   $0.50 - $0.57   $0.57 - $1.28
  Unexercised on December 31.......  $0.50 - $0.57   $0.50 - $1.28   $0.57 - $1.28
  Weighted average price of
    exercisable options............  $   0.54        $   0.55        $   0.97
  Weighted average fair value of
    options granted during the
    year...........................  $   0.13        $   0.12        $   0.30

    The Company accounts for its employee stock options under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," for which no compensation expense is recognized for employee stock options if there is no intrinsic value at the date of grant.

    Had the Company elected to apply Financial Accounting Standards Board SFAS No. 123, "Accounting for Stock-Based Compensation," using the fair value-based method, the Company's net income (loss) and net income (loss) per share amounts would have been decreased (increased) to the following pro forma amounts (in thousands, except for per share amounts).

                                                            1997       1998       1999
                                                          --------   --------   --------
Net income (loss)--
  As reported...........................................    $522       $137      $(297)
  Pro forma.............................................     513        126       (304)

Net income (loss) per share, basic--
  As reported...........................................    $.34       $.09      $(.20)
  Pro forma.............................................     .34        .08       (.20)

Net income (loss) per share, diluted--
  As reported...........................................    $.28       $.07      $(.18)
  Pro forma.............................................     .27        .07       (.19)

    The fair value of the options at date of grant was estimated for 1997, 1998 and 1999 using the Black-Scholes Model with the following assumptions:

                                                 1997        1998        1999
                                               ---------   ---------   ---------
Risk-free interest rate......................    5.88%       5.25%       5.0%
Expected life................................   5 years    2-5 years   2-5 years
Expected dividends...........................    None        None        None

    The Black-Scholes option valuation model and other existing models were developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of and are highly sensitive to subjective assumptions, including the expected stock price volatility. The Company's employee stock options have characteristics significantly different from those of traded options, and changes in the subjective input assumptions can materially affect their fair value estimate.

14.  ADDITIONAL TRANSACTIONS WITH RELATED PARTIES:

    In connection with the Series B preferred stock offering, the Series B stockholders also received limited partnership interests in MGCO Investments, Ltd., a Texas limited partnership of which the Company was the sole general partner. The Company had a securities sharing agreement, dated July 1997, with MGCO Investments, Ltd., whereby MGCO Investments, Ltd., would receive 1 percent of all securities that the Company earned for each $10,000 of Series B preferred stock sold plus 1.01 percent of the above-determined percentage. During 1997, MGCO Investments, Ltd., received warrants to purchase 5,000 shares of a client under this arrangement. This arrangement was terminated during 1998.

    From time to time, the Company receives warrants, options or shares of stock as a portion of fees for its services. It has generally been the Company's policy to give certain of these securities to its employees as a form of compensation. During 1999, warrants valued by the Company at approximately $100,000 were received as fees from customers and subsequently given to employees. The related fees and compensation expense are recorded in investment banking fees, and compensation and benefits in the accompanying statement of income (loss) for the year ended December 31, 1999.

    In 1999, two stockholders purchased warrants with a fair value of $14,000 which were reflected as securities owned at the time of purchase. The warrants were purchased in exchange for two promissory notes totaling $14,000. The notes were paid off by the employees prior to December 31, 1999.

    The Company received fees of approximately $20,000, $933,000 and none from related parties during 1997, 1998 and 1999, respectively.

    The Company paid insurance consulting fees of approximately $21,000 and $19,000 during 1997 and 1998, respectively, to a company owned by the stockholders of the Company. This company was dissolved in late 1998.

    Interest income on notes receivable from related parties was approximately $58,000 and $44,000 during 1998 and 1999, respectively.

    Interest expense related to the notes payable to related parties was approximately $900 and $23,000 during 1998 and 1999, respectively.


15.  COMMITMENTS AND CONTINGENCIES:



    The Company was named as a defendant in a lawsuit in which the plaintiff claimed he was wrongfully deprived of a specific ownership percentage in TransCoastal, a former client company that subsequently became publicly traded. In February 2000, the Company was removed from this legal action. The Company has instituted a legal action against TransCoastal to enforce the indemnification provision of the financial advisory agreement between the Company and TransCoastal. The Company believes, based on currently available information, that the results of this action will not have a material adverse effect on its results of operations or financial condition.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   MGI2, INC.

                                     [LOGO]


CAPITAL WEST SECURITIES, INC.



                           I-BANKERS SECURITIES, INC.



                               (EUROPEAN MANAGER)



                                                   WESTPORT RESOURCES INVESTMENT



                                              SERVICES, INC.



                           APS FINANCIAL CORPORATION


    UNTIL             , ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE
SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 24.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


1.  Consolidated Financial Statements



       The following consolidated financial statements of MGi2, Inc. (the "Registrant" or "Company") are included in the Prospectus:



            Report of Arthur Andersen LLP, Independent Public
              Accountants

            Independent Auditors' Report of Weinstein Spira & Company,
              P.C.

            Consolidated Statements of Financial Condition

            Consolidated Statements of Income (Loss)

            Consolidated Statements of Stockholders' Equity

            Consolidated Statements of Cash Flows

            Notes to Consolidated Financial Statements


2.  Exhibits:


    + a(1)  Certificate of Incorporation

    * b     Bylaws

      c     Not applicable

    * d     Specimen Common Stock Certificate

      e     Not applicable

      f     Not applicable

      g     Not applicable

    * h(1)  Form of Underwriting Agreement

    * h(3)  Form of Agreement Among Underwriters

    * h(3)  Form of Warrant Agreement

    * i     MGi2, Inc. 2000 Stock Plan

      j     Not applicable

    * k(1)  Form of Employment Agreement with Cary M. Grossman

    * k(2)  Form of Employment Agreement with Clifford E. McFarland

    * k(3)  Form of Officer and Director Indemnification Agreement

    * k(4)  Form of Lock Up Agreement with MGi2

    * k(5)  Form of Lock Up Agreement with Non-employee Directors

    * k(6)  Form of Lock Up Agreement with Officers and Certain
              Affiliates

    * k(7)  Form of Lock Up Agreement with Advisory Board Members

    + k(8)  Power of Attorney (included on signature page)

    * l     Opinion of Andrews & Kurth L.L.P.

      m     Not applicable

      n(1)  Consent of Arthur Andersen LLP

      n(2)  Consent of Weinstein Spira & Company, P.C.

    + n(3) Letter from Weinstein Spira & Company, P.C. regarding change in Certifying Accountant

    * n(4)  Consent of Andrews & Kurth L.L.P. (included in Exhibit l)

      n(5)  Consent of Robert M. Chiste to be appointed director

      n(6)  Consent of Glyn J. Meek to be appointed director

      n(7)  Consent of Robert G. Solomon to be appointed director

      o     Not applicable

      p     Not applicable

      q     Not applicable


------------------------

*   to be filed by amendment.


+   previously filed.


ITEM 25.  MARKETING ARRANGEMENTS

    Not applicable. See "Underwriting"

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    Set forth below are the expenses (other than underwriting discounts, commissions and non-accountable expense allowance) we expect to incur in connection with the issuance and distribution of the securities registered hereby. With the exception of the SEC registration fee, the NASD filing fee and the AMEX filing fee, the amounts set forth below are estimates:



SEC registration fee........................................  $  4,129
NASD filing fee.............................................     1,860
American Stock Exchange listing fee.........................    25,000
Printing and engraving expenses.............................    75,000
Legal fees and expenses.....................................   150,000
Accounting fees and expenses................................    50,000
Transfer agent and registrar fees...........................     7,500
Miscellaneous...............................................    41,511
                                                              --------
    TOTAL...................................................  $355,000
                                                              ========


ITEM 27.  PERSONS CONTROLLED OR UNDER CONTROL WITH REGISTRANT

                  COMPANY                    JURISDICTION   BASIS OF COMMON CONTROL
                  -------                    ------------   -----------------------
McFarland, Grossman & Company, Inc.          Delaware       100% owned by MGi2
MGi2 Ventures, Inc.                          Delaware       100% owned by MGi2
MGi2 Capital, Inc.                           Delaware       100% owned by MGi2

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

    As of January 31, 2000

TITLE OF CLASS                                                HOLDERS OF RECORD
--------------                                                -----------------
Common stock                                                             2

ITEM 29.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145(a) of the Delaware General Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation), or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    Section 145(b) provides that a corporation similarly may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

    Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators, and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

    Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law or (4) for any transaction from which the director derived an improper personal benefit.

    MGi2's certificate of incorporation provides that indemnification shall be to the fullest extent permitted by the DGCL for all current or former directors or officers of MGi2. As permitted by the DGCL, the certificate of incorporation provides that directors of MGi2 shall have no personal liability to MGi2 or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to MGi2 or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (3) under
Section 174 of the DGCL or (4) for any transaction from which a director derived an improper personal benefit.

    In addition, MGi2 has entered into agreements with various of its officers, directors and advisory directors which provide for indemnification of those individuals. MGi2 and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribution with respect to payments which MGi2 or such persons may be required to make in respect thereof. Notwithstanding the foregoing, for as long as the Company is regulated as a business development company under the Investment Company Act, the foregoing indemnification rights shall not include indemnification for actions or matters for which directors cannot be indemnified under the provisions of the Investment Company Act.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    None.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

MGi2, Inc.
9821 Katy Freeway, Suite 500
Houston, Texas 77024
(800) 315-6979

ITEM 32.  MANAGEMENT SERVICES

    None.

ITEM 33.  UNDERTAKINGS

    The undersigned registrant hereby undertakes:

       (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 29, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

       (b) To provide to the underwriter(s) at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter(s) to permit prompt delivery to each purchaser.

       (c) For purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (d) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


       (e) To suspend the offering of shares until the prospectus is amended if
           (1) subsequent to the effective date of the registrant's registration statement, the net asset value declines more than ten percent from the registrant's net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on March 15, 2000.



                                                       MGi2, INC.

                                                       By:             /s/ CARY M. GROSSMAN
                                                            -----------------------------------------
                                                                         Cary M. Grossman
                                                              CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                                                     CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX


     EXHIBIT NO.            DESCRIPTION
---------------------       -----------
       + a(1)               Certificate of Incorporation
       * b                  Bylaws
         c                  Not applicable
       * d                  Specimen Common Stock Certificate
         e                  Not applicable
         f                  Not applicable
         g                  Not applicable
       * h(1)               Form of Underwriting Agreement
       * h(3)               Form of Agreement Among Underwriters
       * h(3)               Form of Warrant Agreement
       * i                  MGi2, Inc. 2000 Stock Plan
         j                  Not applicable
       * k(1)               Form of Employment Agreement with Cary M. Grossman
       * k(2)               Form of Employment Agreement with Clifford E. McFarland
       * k(3)               Form of Officer and Director Indemnification Agreement
       * k(4)               Form of Lock Up Agreement with MGi2
       * k(5)               Form of Lock Up Agreement with Non-employee Directors
       * k(6)               Form of Lock Up Agreement with Officers and Certain
                              Affiliates
       * k(7)               Form of Lock Up Agreement with Advisory Board Members
       + k(8)               Power of Attorney (included on signature page)
       * l                  Opinion of Andrews & Kurth L.L.P.
         m                  Not applicable
         n(1)               Consent of Arthur Andersen LLP
         n(2)               Consent of Weinstein Spira & Company, P.C.
       + n(3)               Letter from Weinstein Spira & Company, P.C. regarding change in Certifying Accountant
       * n(4)               Consent of Andrews & Kurth L.L.P. (included in Exhibit l)
         n(5)               Consent of Robert M. Chiste to be appointed director
         n(6)               Consent of Glyn J. Meek to be appointed director
         n(7)               Consent of Robert G. Solomon to be appointed director
         o                  Not applicable
         p                  Not applicable
         q                  Not applicable


------------------------

*   to be filed by amendment.


+   previously filed.


                                      L-1